UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

SCHEDULE 14A

___________________

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

INTERNATIONAL MEDIA ACQUISITION CORP.
(Name of Registrant as Specified in its Charter)

________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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INTERNATIONAL MEDIA ACQUISITION CORP.
1604 US Highway 130
North Brunswick, NJ 08902
(212) 960-3677

PROXY STATEMENT FOR ANNUAL GENERAL MEETING
OF STOCKHOLDERS OF INTERNATIONAL MEDIA ACQUISITION CORP.

December 9, 2024

Dear Stockholders:

You are cordially invited to attend the Annual General Meeting (the “Annual General Meeting”) of International Media Acquisition Corp., a Delaware limited liability company (“International Media” “IMAQ”, the “Company,” “we,” “us” or “our”), to be held on December 30, 2024, at 9:00 a.m., Eastern Time, at the offices of Loeb & Loeb LLP, located at 345 Park Avenue, New York, NY 10154, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, or to attend virtually via the Internet. You will be able to attend the Annual General Meeting online, vote, and submit your questions during the Annual General Meeting by visiting https://www.cstproxy.com/imac/agm2024 or dialing 1 800-450-7155 or +1 857-999-9155 using the following information:

Meeting ID: 6763082#
Passcode: 6763082#

While stockholders are encouraged to attend the meeting virtually, you will be permitted to attend the Annual General Meeting in person at the offices of Loeb & Loeb LLP. The accompanying proxy statement is dated December 9, 2024, and is first being mailed to stockholders of the Company on or about December 10, 2024. The Notice of Annual Meeting of Stockholders, the Proxy Statement and the proxy card accompany this letter are also available at https://www.cstproxy.com/imac/agm2024.

Even if you are planning on attending the Annual General Meeting online, please promptly submit your proxy vote by completing, dating, signing and returning the enclosed proxy, so that your shares will be represented at the Annual General Meeting. It is strongly recommended that you complete and return your proxy card before the Annual General Meeting date to ensure that your shares will be represented at the Annual General Meeting. Instructions on how to vote your shares are on the proxy materials you received for the Annual General Meeting.

As discussed in the enclosed Proxy Statement, the purpose of the Annual General Meeting is to consider and vote upon the following proposals:

(i)     Proposal 1 — The Charter Amendment Proposal — A proposal to amend IMAQ’s current certificate of incorporation (the “Current Charter”) to extend the date by which it has to consummate a business combination (the “Combination Period”) for twenty-four (24) additional one (1) month periods from January 2, 2025 to January 2, 2027 (the “Charter Amendment Proposal”)

(ii)    Proposal 2 — Trust Amendment Proposal — A proposal to amend IMAQ’s investment management trust agreement, dated as of July 28, 2021, as amended on July 26, 2022, January 27, 2023, July 31, 2023, (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), allowing the Company to extend the Combination Period for twenty-four (24) additional one (1) month periods from January 2, 2025 to January 2, 2027 (i.e., for a total period of time ending 65 months from the consummation of the IPO) (as amended, the “Trust Amendment”) by depositing into the trust account (the “Trust Account”) $2,000 for each one-month extension (each, an “Extension Payment”) (the “Trust Amendment Proposal”);

(iii)   Proposal 3 — Target Amendment Proposal — A proposal to allow the Company to undertake an initial business combination with any entity with its principal business operations in China (including Hong Kong and Macau) (the “Target Amendment Proposal”); and

(iv)   Proposal No. 4 — The Director Proposal — a proposal to elect one Class I director to the Company’s board of directors until the expiration of his or her term or until his or her respective successor has been duly elected and qualified or until his or her earlier resignation, removal or death. This proposal is referred to as the “Director Proposal”. The term of the Class I directors will end at our annual meeting held in 2028.

(v)    Proposal No. 5 — The Adjournment Proposal — To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof (the “Adjournment Proposal”).

Each of the Charter Amendment Proposal, the Trust Amendment Proposal, the Target Amendment Proposal, the Director Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement. Please take the time to read carefully each of the proposals in the accompanying Proxy Statement before you vote.

The Board has fixed the close of business on December 3, 2024 (the “Record Date”) as the date for determining stockholders entitled to receive notice of and vote at the Annual General Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Annual General Meeting or any adjournment thereof.

You are not being asked to vote on a Business Combination at this time.

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to allow the Company an option to further extend the time to complete an initial business combination (the “Business Combination”). Pursuant to the Company’s Current Charter, the Company must consummate a Business Combination by January 2, 2025 (assuming the Company extends the date by which IMAQ must consummate a business combination to the maximum time allowed, i.e., 41 months from the consummation of the IPO, the “Termination Date”).

If the Charter Amendment Proposal and Trust Amendment are approved, the Company will instead have the right to extend the Combination Period twenty-four (24) times for an additional one (1) month each time up to January 2, 2027 to complete a Business Combination, provided that the Extension Payment of $2,000 per month (the “Extension Payment”) is deposited into the Trust Account on or prior to the date of the same applicable deadline. Assuming that there are no redemptions, the Extension Payment would result in additional amount per public share of approximately $0.002 per month.

IMAQ management believes that if the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Buyer (as defined below) or their affiliates will, if needed, contribute a sufficient amount to the Company as a loan (each loan being referred to herein as a “Contribution”) for the Company to deposit the funds into the Trust Account as the Extension Payment and to extend the business combination period for an additional one (1) month period each time for a total of twenty-four (24) times. Each Extension Payment will be deposited in the Trust Account within two business days prior to the beginning of the additional extension period (or portion thereof). The Contribution(s) shall be made in the form of non-interest bearing, unsecured promissory notes. If we complete a Business Combination, we will, at the option of the Sponsor, repay the Contribution or convert a portion or all of the amounts loaned under such Contribution into units, which units will be identical to the private placement units issued to our Sponsor that closed concurrently with our initial public offering as described in the registration statement for our initial public offering. The Company will not be obligated to repay the loans if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account.

The purpose of the Target Amendment Proposal is to afford the Company with flexibility for its search of target to undertake an initial business combination (the “Business Combination”). Pursuant to its initial public offering prospectus, the Company currently cannot undertake a Business Combination with any entity with its principal business operations in China (including Hong Kong and Macau) (the “China-based Target”). If the Target Amendment Proposal is approved, the Company shall have the right to undertake a Business Combination with a China-based Target. This will allow the Company to access a larger pool of target candidates and provide additional flexibility for the Company to consummate a Business Combination by the Termination Date.

IMAQ’s board of directors (the “Board”) has determined that given the Company’s expenditure of time, efforts and money on identifying suitable target business and completion of a Business Combination, and the market opportunity the Company has observed in the People’s Republic of China (including Hong Kong and Macau) (the “PRC”, or “China”), it is in the best interests of its shareholder to approve the Target Amendment Proposal. If the Target Amendment Proposal is approved, there will be no restriction in the geographic location of targets that we can pursue, and we may pursue a Business Combination with a China-based Target. If we undertake a Business Combination with a China-based Target, we will be subject to legal and operational risks associated with being based in China. See “Proposal 3 — The Target Amendment Proposal — Risks Related to Our Possible Business Combination with a China-based Target” for details.

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to allow the Company an option to further extend the Combination Period. The Current Charter provides that the Company has until January 2, 2025 (if extended to the maximum time allowed under the Current Charter) to complete its initial business combination. The purpose of the Target Amendment Proposal is to afford the Company with flexibility for its search of target to undertake a Business Combination. You are not being asked to vote on any business combination at this time. If the Charter Amendment, the Trust Amendment and the Target Amendment are implemented and you do not elect to redeem your public shares now, you will retain the right to vote on the business combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the funds held in the Trust Account, including a pro rata portion of any interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, in the event a business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the shareholders’ vote is sought) or the Company has not consummated the business combination by the applicable termination date.

On November 10, 2023, the Company entered into a Securities Purchase Agreement (amended on January 31, 2024, and as amended from time to time, the “Securities Purchase Agreement”) with JC Unify Capital (Holdings) Limited, a BVI company (“JC Unify” or the “Buyer”), the Sponsor, and Shibasish Sarkar, pursuant to which, among other things, (i) the Sponsor agreed to sell, and JC Unify agreed to purchase, 4,125,000 shares of common stock and 657,675 private placement units of the Company, which represents 76% of the total Company Securities owned by the Sponsor (“Transferred Sponsor SPAC Securities”) for an aggregate purchase price of $1.00 (the “Closing Cash Purchase Price”), (ii) the Sellers shall deliver the termination of indemnity agreements of Shibasish Sarkar and Vishwas Joshi, and resignations of all of the officer and directors of the SPAC, other than the officer and director(s) as mutually agreed (iii) in connection with the issuance of a $1,300,000 promissory note by JC Unify to the Company, the SPAC shall issue (i) 100,000 new units and 847,675 shares of common stock from the Company at the closing of a business combination, (iv) out of the $300,000 fee due to Chardan Capital Markets LLC (the “Chardan”), $50,000 shall be rebated via wire transfer from the Chardan to the Sponsor at the Closing, (v) the Sellers and JC Unify agree and acknowledge that the Company shall purchase directors and officers’ insurance for the officers or directors of the Company that is serving or has served as an officer or director of the SPAC prior to the signing of the SPA (“Initial Officers and Directors”) with coverage of $1 million for an one (1) year, covering the period from July 26, 2023 to July 26, 2024, and (vi) the Company will use best efforts to include a provision in the definitive business combination agreement, stipulating that the potential target will refrain from initiating any legal action against Initial Officers and Directors of the Company, except in the event of fraud, negligence or bad faith prior to their resignations.

The obligation of JC Unify and Sellers in connection with the Closing are subject to the satisfaction (or waiver) of the certain conditions as described in the Securities Purchase Agreement.

On January 31, 2024, the Company issued an unsecured promissory note in the aggregate principal amount of up to $1,300,000 (the “January 2024 Promissory Note”) Pursuant to the January 2024 Promissory Note, the Buyer agreed to loan to the Company an aggregate amount of up to $1,300,000. The January 2024 Promissory Note shall be payable promptly on demand and in any event, no later than the date on which the Company terminates or consummates an initial business combination. Such January 2024 Promissory Note is convertible into units having the same terms and conditions as the private placement units as described in the Prospectus, at the price of $10.00 per unit, at the option of the Buyer. The January 2024 Promissory Note does not bear interest. As additional consideration for the Buyer making the January 2024 Promissory Note available to the Company, the Company shall issue to the Buyer (a) 100,000 new units at the closing of the Business Combination, which shall be identical in all respects to the private placement units issued at the Company’s initial public offering (the “New Units”), and (b) 847,675 shares of Common Stock of the Company (the “Additional Securities”) of which (i) 250,000 of the Additional Securities shall be subject to no transfer restrictions or any other lock-up provisions, earn outs or other contingencies, and shall be registered for resale pursuant to the first registration statement filed by the Company or the surviving entity in connection with the closing of the Business Combination, or if no such registration statement is filed in connection with the closing of the Business Combination, the first registration statement filed subsequent to the closing of the Business Combination, which will be filed no later than 30 days after the closing of the Business Combination and declared effective no later than 60 days after the closing of the Business Combination; and (ii) 657,675 of the Additional Securities shall be subject to the same terms and conditions applied to the insider shares described in the Prospectus. The Additional Securities and New Units shall be issued to the Buyer in conjunction with the closing of a Business Combination.

On February 27, 2024, the Company issued an unsecured promissory note in the aggregate principal amount of up to $530,000 (the “Promissory Note B”) to the Buyer. Pursuant to Promissory Note B, the Buyer agreed to loan to the Company an aggregate amount of up to $530,000. The Promissory Note B shall be payable promptly on demand and in any event, no later than the date on which the Company terminates or consummates an initial business combination. The Promissory Note B is convertible into units having the same terms and conditions as the private placement units as described in the Prospectus at the price of $10.00 per unit, at the option of the Buyer. The Promissory Note B does not bear interest. The proceeds of Promissory Note B will be used by the Company to pay various expenses of the Company, including any payment to extend the period of time the Company has to consummate an initial business combination, and for working capital purposes.

On February 27, 2024, the Company issued an unsecured promissory note in the aggregate principal amount of up to $470,000 (the “Promissory Note C”) to the Buyer. Pursuant to Promissory Note C, the Buyer agreed to loan to the Company an aggregate amount of up to $470,000. The Promissory Note C shall be payable promptly on demand and in any event, no later than the date on which the Company terminates or consummates an initial business combination. The Promissory Note C does not bear interest and is convertible into units having the same terms and conditions as the private placement units as described in the Prospectus, at the price of $10.00 per unit, at the option of the Buyer.

On June 28, 2024, the Company entered into amendments to the January 2024 Promissory Note, Promissory Note B and Promissory Note C (the January 2024 Promissory Note, Promissory Note B and Promissory Note C are collectively referred to as the “Prior Notes”) with JC Unify Capital (Holdings) Limited (the “Amendments to the Promissory Notes”). Pursuant to the Amendments to the Promissory Notes, JC Unify Capital (Holdings) Limited has the right to convert the Prior Notes into units consisting of one share of Common Stock of the Company and one right to receive one-twentieth of one share of Common Stock of the Company (together, the “Conversion Securities”), with no fractional Conversion Securities to be issued upon conversion, and the Prior Notes to be converted immediately prior to the closing of the Business Combination. The Amendments to the Promissory Notes also amended the events of default, so that the failure of the Company to issue Conversion Securities constitutes a failure to make required payments, constituting an event of default.

In connection with the Annual General Meeting, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to IMAQ to pay franchise and income taxes, divided by the number of then outstanding public shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal, the Trust Amendment Proposal, the Target Amendment Proposal, the Director Proposal and the Adjournment Proposal, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Charter Amendment Proposal, the Trust Amendment Proposal and the Target Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when a business combination is submitted to a vote by the stockholders, subject to any limitations set forth in our Charter. Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $11.5 million of marketable securities as of December 3, 2024. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if IMAQ has not completed a business combination by January 2, 2027 (if extended to the maximum time allowed). Our Sponsor, other initial stockholders, and our initial officers and directors (collectively, “Initial Stockholders”), own an aggregate of 5,750,000 shares of our common stock, which we refer to as the “Founder Shares”, that were issued prior to the IPO and our Sponsor owns 796,900 units, which we refer to as the “Private Placement Units”, that were purchased by our Sponsor in a private placement which occurred simultaneously with the completion of the IPO.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two (2) business days prior to the Annual General Meeting (or December 26, 2024). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

As of December 3, 2024, there was approximately $11.5 million in the Trust Account. If the Target Amendment Proposal is approved, there will be no restriction in the geographic location of targets that we can pursue, and we may pursue a Business Combination with a China-based Target. If the Charter Amendment Proposal is approved and the Company extends the Combination Period up to January 2, 2027, with twenty-four (24) one-month extensions after January 2, 2025, the redemption price per share at the meeting for the Business Combination or the Company’s subsequent liquidation will be approximately $11.80 per share (without taking into account any extension deposits or interest earned after December 3, 2024 and before deducting any taxes payable).

If the Charter Amendment Proposal, the Trust Amendment Proposal, the Target Amendment Proposal and the Director Proposal are not approved, and we have not consummated a business combination by January 2, 2025, we will (a) (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event the Company winds up.

Subject to the foregoing, the affirmative vote of at least a majority of the Company’s outstanding common stock, including the common stock owned by our Initial Stockholders (the “Common Stock”), will be required to approve the Charter Amendment Proposal and the Trust Amendment Proposal. A majority of the shares represented in person or by proxy at the Annual General Meeting will be required to approve the Target Amendment Proposal. Assuming a quorum is present, the Class I director will be elected by a plurality of the votes cast. Notwithstanding stockholder approval our Board will retain the right to abandon and not implement the Charter Amendment Proposal, the Trust Amendment Proposal and the Target Amendment Proposal at any time without any further action by our stockholders. The Adjournment Proposal will require the affirmative vote of a majority of the share present in person or by proxy and will only be put forth for a vote if the Chairman of the Annual General Meeting may deem necessary or appropriate to adjourn the Annual General Meeting to a later date or dates.

Our Board has fixed the close of business on December 3, 2024, as the date for determining the Company’s shareholders entitled to receive notice of and vote at the Annual General Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Annual General Meeting or any adjournment thereof.

We know that many of our shareholders will be unable to attend the Annual General Meeting. We are soliciting proxies so that each shareholder of record has an opportunity to vote on all matters that are scheduled to come before the shareholders at the Annual General Meeting. Whether or not you plan to participate at the Annual General Meeting, please take the time now to read the Proxy Statement and vote by submitting by mail a paper copy of your proxy or vote instructions, so that your shares are represented at the meeting. You may also revoke your proxy or vote instructions and change your vote at any time prior to the Annual General Meeting. Regardless of the number of IMAQ shares you own, your attendance or by proxy is important for quorum purposes and your vote is important for proper corporate action.

Our Board of Directors has determined that it is in the best interests of our shareholders to allow the Company to effect the Charter Amendment Proposal, the Trust Amendment Proposal, the Target Amendment Proposal and to re-elect Shibasish Sarkar as a Class I director. After careful consideration of all relevant factors, the Board of Directors has determined that each of the proposals is advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

IMAQ’s Initial Stockholders, IMAQ’s current directors and officers and JC Unify have interests in the Charter Amendment Proposal, the Trust Amendment Proposal, and Target Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Founder Shares and Private Units (both as defined below). See the section entitled “Annual General Meeting of IMAQ Shareholders — Interests of the Initial Stockholders” in this proxy statement.

Enclosed is the Proxy Statement containing detailed information concerning the Charter Amendment Proposal, the Trust Amendment Proposal, the Target Amendment Proposal, the Director Proposal and the Adjournment Proposal at the Annual General Meeting. Whether or not you plan to participate in the Annual General Meeting, we urge you to read this material carefully and vote your shares. Thank you for your continuing interest in International Media Acquisition Corp.

Sincerely,
/s/ Shibasish Sarkar
Shibasish Sarkar
Chief Executive Officer
December 9, 2024

INTERNATIONAL MEDIA ACQUISITION CORP.

NOTICE OF ANNUAL GENERAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 30, 2024

December 9, 2024

To the Stockholders of International Media Acquisition Corp.:

NOTICE IS HEREBY GIVEN that an Annual General Meeting of Stockholders (the “Annual General Meeting”) of International Media Acquisition Corp. (the “Company,” “IMAQ” or “we”), a Delaware corporation, will be held on December 30, 2024, at 9:00 a.m. Eastern Time. The Company will be holding the Annual General Meeting at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, NY 10154, and virtually via the Internet. You will be able to attend the Annual General Meeting online, vote, and submit your questions during the Annual General Meeting by visiting https://www.cstproxy.com/imac/agm2024 or dialing 1 800-450-7155 or +1 857-999-9155 using the following information:

Meeting ID: 6763082#
Passcode: 6763082#

The purpose of the Annual General Meeting will be to consider and vote upon the following proposals:

(i)     Proposal 1 — The Charter Amendment Proposal — A proposal to amend IMAQ’s current certificate of incorporation (the “Current Charter”) to extend the date by which it has to consummate a business combination (the “Combination Period”) for twenty-four (24) additional one (1) month periods from January 2, 2025 to January 2, 2027 (the “Charter Amendment Proposal”)

(ii)    Proposal 2 — Trust Amendment Proposal — A proposal to amend IMAQ’s investment management trust agreement, dated as of July 28, 2021, as amended on July 26, 2022, January 27, 2023, July 31, 2023 and January 2, 2024, (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), allowing the Company to extend the Combination Period for twenty-four (24) additional one (1) month periods from January 2, 2025 to January 2, 2027 (i.e., for a total period of time ending 65 months from the consummation of the IPO) (as amended, the “Trust Amendment”) by depositing into the trust account (the “Trust Account”) $2,000 for each one-month extension (each, an “Extension Payment”) (the “Trust Amendment Proposal”);

(iii)   Proposal 3 — Target Amendment Proposal — A proposal to allow the Company to undertake an initial business combination with any entity with its principal business operations in China (including Hong Kong and Macau) (the “Target Amendment Proposal”); and

(iv)   Proposal No. 4 — The Director Proposal — a proposal to elect one Class I director to the Company’s board of directors until the expiration of his or her term or until his or her respective successor has been duly elected and qualified or until his or her earlier resignation, removal or death. This proposal is referred to as the “Director Proposal”. The term of the Class I directors will end at our annual meeting held in 2028.

(v)    Proposal 5 — The Adjournment Proposal — To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof (the “Adjournment Proposal”).

Each of the Charter Amendment Proposal, the Trust Amendment Proposal, the Target Amendment Proposal, the Director Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement. Please take the time to read carefully each of the proposals in the accompanying Proxy Statement before you vote.

The Board of Directors has fixed the close of business on December 3, 2024 as the record date for the Annual General Meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Annual General Meeting or any adjournment or adjournments thereof.

By Order of the Board of Directors
/s/ Shibasish Sarkar
Chief Executive Officer
North Brunswick, New Jersey
December 9, 2024

IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL GENERAL MEETING, YOU ARE RESPECTFULLY REQUESTED BY THE COMPANY’S BOARD OF DIRECTORS TO INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY, OR FOLLOW THE INSTRUCTIONS CONTAINED IN THE PROXY CARD OR VOTING INSTRUCTIONS PROVIDED BY YOUR BROKER. IF YOU GRANT A PROXY, YOU MAY REVOKE IT AT ANY TIME PRIOR TO THE ANNUAL GENERAL MEETING.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL GENERAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 30, 2024. THIS PROXY STATEMENT TO THE STOCKHOLDERS WILL BE AVAILABLE AT https://www.cstproxy.com/imac/agm2024.

INTERNATIONAL MEDIA ACQUISITION CORP.
1604 US Highway 130
North Brunswick, NJ 08902

FORWARD LOOKING STATEMENTS

This proxy statement contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the plans and objectives of management for future operations, including as they relate to a business combination. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this proxy statement, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, including as they relate to a business combination, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management. Actual results and stockholders’ value will be affected by a variety of risks and factors, including, without limitation, international, national and local economic conditions, merger, acquisition and business combination risks, financing risks, geo-political risks, acts of terror or war, and those risk factors described under “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K, as amended, filed with the SEC on August 8, 2024 and Form 10-Q filed with the SEC on November 13, 2024, and in other reports the Company files with the SEC. Many of the risks and factors that will determine these results and stockholders’ value are beyond the Company’s ability to control or predict.

All such forward-looking statements speak only as of the date of this proxy statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Forward-Looking Statements” section.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including any annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the Annual General Meeting to be held in person or virtually on December 30, 2024, or at any adjournments and/or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposal to be considered at the Annual General Meeting.

When and where is the Annual General Meeting?

The Annual General Meeting will be held on December 30, 2024, at 9:00 a.m., Eastern Time at the offices of Loeb & Loeb LLP, located at 345 Park Avenue, New York, New York 10154 and via the Internet. You will be able to attend the Annual General Meeting online, vote, and submit your questions during the Annual General Meeting by visiting https://www.cstproxy.com/imac/agm2024 or dialing 1 800-450-7155 or +1 857-999-9155 using the following information:

Meeting ID: 6763082#
Passcode: 6763082#

What are the proposals on which I am being asked to vote at the Annual General Meeting?

IMAQ shareholders are being asked to consider and vote on the following proposals:

1.      The Charter Amendment Proposal — To amend IMAQ’s current certificate of incorporation (the “Current Charter”) to extend the date by which it has to consummate a business combination (the “Combination Period”) for twenty-four (24) additional one (1) month periods from January 2, 2025 to January 2, 2027 (the “Charter Amendment Proposal”)

2.      Trust Amendment Proposal — To amend IMAQ’s investment management trust agreement, dated as of July 28, 2021, as amended on July 26, 2022, January 27, 2023, July 31, 2023 and January 2, 2024, (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), allowing the Company to extend the Combination Period for twenty-four (24) additional one (1) month periods from January 2, 2025 to January 2, 2027 (i.e., for a total period of time ending 65 months from the consummation of the IPO) (as amended, the “Trust Amendment”) by depositing into the trust account (the “Trust Account”) $2,000 for each one-month extension (each, an “Extension Payment”) (the “Trust Amendment Proposal”);

3.      Target Amendment Proposal — To allow the Company to undertake an initial business combination with any entity with its principal business operations in China (including Hong Kong and Macau) (the “Target Amendment Proposal”); and

4.      Director Proposal — a proposal to elect one Class I director to the Company’s board of directors until the expiration of his or her term or until his or her respective successor has been duly elected and qualified or until his or her earlier resignation, removal or death. This proposal is referred to as the “Director Proposal”. The term of the Class I directors will end at our annual meeting held in 2028.

5.      Adjournment Proposal — To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

Are the proposals conditioned on one another?

The Charter Amendment Proposal and the Trust Amendment Proposal are cross-conditioned on the approval of each other. The Target Amendment Proposal, Director Proposal and the Adjournment Proposal are not conditioned upon the approval of any other proposal. For more information, see “Proposal No. 1 — Charter Amendment Proposal,” “Proposal No. 2 — Trust Amendment Proposal”, “Proposal No. 3 — Target Amendment Proposal” “Proposal No. 4 — Director Proposal,” “Proposal No. 5 — Adjournment Proposal.”

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our Board. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual General Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board as described below. If any matters not described in this proxy statement are properly presented at the Annual General Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Annual General Meeting is adjourned, the proxy holders can vote the shares on the new Annual General Meeting date as well, unless you have properly revoked your proxy instructions, as described elsewhere herein.

Can I attend the Annual General Meeting?

The Annual General Meeting will be held at 9:00 a.m., Eastern Time, on December 30, 2024, at the offices of Loeb & Loeb LLP, located at 345 Park Avenue, New York, NY 10154, or virtually via live webcast. You will be able to attend the Annual General Meeting online, vote and submit your questions during the Annual General Meeting by visiting https://www.cstproxy.com/imac/agm2024 or dialing 1 800-450-7155 or +1 857-999-9155 using the following information:

Meeting ID: 6763082#
Passcode: 6763082#

We encourage you to access the Annual General Meeting webcast prior to the start time. While stockholders are encouraged to attend the meeting virtually, you will be permitted to attend the Annual General Meeting in person at the offices of Loeb & Loeb LLP. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares.

Where will I be able to find the voting results of the Annual General Meeting?

We will disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual General Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual General Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.

How do I change my vote?

Stockholders may send a later-dated, signed proxy card to the Company’s proxy solicitor, Advantage Proxy, Inc., Attention: Karen Smith, Toll Free: 1-877-870-8565, Collect: 1-206-870-8565, E-mail: ksmith@advantageproxy.com so that it is received prior to the vote at the Annual General Meeting (which is scheduled to take place on December 30, 2024). Stockholders also may revoke their proxy by sending a notice of revocation to the Company’s Chief Executive Officer, which must be received prior to the vote at the Annual General Meeting, or by attending the Annual General Meeting, revoking their proxy and voting in person. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR,” and “WITHHELD” votes, abstentions and broker non-votes for the proposal. A stockholder’s failure to vote by proxy or to vote in person at the meeting will not be counted towards the number of shares of common stock required to validly establish a quorum. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established.

If my shares are held in “street name,” will my broker automatically vote them for me?

No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items.

Your broker, bank, or nominee can vote your shares with respect to “non-discretionary” items only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to the proposals. We believe that the Charter Amendment Proposal, the Trust Amendment Proposal, the Target Amendment Proposal and the Director Proposal are “non-discretionary” matters, and therefore, there will not be any broker non-votes at the Annual General Meeting.

What is a quorum?

A quorum is the minimum number of shares required to be present at the Annual General Meeting for the Annual General Meeting to be properly held under our Charter. The presence, in person, by proxy, or if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of a majority of the issued and outstanding shares of common stock entitled to vote at the Annual General Meeting constitutes a quorum. Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a stockholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe that the Charter Amendment Proposal, the Trust Amendment Proposal, the Target Amendment Proposal and the Director Proposal are “non-discretionary” matters.

Who can vote at the Annual General Meeting?

Holders of our common stock as of the close of business on December 3, 2024, the Record Date, are entitled to vote at the Annual General Meeting. As of the Record Date, there were 7,522,430 shares of common stock issued and outstanding, including 975,530 public shares. In deciding all matters at the Annual General Meeting, each stockholder will be entitled to one vote for each share of common stock held by them on the Record Date.

Registered Stockholders.    If our shares are registered directly in your name with our transfer agent, Continental, you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Annual General Meeting.

Street Name Stockholders.    If our shares are held on your behalf in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and your broker or nominee is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee as to how to vote your shares. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of common stock at the Annual General Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Throughout this proxy, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”

Does the Board recommend voting for the approval of the proposals?

Yes. After careful consideration of the terms and conditions of the Charter Amendment Proposal, the Trust Amendment Proposal, the Target Amendment Proposal, the Director Proposal, and the Adjournment Proposal, the Board has determined that each of the foregoing proposals is in the best interests of the Company and its shareholders. The Board unanimously recommends that the Company shareholders vote “FOR” the Charter Amendment Proposal, the Trust Amendment Proposal, the Target Amendment Proposal, the Director Proposal, and if necessary, the Adjournment Proposal.

How do I vote?

If you are a holder of record of the Company’s common stock on December 3, 2024, the Record Date for the Annual General Meeting, you may vote in person or by virtual attendance at the Annual General Meeting or by submitting a proxy for the Annual General Meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Annual General Meeting and vote in person, obtain a valid proxy from your broker, bank or nominee.

What interests do IMAQ’s directors and officers, the Initial Stockholders and the Buyer have in the approval of the Charter Amendment Proposal, the Trust Amendment Proposal, the Target Amendment Proposal and the Director Proposal?

IMAQ’s directors and officers, the Initial Stockholders and the Buyer have interests in the Charter Amendment Proposal, the Trust Amendment Proposal, Target Amendment Proposal and Director Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of the securities of IMAQ it owns and the possibility of future compensatory arrangements. See the section entitled “Proxy Statement for The Annual General Meeting — Interests of the Initial Stockholders, the Company’s Directors and Officers and the Buyer” in this proxy statement.

Do I have appraisal rights or dissenters’ rights if I object to the Charter Amendment Proposal, Trust Amendment Proposal, Target Amendment Proposal or the Director Proposal?

No. There are no appraisal rights available to IMAQ shareholders in connection with the Charter Amendment Proposal, Trust Amendment Proposal, Target Amendment Proposal or the Director Proposal.

If I own a public warrant or a public right, can I exercise Redemption rights with respect to my public warrants or public rights?

No. The holders of public warrants and public rights issued in connection with the IPO have no Redemption rights with respect to such public warrants and public rights.

If I am a unit holder, can I exercise Redemption rights with respect to my units?

No. Holders of outstanding units must separate the underlying public shares, public warrants and public rights prior to exercising Redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental with written instructions to separate such units into public shares, public warrants and public rights. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your Redemption rights upon the separation of the public shares from the units. See “How do I exercise my Redemption rights?” below. The address of Continental is listed under the question “Who can help answer my questions?” below.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant units and a deposit of an equal number of public shares, public warrants and public rights. This must be completed far enough in advance to permit your nominee to exercise your Redemption rights upon the separation of the public shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your Redemption rights.

How do I exercise my Redemption rights?

In connection with the Annual General Meeting, IMAQ shareholders may seek to redeem all or a portion of their public shares for a pro rata portion of the funds available in the Trust Account at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the Annual General Meeting, including interest earned on the funds held in the Trust Account and not previously released to IMAQ to pay its taxes, divided by the number of then issued and outstanding public shares, subject to the limitations described in the final prospectus dated July 29, 2021, filed in connection with the IPO.

Continental Stock Transfer & Trust Company, LLC
1 State Street, 30th Floor
New York, NY 10004
Attn: SPAC Redemption Team
Email: spacredemptions@continentalstock.com

In order to exercise your Redemption rights, you must, prior to 5:00 p.m. New York Time on December 26, 2024 (two (2) business days before the Annual General Meeting), (i) submit a written request to Continental, that IMAQ redeem your Public Shares for cash, and (ii) deliver your shares to Continental physically or electronically through DTC. The address of IMAQ’s transfer agent is listed under the question “Who can help answer my questions?” below. IMAQ requests that any requests for redemption include the identity as to the beneficial owner making such request. Electronic delivery of your shares generally will be faster than delivery of physical share certificates.

A physical share certificate will not be needed if your shares are delivered to IMAQ’s transfer agent electronically. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC and IMAQ’s transfer agent will need to act to facilitate the request. It is IMAQ’s understanding that shareholders should generally allot at least one week to obtain physical certificates from the transfer agent. However, because IMAQ does not have any control over this process or over the brokers or DTC, it may take significantly longer than one week to obtain a physical share certificate. If it takes longer than anticipated to obtain a physical certificate, shareholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their Redemption rights and thus will be unable to redeem their shares.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with IMAQ’s consent, until the vote is taken with respect to the matters presented at the Annual General Meeting. If you delivered your shares for redemption to the Trustee and decide within the required timeframe not to exercise your Redemption rights, you may request that Continental return the shares (physically or electronically). Such requests may be made by contacting Continental at the phone number or address listed under the question “Who can help answer my questions?”

IMAQ’s shareholders seeking to exercise their Redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two (2) business days prior to the vote on the proposals to approve the Charter Amendment, Extension Amendment, the Trust Amendment and the Target Amendment at the Annual General Meeting, or to deliver their shares to the transfer agent electronically using the DTC’s DWAC system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the Annual General Meeting ensures that a redeeming shareholder’s election to redeem is irrevocable once the Charter Amendment Proposal, the Trust Amendment Proposal, the Target Amendment Proposal and the Director Proposal are approved.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming shareholder. However, this fee would be incurred regardless of whether or not shareholders seeking to exercise Redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising Redemption rights, regardless of the timing of when such delivery must be effectuated.

What should I do if I receive more than one set of voting materials for the Annual General Meeting?

You may receive more than one set of voting materials for the Annual General Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Who will solicit and pay the cost of soliciting proxies for the Annual General Meeting?

Our Board is soliciting proxies for use at the Annual General Meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged Advantage Proxy, Inc. (“Advantage Proxy”) to assist in the solicitation of proxies for the Annual General Meeting. We have agreed to pay Advantage Proxy a fee of $7,000, plus associated disbursements for the Annual General Meeting, and will reimburse Advantage Proxy for its reasonable out-of-pocket expenses and indemnify Advantage Proxy against certain losses, damages, expenses, liabilities or claims. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of our common stock for their expenses in forwarding soliciting materials to beneficial owners of our common stock and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Who can help answer my questions?

If you have questions about the Annual General Meeting or the proposal to be presented thereat, if you need additional copies of the proxy statement or the enclosed proxy card, or if you would like copies of any of the Company’s filings with the SEC, including our Annual Report on Form 10-K for the year ended March 31, 2024, and our subsequent Quarterly Reports on Form 10-Q, you should contact:

International Media Acquisition Corp.
1604 US Highway 130
North Brunswick, NJ, 08902
Telephone: (212) 960-3677

You may also contact the Company’s proxy solicitor at:

Advantage Proxy, Inc.
Toll Free: 1-877-870-8565
Collect: 1-206-870-8565
Email: ksmith@advantageproxy.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

THE ANNUAL GENERAL MEETING OF STOCKHOLDERS

TO BE HELD DECEMBER 30, 2024
FIRST MAILED ON OR ABOUT DECEMBER 10, 2024

Date, Time and Place of the Annual General Meeting

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by the board of directors (the “Board”) for use at the Annual General Meeting of International Media Acquisition Corp., a Delaware limited liability company (the “Company,” “we,” “us” or “our”), and any adjournments and/or postponements thereof (the “Annual General Meeting”). The Annual General Meeting will be held on December 30, 2024, at 9:00 a.m., Eastern Time, at the offices of Loeb & Loeb LLP, located at 345 Park Avenue, New York, NY 10154, and will be available to attend virtually via the Internet. You will be able to attend the Annual General Meeting online, vote and submit your questions during the Annual General Meeting by visiting https://www.cstproxy.com/imac/agm2024 or dialing 1 800-450-7155 or +1 857-999-9155 using the following information:

Meeting ID: 6763082#
Passcode: 6763082#

While stockholders are encouraged to attend the meeting virtually, you will be permitted to attend the Annual General Meeting in person at the offices of Loeb & Loeb LLP.

The principal executive office of the Company is 1604 US Highway 130, North Brunswick, NJ 08902, and its telephone number, including area code is (212) 960-3677.

Proposals at the Annual General Meeting

At the Annual General Meeting, you will be asked to consider and vote upon the following matters:

(i)     Proposal 1 — The Charter Amendment Proposal — A proposal to amend IMAQ’s current certificate of incorporation (the “Current Charter”) to extend the date by which it has to consummate a business combination (the “Combination Period”) for twenty-four (24) additional one (1) month periods from January 2, 2025 to January 2, 2027 (the “Charter Amendment Proposal”)

(ii)    Proposal 2 — Trust Amendment Proposal — A proposal to amend IMAQ’s investment management trust agreement, dated as of July 28, 2021, as amended on July 26, 2022, January 27, 2023, July 31, 2023 and January 2, 2024, (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), allowing the Company to extend the Combination Period for twenty-four (24) additional one (1) month periods from January 2, 2025 to January 2, 2027 (i.e., for a total period of time ending 65 months from the consummation of the IPO) (as amended, the “Trust Amendment”) by depositing into the trust account (the “Trust Account”) $2,000 for each one-month extension (each, an “Extension Payment”) (the “Trust Amendment Proposal”);

(iii)   Proposal 3 — Target Amendment Proposal — A proposal to allow the Company to undertake an initial business combination with any entity with its principal business operations in China (including Hong Kong and Macau) (the “Target Amendment Proposal”); and

(iv)   Proposal No. 4 — The Director Proposal — a proposal to elect one Class I director to the Company’s board of directors until the expiration of his or her term or until his or her respective successor has been duly elected and qualified or until his or her earlier resignation, removal or death. This proposal is referred to as the “Director Proposal”. The term of the Class I directors will end at our annual meeting held in 2028.

(v)    Proposal No. 5 — The Adjournment Proposal — To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof (the “Adjournment Proposal”).

Each of the Charter Amendment Proposal, the Trust Amendment Proposal, the Target Amendment Proposal, the Director Proposal, and the Adjournment Proposal is more fully described in the accompanying Proxy Statement. Please take the time to read carefully each of the proposals in the accompanying Proxy Statement before you vote.

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to allow the Company an option to further extend the time to complete an initial business combination (the “Business Combination”). The Company’s Current Charter provides that the Company has the right to extend the Combination Period for one (1) month until January 2, 2025 (i.e., 41 months from the consummation of the IPO).

If both the Charter Amendment Proposal and Trust Amendment Proposal and approved, the Company will have the right to extend the Combination Period twenty-four (24) times for an additional one (1) month each time up to January 2, 2027 to complete a Business Combination, provided that the Extension Payment of $2,000 per month (the “Extension Payment”) is deposited into the Trust Account on or prior to the date of the same applicable deadline. Assuming that there are no redemptions, the Extension Payment would result in additional amount per public share of approximately $0.002 per month. Public stockholders may elect to redeem all, or a portion of, their shares for a per-share price, payable in cash, equal to the pro rata aggregate amount then on deposit in the Trust account (prior to the Extension Payment), including interest not previously released to IMAQ to pay franchise and income taxes.

IMAQ management believes that if the Charter Amendment Proposal is approved, the Buyer or their affiliates will, if needed, contribute a sufficient amount to the Company as a loan (each loan being referred to herein as a “Contribution”) for the Company to deposit the funds into the Trust Account as the Extension Payment and to extend the business combination period for an additional one (1) month period each time for a total of twenty-four (24) times. Each Extension Payment will be deposited in the Trust Account within two business days prior to the beginning of the additional extension period (or portion thereof). The Contribution(s) shall be made in the form of non-interest bearing, unsecured promissory notes. If we complete a Business Combination, we will, at the option of the Sponsor, repay the Contribution or convert a portion or all of the amounts loaned under such Contribution into units, which units will be identical to the private placement units issued to our Sponsor that closed concurrently with our initial public offering as described in the registration statement for our initial public offering. The Company will not be obligated to repay the loans if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account.

If the Charter Amendment Proposal, the Trust Amendment Proposal and the Target Amendment Proposal are not approved, and we have not consummated a business combination by January 2, 2025, we will (a) (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event the Company winds up.

Our Board of Directors has determined that it is in the best interests of our shareholders to allow the Company to effect the Charter Amendment Proposal and the Trust Amendment Proposal.

You are not being asked to vote on a Business Combination at this time.

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to allow the Company an option to further extend the Combination Period. The Current Charter provides that the Company has until January 2, 2025 (i.e., 41 months from the consummation of its IPO, after twelve (12) one-month extensions) to complete its initial business combination. The purpose of the Target Amendment Proposal is to afford the Company with flexibility for its search of target to undertake a Business Combination.

The purpose of the Target Amendment Proposal is to afford the Company with flexibility for its search of target to undertake an initial business combination (the “Business Combination”). Pursuant to its initial public offering prospectus, the Company was prohibited from undertaking a Business Combination with any entity with its principal business operations in China (including Hong Kong and Macau).

If the Target Amendment Proposal is approved, the Company shall have the right to undertake a Business Combination with a China-based Target (including in circumstances where it is the counterparty to a VIE or other arrangement with a China-based Target). This will allow the Company to access a larger pool of target candidates and provide additional flexibility for the Company to consummate a Business Combination by the Termination Date.

IMAQ’s board of directors (the “Board”) has determined that given the Company’s expenditure of time, efforts and money on identifying suitable target business and completion of a Business Combination, and the market opportunity the Company has observed in the People’s Republic of China (including Hong Kong and Macau) (the “PRC”, or “China”), it is in the best interests of its shareholder to approve the Target Amendment Proposal. IMAQ intends to call an additional meeting of its shareholders to approve a Business Combination at a future date (referred to herein as the “Business Combination Meeting”).

If the Target Amendment Proposal is approved, there will be no restriction in the geographic location of targets that we can pursue, and we may pursue a Business Combination with a China-based Target. If we undertake a Business Combination with a China-based Target, we will be subject to legal and operational risks associated with being based in China. See “Proposal 3 — The Target Amendment Proposal — Risks Related to Our Possible Business Combination with a China-based Target” for details.

The purpose of the Director Proposal is elect one Class I directors to serve until the 2028 annual meeting and until her or his successor is appointed and qualified. The approval of the Director Proposal requires an ordinary resolution of the holders of the shares of Common Stock. The Board of Directors has nominated Shibasish Sarkar to be re-elected as a Class I director.

You are not being asked to vote on any business combination at this time. If the Charter Amendment, the Trust Amendment and the Target Amendment are implemented and you do not elect to redeem your public shares now, you will retain the right to vote on the business combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the Trust Account, including a pro rata portion of any interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, in the event a business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the shareholders’ vote is sought) or the Company has not consummated the business combination by the applicable termination date.

In connection with the Annual General Meeting, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to IMAQ to pay franchise and income taxes, divided by the number of then outstanding public shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal, the Trust Amendment Proposal, the Target Amendment Proposal, the Director Proposal, the Adjournment Proposal, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Annual General Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Charter Amendment Proposal, the Trust Amendment Proposal and the Target Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when a business combination is submitted to a vote by the stockholders, subject to any limitations set forth in our Charter. Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $11.5 million of marketable securities as of December 3, 2024. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if IMAQ has not completed a business combination by January 2, 2027 (if extended to the maximum time allowed). Our Initial Stockholders, own an aggregate of 5,750,000 shares of our common stock, which we refer to as the “Founder Shares”, that were issued prior to the IPO and our Sponsor owns 796,900 units, which we refer to as the “Private Placement Units”, that were purchased by our Sponsor in a private placement which occurred simultaneously with the completion of the IPO.

Subject to the foregoing, the affirmative vote of at least a majority of the Company’s outstanding common stock, including the common stock owned by our Initial Stockholders (the “Common Stock”), will be required to approve the Charter Amendment Proposal and the Trust Amendment Proposal. A majority of the shares represented in person or by proxy at the Annual General Meeting will be required to approve the Target Amendment Proposal. Assuming a quorum is present, the Class I director will be elected by a plurality of the votes cast. Notwithstanding stockholder approval our Board will retain the right to abandon and not implement the Charter Amendment Proposal, the Trust Amendment Proposal and the Target Amendment Proposal at any time without any further action by our stockholders. The Adjournment Proposal will require the affirmative vote of a majority of the share present in person or by proxy and will only be put forth for a vote if the Chairman of the Annual General Meeting may deem necessary or appropriate to adjourn the Annual General Meeting to a later date or dates. The Adjournment Proposal will only be presented to our shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Annual General Meeting to approve the Charter Amendment Proposal, the Trust Amendment Proposal, the Target Amendment Proposal or the Director Proposal.

Each of the Charter Amendment Proposal the Trust Amendment Proposal, the Target Amendment Proposal, the Director Proposal and the Adjournment Proposal are more fully described in this Proxy Statement.

Sale of Sponsor Securities

On November 10, 2023, the Company entered into a Securities Purchase Agreement (amended on January 31, 2024, and as amended from time to time, the “Securities Purchase Agreement”) with JC Unify Capital (Holdings) Limited, a BVI company (“JC Unify” or the “Buyer”), Content Creation Media LLC, a Delaware limited liability company (the “Sponsor”), and Shibasish Sarkar, pursuant to which, among other things, (i) the Sponsor agreed to sell, and JC Unify agreed to purchase, 4,125,000 shares of common stock and 657,675 private placement units of the Company, which represents 76% of the total Company Securities owned by the Sponsor for an aggregate purchase price of $1.00, (ii) the Sellers shall deliver the termination of indemnity agreements of Shibasish Sarkar and Vishwas Joshi, and resignations of all of the officer and directors of the SPAC, other than the officer and director(s) as mutually agreed, (iii) in connection with the issuance of a $1,300,000 promissory note by JC Unify to the Company, the SPAC shall issue (i) 100,000 new units and 847,675 shares of common stock from the Company at the closing of a business combination, (iv) out of the $300,000 fee due to Chardan Capital Markets LLC (the “Chardan”), $50,000 shall be rebated via wire transfer from the Chardan to the Sponsor at the Closing, (v) the Sellers and JC Unify agree and acknowledge that the Company shall purchase directors and officers’ insurance for the officers or directors of the Company that is serving or has served as an officer or director of the SPAC prior to the signing of the SPA (“Initial Officers and Directors”) with coverage of $1 million for an one (1) year, covering the period from July 26, 2023 to July 26, 2024, and (vi) the Company will use best efforts to include a provision in the definitive business combination agreement, stipulating that the potential target will refrain from initiating any legal action against Initial Officers and Directors of the Company, except in the event of fraud, negligence or bad faith prior to their resignations.

The obligation of JC Unify and Sellers in connection with the Closing are subject to the satisfaction (or waiver) of the certain conditions as described in the Securities Purchase Agreement.

Promissory Notes — JC Unify

On January 31, 2024, the Company issued an unsecured promissory note in the aggregate principal amount of up to $1,300,000 (the “January 2024 Promissory Note”) to the Buyer. Pursuant to the January 2024 Promissory Note, the Buyer agreed to loan to the Company an aggregate amount of up to $1,300,000. The January 2024 Promissory Note shall be payable promptly on demand and in any event, no later than the date on which the Company terminates or consummates an initial business combination. Such January 2024 Promissory Note is convertible into units having the same terms and conditions as the private placement units as described in the Prospectus, at the price of $10.00 per unit, at the option of the Buyer. The January 2024 Promissory Note does not bear interest. As additional consideration for the Buyer making the January 2024 Promissory Note available to the Company, the Company shall issue to the Buyer (a) 100,000 new units at the closing of the Business Combination, which shall be identical in all respects to the private placement units issued at the Company’s initial public offering (the “New Units”), and (b) 847,675 shares of Common Stock of the Company (the “Additional Securities”) of which (i) 250,000 of the Additional Securities shall be subject to no transfer restrictions or any other lock-up provisions, earn outs or other contingencies, and shall be registered for resale pursuant to the first registration statement filed by the Company or the surviving entity in connection with the closing of the Business Combination, or if no such registration statement is filed in connection with the closing of the Business Combination, the first registration statement filed subsequent to the closing of the Business Combination, which will be filed no later than 30 days after the closing of the Business Combination and declared effective no later than 60 days after the closing of the Business Combination; and (ii) 657,675 of the Additional Securities shall be subject to the same terms and conditions applied to the insider shares described in the Prospectus. The Additional Securities and New Units shall be issued to the Buyer in conjunction with the closing of a Business Combination.

On February 27, 2024, the Company issued an unsecured promissory note in the aggregate principal amount of up to $530,000 (the “Promissory Note B”) to the Buyer. Pursuant to Promissory Note B, the Buyer agreed to loan to the Company an aggregate amount of up to $530,000. The Promissory Note B shall be payable promptly on demand and in any event, no later than the date on which the Company terminates or consummates an initial business combination. The Promissory Note B is convertible into units having the same terms and conditions as the private placement units as described in the Prospectus at the price of $10.00 per unit, at the option of the Buyer. The Promissory Note B does not bear interest. The proceeds of Promissory Note B will be used by the Company to pay various expenses of the Company, including any payment to extend the period of time the Company has to consummate an initial business combination, and for working capital purposes.

On February 27, 2024, the Company issued an unsecured promissory note in the aggregate principal amount of up to $470,000 (the “Promissory Note C”) to the Buyer. Pursuant to Promissory Note C, the Buyer agreed to loan to the Company an aggregate amount of up to $470,000. The Promissory Note C shall be payable promptly on demand and in any event, no later than the date on which the Company terminates or consummates an initial business combination. The Promissory Note C does not bear interest and is convertible into units having the same terms and conditions as the private placement units as described in the Prospectus, at the price of $10.00 per unit, at the option of the Buyer.

On June 28, 2024, the Company entered into amendments to the January 2024 Promissory Note, Promissory Note B and Promissory Note C (the January 2024 Promissory Note, Promissory Note B and Promissory Note C are collectively referred to as the “Prior Notes”) with JC Unify Capital (Holdings) Limited (the “Amendments to the Promissory Notes”). Pursuant to the Amendments to the Promissory Notes, JC Unify Capital (Holdings) Limited has the right to convert the Prior Notes into units consisting of one share of Common Stock of the Company and one right to receive one-twentieth of one share of Common Stock of the Company (together, the “Conversion Securities”), with no fractional Conversion Securities to be issued upon conversion, and the Prior Notes to be converted immediately prior to the closing of the Business Combination. The Amendments to the Promissory Notes also amended the events of default, so that the failure of the Company to issue Conversion Securities constitutes a failure to make required payments, constituting an event of default.

After careful consideration of all relevant factors, the Board of Directors has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Voting Rights and Revocation of Proxies

The record date with respect to this solicitation is the close of business on December 3, 2024 (the “Record Date”) and only stockholders of record at that time will be entitled to vote at the Annual General Meeting and any adjournment or adjournments thereof.

The shares of Common Stock represented by all validly executed proxies received in time to be taken to the Annual General Meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the stockholder at any time prior to its being voted by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. We intend to release this Proxy Statement and the enclosed proxy card to our stockholders on or about December 10, 2024.

Dissenters’ Right of Appraisal

Holders of shares of our Common Stock do not have appraisal rights under Delaware law or under the governing documents of the Company in connection with this solicitation.

Outstanding Shares and Quorum

The number of outstanding shares of Common Stock entitled to vote at the Annual General Meeting is 7,522,430 shares. Each share of Common Stock is entitled to one vote. The presence in person or by proxy at the Annual General Meeting of the holders of 3,761,216 shares, or a majority of the number of outstanding shares of Common Stock, will constitute a quorum. There is no cumulative voting. Shares that abstain or for which the authority to vote is withheld on certain matters (so-called “broker non-votes”) will be treated as present for quorum purposes on all matters.

Broker Non-Votes

Holders of shares of our Common Stock that are held in street name must instruct their bank or brokerage firm that holds their shares how to vote their shares. If a stockholder does not give instructions to his or her bank or brokerage firm, it will nevertheless be entitled to vote the shares with respect to “routine” items, but it will not be permitted to vote the shares with respect to “non-routine” items. In the case of a non-routine item, such shares will be considered “broker non-votes” on that proposal.

Proposal 1 (Charter Amendment Proposal) is a matter that we believe will be considered “non-routine.”

Proposal 2 (Trust Amendment Proposal) is a matter that we believe will be considered “non-routine.”

Proposal 3 (Target Amendment Proposal) is a matter that we believe will be considered “non-routine.”

Proposal 4 (Director Proposal) is a matter that we believe will be considered “non-routine.”

Proposal 5 (Adjournment Proposal) is a matter that we believe will be considered “routine.”

Banks or brokerages cannot use discretionary authority to vote shares on Proposals 1, 2, 3 and 4 if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

Required Votes for Each Proposal to Pass

Assuming the presence of a quorum at the Annual General Meeting:

Proposal	Vote Required	Broker Discretionary Vote Allowed
Charter Amendment Proposal	Majority of outstanding shares	No
Trust Amendment Proposal	Majority of outstanding shares	No
Target Amendment Proposal	Majority of outstanding shares	No
Director Proposal	Majority of outstanding shares	No
Adjournment Proposal	Majority of the outstanding shares represented by virtual attendance or by proxy and entitled to vote thereon at the Annual General Meeting	Yes

If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares on this proposal, unless you direct the holder how to vote, by marking your proxy card. Abstentions and broker non-votes will count as a vote against the first, second, third and fourth proposals, but will not have an effect on the Adjournment Proposal assuming a quorum is present.

We may not be able to complete an initial Business Combination with a U.S. target company since such initial business combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), or ultimately prohibited.

Our sponsor, Content Creation Media LLC, is controlled by Shibasish Sarkar, an individual who resides in and is a citizen of India. We are therefore likely considered a “foreign person” under the regulations administered by CFIUS and will continue to be considered as such in the future for so long as our sponsor has the ability to exercise control over us for purposes of CFIUS’s regulations. As such, an initial business combination with a U.S. business may be subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If our potential initial business combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our initial business combination. If we cannot complete our initial business combination by January 2, 2025 because the review process drags on beyond such timeframe or because our initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, our public shareholders may only receive $11.80 per share, without taking into account any interest earned after December 3, 2024 and our warrants and rights will expire worthless. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

If we were deemed to be an investment company for purposes of the Investment Company Act of 1940, as amended (the “Investment Company Act”), we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. To avoid that result, we may determine, in our discretion, to liquidate the securities held in the trust account.

There is currently uncertainty concerning the applicability of the Investment Company Act to a special purpose acquisition company (“SPAC”) and we may in the future be subject to a claim that we have been operating as an unregistered investment company. If we are deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate. If we are required to liquidate, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and warrants following such a transaction, and our warrants would expire worthless.

The funds in the trust account have, since our initial public offering, been held only in U.S. government securities within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 180 days or less or in money market funds investing solely in United States Treasuries and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), we may, in our own discretion, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the trust account, to liquidate the U.S. government securities or money market funds held in the trust account. This may mean that the amount of funds available for redemption would not increase, thereby reducing the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

In addition, the longer that the funds in the trust account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. Accordingly, we may determine, in our discretion, to liquidate the securities held in the trust account at any time.

We may be subject to the excise tax included in the Inflation Reduction Act of 2022 in the event of a liquidation or in connection with redemptions of our common stock after December 31, 2022.

The Inflation Reduction Act of 2022, which, among other things, imposes a 1% U.S. federal excise tax on certain repurchases (including redemptions) of stock by publicly traded U.S. corporations after December 31, 2022 (the “Excise Tax”), subject to certain exceptions. If applicable, the amount of the Excise Tax is generally 1% of the aggregate fair market value of any stock repurchased by the corporation during a taxable year, net of the aggregate fair market value of certain new stock issuances by the repurchasing corporation during the same taxable year. The Biden administration has proposed increasing the Excise Tax rate from 1% to 4%; however, it is unclear whether such a change will be enacted and, if enacted, how soon it could take effect.

Because we are a publicly listed Delaware corporation, we are a “covered corporation” within the meaning of the Inflation Reduction Act. While not free from doubt, absent any further guidance from the U.S. Department of the Treasury (the “Treasury”), who has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the Excise Tax, the Excise Tax may apply to any redemptions of our IMAQ Public

Shares after December 31, 2022, including redemptions in connection with the Business Combination, unless an exemption is available. Generally, issuances of securities in connection with an initial business combination transaction (including any PIPE transaction at the time of an initial business combination), as well as any other issuances of securities not in connection with an initial business combination, would be expected to reduce the amount of the Excise Tax in connection with redemptions occurring in the same calendar year, but the number of securities redeemed may exceed the number of securities issued. On June 28, 2024, the Treasury finalized certain of the proposed regulations (those relating to procedures for reporting and paying the Excise Tax). The remaining regulations (largely relating to the computation of the Excise Tax) remain in proposed form. The Treasury intends to finalize these proposed regulations at a later date and, until such time, taxpayers may continue to rely on the proposed regulations. In addition, the Excise Tax would be payable by us, and not by the redeeming holder. Finally, subject to certain exceptions, the Excise Tax should not apply in the event of our complete liquidation.

Interests of the Initial Stockholders, the Company’s Directors and Officers and the Buyer

In considering the recommendation of our Board to vote in favor of the Charter Amendment Proposal, the Trust Amendment Proposal, the Target Amendment Proposal, the Director Proposal and the Adjournment Proposal, you should keep in mind and be aware that the Company’s Sponsor, other initial stockholders, and initial officers and directors (collectively, “Initial Stockholders”), the Company’s current directors and officers and the Buyer have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        IMAQ’s Sponsor has fiduciary obligations to its members and Shibasish Sarkar, (IMAQ’s Chief Executive Officer and Chairman) is the controlling member of our Sponsor. Because Mr. Sarkar has a fiduciary obligation to both IMAQ and the Sponsor, he has a conflict of interest when voting.

•        If the Target Amendment Proposal is not approved, IMAQ will be unable to consummate a Business Combination with a China-based Target.

•        If the Charter Amendment Proposal, the Trust Amendment Proposal, and the Target Amendment Proposal are approved, the Sponsor, the Buyer or their affiliates will no longer be required to deposit into the Trust Account $20,000 for each subsequent one-month extension, on or prior to the date of the applicable deadline.

•        If the Charter Amendment Proposal, the Trust Amendment Proposal and the Target Amendment Proposal are approved, the Sponsor or the Buyer or their affiliates will deposit into the Trust Account only $2,000 for each one-month extension as interest-free loans to be repaid by the Company upon consummation of a business combination. No funds from the Trust Account will be used to repay such loans in the event of our liquidation.

•        If an initial business combination is not completed on time, IMAQ will be required to cease all operations except for the purpose of winding up, redeeming 100% of the issued and outstanding IMAQ Public Shares for cash and, subject to the approval of its board of directors dissolve and liquidate. In such event, the 5,750,000 Founder Shares currently held by the Initial Stockholders, which were acquired prior to the IPO will be worthless because such holders have agreed to waive their rights to any liquidation distributions. The Founder Shares were purchased for an aggregate purchase price of $25,000 at IPO and had an aggregate market value of approximately $65.5 million based on the OTC closing price of $11.39 per share of IMAQ Common Stock as of December 3, 2024. Certain IMAQ directors and officers and Initial Stockholders have indirect economic interests in the Founder Shares.

•        If an initial business combination is not completed, an aggregate of 4,125,000 Founder Shares and 657,675 private placement units to be transferred to JC Unify at the closing of the transaction contemplated by the Securities Purchase Agreement for a total purchase price of $1 will be worthless. Such private units had an aggregate market value of approximately $7.6 million based on the closing price of $11.59 per public unit as of December 3, 2024, and such Founder Shares had an aggregate market value of approximately $47.0 million based on the OTC closing price of $11.39 per share of IMAQ Common Stock as of December 3, 2024.

•        If an initial business combination is not completed, an aggregate of 796,900 private units purchased by IMAQ’s Sponsor for a total purchase price of $7,969,000, will be worthless. The private units had an aggregate market value of approximately $9.2 million based on the OTC closing price of $11.59 per public unit as of December 3, 2024 will be worthless. The Initial Stockholders and certain IMAQ directors and officers have indirect economic interests in the Private Units.

•        Because of these interests, IMAQ’s Initial Stockholders, current directors and officers and the Buyer could benefit from the completion of a business combination that is not favorable to its public shareholders and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to public shareholders rather than liquidate. For example, if the share price of the IMAQ Common Stock declined to $5.00 per share after the close of the business combination, IMAQ’s public shareholder that purchased shares in the initial public offering, would have a loss of $5.00 per share, while IMAQ’s Initial Stockholders, IMAQ’s current directors and officers, and the Buyer would have a gain of approximately $4.99 per share because it acquired the Founder Shares for a nominal amount. In other words, IMAQ’s initial stockholders, IMAQ’s current directors and officers and the Buyer can earn a positive rate of return on their investment even if public stockholders experience a negative rate of return in the post-combination company.

•        The Initial Stockholders have agreed to waive its rights to liquidating distributions from the Trust Account with respect to any Founder Shares held by it if IMAQ fails to complete a Business Combination by the Termination Date. The Initial Stockholders have agreed not to redeem any common stock, held by it in connection with a shareholder vote to approve a Business Combination.

•        IMAQ’s Sponsor is Content Creation Media LLC, and the manager of Content Creation Media LLC is Shibasish Sarkar, IMAQ’s Chief Executive Officer and Chairman. If an initial business combination is not completed, Content Creation LLC, the initial directors and officers, and the Buyer, and the current directors and officers will lose, among others, the following:

•        Approximately $65.5 million (based on the OTC closing price of $11.39 per share of IMAQ Common Stock as of December 3, 2024) of the 5,750,000 Founder Shares that the Initial Stockholders hold, of which 4,125,000 Founder Shares will be beneficially owned by the Buyer at the closing of transaction contemplated by the Securities Purchase Agreement;

•        Approximately $9.2 million (based on the OTC closing price of $11.59 per public unit as of December 3, 2024) of the 796,900 private units that the Sponsor holds and, of which 657,675 private units will be beneficially owned by the Buyer as at the closing of the transaction contemplated by the Securities Purchase Agreement;

•        Repayment of an interest-free loan of $1,741,927 (as of September 30, 2024) made by the Buyer since the loan will become payable at the closing of the business combination, or the date on which IMAQ determines that it is unable to effect a business combination, and an aggregate of 100,000 units and 847,675 shares of Common Stock, to be issued to JC Unify upon the Business Combination as part of the promissory note will not be issued. Such units had an aggregate market value of approximately $1.2 million based on the closing price of $11.59 per public unit as of December 3, 2024, and such shares had an aggregate market value of approximately $9.7 million based on the OTC closing price of $11.39 per share of IMAQ Common Stock as of December 3, 2024; and

•        Approximately $2.4 million (based on the OTC closing price of $11.39 per share of IMAQ Common Stock as of December 3, 2024) of the approximately 210,000 shares of Common Stock, that is convertible from loan from the Sponsor, since the loan will be converted only upon the closing of the business combination.

•        The directors and officers may be incentivized to complete a transaction, regardless of its terms, as continued indemnification of IMAQ’s directors and officers, along with the continuation of directors’ and officers’ liability insurance following a Business Combination would not be available in the event of liquidation.

•        The Initial Stockholders or the Buyer or their affiliates may make loans from time to time to the Company to fund certain capital requirements. If our Initial Stockholders or the Buyer or their affiliates makes any working capital loans, up to $1,150,000 of such loans may be converted into units, at the price of $10.00 per unit at the option of the lender. Such units would be identical to the private placement units. Since we will not repay such loans if we do not complete a business combination, a conflict of interest may arise.

•        Additionally, if the Charter Amendment Proposal, the Trust Amendment Proposal and the Target Amendment Proposal are approved and the Company consummates an initial Business Combination, our officers and directors may have additional interests as described in a separate proxy statement/prospectus for such transaction.

Voting Procedures

Each share of our Common Stock that you own in your name entitles you to one vote on each of the proposals for the Annual General Meeting. Your proxy card shows the number of shares of our Common Stock that you own.

•        You can vote your shares in advance of the Annual General Meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the Annual General Meeting If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of our Common Stock will be voted as recommended by our Board of Directors. Our Board of Directors recommends voting “FOR” the Charter Amendment Proposal, the Trust Amendment Proposal, the Target Amendment Proposal, the Director Proposal and the Adjournment Proposal.

•        You can attend the Annual General Meeting and vote telephonically even if you have previously voted by submitting a proxy. However, if your shares of Common Stock are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares of Common Stock.

Solicitation of Proxies

Your proxy is being solicited by our Board on the proposals being presented to stockholders at the Annual General Meeting. The Company has agreed to pay Advantage Proxy, Inc. its customary fee and out-of-pocket expenses. The Company will reimburse Advantage Proxy, Inc. for reasonable out-of-pocket expenses and will indemnify Advantage Proxy, Inc. and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Advantage Proxy, Inc. at:

Advantage Proxy, Inc.
PO Box 10904,
Yakima, WA 98909
Toll Free: 866-894-0536
Email: Ksmith@advantageproxy.com

The cost of preparing, assembling, printing and mailing this Proxy Statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Annual General Meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own Common Stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding Common Stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Delivery of Proxy Materials to Stockholders

Only one copy of this Proxy Statement will be delivered to an address where two or more stockholders reside with the same last name or who otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of this Proxy Statement. If you share an address with at least one other stockholder, currently receive one copy of our Proxy Statement at your residence, and would like to receive a separate copy of our Proxy Statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to International Media Acquisition Corp.,1604 US Highway 130; North Brunswick, NJ 08902; Attention: Secretary, or call the Company promptly at (212) 960-3677.

If you share an address with at least one other stockholder and currently receive multiple copies of our Proxy Statement, and you would like to receive a single copy of our Proxy Statement, please specify such request in writing and send such written request to International Media Acquisition Corp., 1604 US Highway 130; North Brunswick, NJ 08902; Attention: Secretary.

Conversion Rights

Pursuant to our currently existing charter, any holders of our public shares may demand that such shares be converted for a pro rata share of the aggregate amount on deposit in the Trust Account, less taxes payable, calculated as of two business days prior to the Annual General Meeting. Public stockholders may seek to have their shares redeemed regardless of whether they vote for or against the proposals and whether or not they are holders of our Common Stock as of the Record Date. If you properly exercise your conversion rights, your shares will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account which holds the proceeds of our IPO (calculated as of two business days prior to the Annual General Meeting). For illustrative purposes, based on funds in the Trust Account of approximately $11.5 million on December 3, 2024, the estimated per share conversion price would have been approximately $11.80 (without taking into account any extension deposits or interest earned after December 3, 2024 and before deducting any taxes payable).

In order to exercise your conversion rights, you must:

•        submit a request in writing prior to 5:00 p.m., Eastern time on December 26, 2024 (two business days before the Annual General Meeting) that we convert your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company, LLC
1 State Street, 30th Floor
New York, NY 10004
Attn: SPAC Redemption Team
E-mail: spacredemptions@continentalstock.com

and

•        deliver your public shares either physically or electronically through The Depository Trust Company to our transfer agent at least two business days before the Annual General Meeting. Stockholders seeking to exercise their conversion rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two weeks. Stockholders who hold their shares in street name will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.

Any demand for conversion, once made, may be withdrawn at any time until the deadline for exercising conversion requests (and submitting shares to the transfer agent) and thereafter, with our consent. If you delivered your shares for conversion to our transfer agent and decide within the required timeframe not to exercise your conversion rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed above.

Prior to exercising conversion rights, stockholders should verify the market price of our Common Stock, as they may receive higher proceeds from the sale of their Common Stock in the public market than from exercising their conversion rights if the market price per share is higher than the conversion price. The OTC closing price of the Company’s common stock on December 3, 2024, the record date of the Annual General Meeting, was $11.39. Accordingly, if the market price were to remain the same until the date of the Annual General Meeting, exercising redemption rights would result in a public stockholder receiving approximately $0.41 more per share than if such stockholder sold the public shares in the open market. The Company cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If you exercise your conversion rights, your shares of our Common Stock will cease to be outstanding immediately prior to the Annual General Meeting (assuming the Trust Amendment Proposal and the Charter Amendment Proposal are approved) and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request conversion.

If the Charter Amendment Proposal, the Trust Amendment Proposal and the Target Amendment Proposal are not approved, and we have not consummated a business combination by January 2, 2025, we will (a) (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event the Company winds up.

Holders of outstanding units must separate the underlying public shares, public rights, and public warrants prior to exercising conversion rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company with written instructions to separate such units into public shares and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your conversion rights with respect to the public shares upon the separation of the public shares from the units. If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your conversion rights with respect to the public shares upon the separation of the public shares from the units. While this is typically done electronically on the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your conversion rights.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our voting securities by (i) each person who is known by us to be the beneficial owner of more than 5% of our issued and outstanding Common Stock, (ii) each of our officers and directors, and (iii) all of our officers and directors as a group as of the Record Date. The following table does not reflect record of beneficial ownership of any shares of common stock issuable upon conversion of the rights or exercise of the warrants, as the rights and warrants are not exercisable within 60 days of the Record Date.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage of Outstanding Shares
Shibasish Sarkar(2)	6,296,900	83.71%
Ming-Hsien Hsu	—	—
Hsu-Kao Cheng	—	—
Tao-Chou Chang	—	—
All current officers and directors as a group (4 individuals)	6,296,900	83.71%
Content Creation Media LLC (Our Sponsor)(3)	6,296,900	83.71%

____________

(1)      Unless otherwise indicated, the business address of each of the following entities or individuals is c/o Content Creation Media LLC, 1604 US Highway 130, North Brunswick, NJ 08902.

(2)      Consists of shares owned by Content Creation Media LLC, over which Shibasish Sarkar has voting and dispositive power. Mr. Sarkar disclaims beneficial ownership of such shares, except to the extent of any pecuniary interest therein.

(3)      Our Chairman and Chief Executive Officer, Shibasish Sarkar, has voting and dispositive power over the shares owned by Content Creation Media LLC.

On November 10, 2023, the Company entered into a Securities Purchase Agreement with JC Unify, the Sponsor, and Shibasish Sarkar, (“Seller”, together with the Sponsor the “Sellers”), pursuant to which (i) the Sponsor agreed to sell, and JC Unify agreed to purchase, 4,125,000 shares of common stock and 657,675 private placement units of the Company, which represents 76% of the total Company Securities owned by the Sponsor (“Transferred Sponsor SPAC Securities”) for an aggregate purchase price of $1.00 (the “Closing Cash Purchase Price”), (ii) the Sellers shall deliver the termination of indemnity agreements of Shibasish Sarkar and Vishwas Joshi, and resignations of all of the officer and directors of the SPAC, other than the officer and director(s) as mutually agreed (iii) in connection with the issuance of a $1,300,000 promissory note by JC Unify to the Company, the SPAC shall issue (i) 100,000 new units and 847,675 shares of common stock from the Company at the closing of a business combination, (iv) out of the $300,000 fee due to Chardan, $50,000 shall be rebated via wire transfer from the Chardan to the Sponsor at the Closing, (v) the Sellers and JC Unify agree and acknowledge that the Company shall purchase directors and officers’ insurance for the officers or directors of the Company that is serving or has served as an officer or director of the SPAC prior to the signing of the SPA (“Initial Officers and Directors”) with coverage of $1 million for an one (1) year, covering the period from July 26, 2023 to July 26, 2024, and (vi) the Company will use best efforts to include a provision in the definitive business combination agreement, stipulating that the potential target will refrain from initiating any legal action against Initial Officers and Directors of the Company, except in the event of fraud, negligence or bad faith prior to their resignations.

The obligation of the Buyer and Sellers in connection with the Closing are subject to the satisfaction (or waiver) of the certain conditions as described in the Securities Purchase Agreement

At the Closing, (i) Seller shall deliver to JC Unify (or its designated assignee) an assignment of the Transferred Sponsor SPAC Securities against payment of the Closing Cash Purchase Price to an account designated by the Seller; and (ii) there shall be delivery by all service providers and creditors of the Company of a release and satisfaction agreement of certain amounts owed to such services providers by the Company. In addition, in connection with the transactions contemplated by the Securities Purchase Agreement, the officers and certain of the directors (representing a minority of the Board) of the Company will be replaced by officers and directors selected by JC Unify.

PROPOSAL 1 — THE CHARTER AMENDMENT PROPOSAL

Overview

This is a proposal to amend IMAQ’s current certificate of incorporation (the “Current Charter”), giving the Company the right to extend the date by which it has to consummate a business combination (the “Combination Period”) for twenty-four (24) additional one (1) month periods from January 2, 2025 to January 2, 2027 (the “Charter Amendment”) (we refer to this proposal as the “Charter Amendment Proposal”). The complete text of the proposed amended and restated certificate of incorporation of the Company is attached to this proxy statement as Annex A.

The Company’s Current Charter provides that the Company has the right to extend the Combination Period to January 2, 2025 by depositing into the trust account $20,000 for each one-month extension.

If the Charter Amendment Proposal is approved, the Company will instead have the right to extend the Combination Period twenty-four (24) times for an additional one (1) month each time up to January 2, 2027 to complete a Business Combination, provided that the Extension Payment of $2,000 per month (the “Extension Payment”) is deposited into the Trust Account on or prior to the date of the same applicable deadline. Assuming that there are no redemptions, the Extension Payment would result in additional amount per public share of approximately $0.002 per month.

The complete text of the proposed new amended and restated certificate of incorporation of the Company is attached to this Proxy Statement as Annex A. All shareholders are encouraged to read the proposed new amended and restated certificate of incorporation of the Company in its entirety for a more complete description of its terms.

Reasons for the proposed Charter Amendment Proposal

IMAQ’s Sponsor wants to pay an Extension Payment that is substantially less than the $20,000, for each one-month extension provided by the Current Charter and to allow the Company an option to further extend the time it has to complete a Business Combination until January 2, 2027.

IMAQ management believes that, if the Charter Amendment Proposal is approved, the Buyer or their or its affiliates will, if needed, contribute a sufficient amount to the Company as a loan (each loan being referred to herein as a “Contribution”) for the Company to deposit the funds into the Trust Account as the Extension Payment and to extend the business combination period for an additional one (1) month period each time for a total of twenty-four (24) times. Each Extension Payment will be deposited in the Trust Account within two business days prior to the beginning of the additional extension period (or portion thereof). The Contribution(s) shall be made in the form of non-interest bearing, unsecured promissory notes. If we complete a Business Combination, we will, at the option of the Sponsor, repay the Contribution or convert a portion or all of the amounts loaned under such Contribution into units, which units will be identical to the private placement units issued to our Sponsor that closed concurrently with our initial public offering as described in the registration statement for our initial public offering.

In connection with the Charter Amendment Proposal, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to IMAQ to pay franchise and income taxes, divided by the number of then outstanding public shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Annual General Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Charter Amendment and the Adjournment are approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when the proposed business combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Charter Amendment. Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $11.5 million of marketable securities as of December 3, 2024. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if IMAQ has not completed a business combination by the applicable termination date. Our Initial Stockholders own an aggregate of 5,750,000 shares of our common stock, which we refer to as the “Founder

Shares”, that were issued prior to our initial public offering (“IPO”) and our Sponsor owns 796,900 units, which we refer to as the “Private Placement Units”, that were purchased by our Sponsor in a private placement which occurred simultaneously with the completion of the IPO.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Annual General Meeting (or December 26, 2024). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

If the Charter Amendment Is Not Approved

If the Charter Amendment Proposal, the Trust Amendment Proposal and the Target Amendment Proposal are not approved, and we have not consummated a business combination by January 2, 2025, we will (a) (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event the Company winds up.

If the Charter Amendment Is Approved

If the Charter Amendment and Trust Amendment are approved, the amendment to the Charter in the form of Annex A hereto will be executed and the Trust Account will not be disbursed except in connection with our completion of the Business Combination or in connection with our liquidation if we do not complete an initial business combination by the applicable termination date. The Company will then continue to attempt to consummate a business combination until the applicable termination date or until the Company’s Board of Directors determines in its sole discretion that it will not be able to consummate an initial business combination by the applicable termination date as described below and does not wish to seek an additional extension.

If the proposals in this proxy statement are approved by our shareholders, it would allow us to complete a business combination for up to 65 months after the closing of our initial public offering.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following is a discussion of material U.S. federal income tax considerations for U.S. Holders and Non-U.S. Holders (each as defined below) that elect to have their IMAQ Common Stock redeemed for cash. This discussion applies only to IMAQ Common Stock that is held as a capital asset within the meaning of Section 1221 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and does not address all of the U.S. federal income tax consequences that may be relevant to a U.S. Holder or a Non-U.S. Holder in light of their personal circumstances, including any tax consequences arising under the Medicare contribution taxon net investment income or alternative minimum tax consequences, or to such holders of IMAQ Common Stock that are subject to special treatment under the Code, such as:

•        financial institutions or financial services entities;

•        our founders, the sponsor, officers or directors;

•        brokers or dealers in securities or currencies;

•        taxpayers that are subject to the mark-to-market accounting rules under Section 475 of the Code;

•        tax-exempt entities;

•        governments or agencies or instrumentalities thereof;

•        insurance companies;

•        real estate investment trusts and regulated investment companies;

•        expatriates or former long-term residents of the United States;

•        persons that actually or constructively own 5% or more of IMAQ Common Stock;

•        persons that acquired IMAQ Common Stock pursuant to an exercise of employee share options in connection with employee share incentive plans or otherwise as compensation;

•        individual retirement and other deferred accounts;

•        persons that hold IMAQ Common Stock as part of a straddle, constructive sale, hedging, conversion or other integrated transaction;

•        U.S. Holders whose functional currency is not the U.S. dollar;

•        controlled foreign corporations; or

•        passive foreign investment companies.

For purposes of this “— Material U.S. Federal Income Tax Considerations,” a “U.S. Holder” is a beneficial owner of IMAQ Common Stock who or which is any of the following for U.S. federal income tax purposes:

•        an individual who is a citizen or resident of the United States;

•        a corporation, including any entity classified as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•        an estate if its income is subject to U.S. federal income taxation regardless of its source; or

•        a trust if (a) a U.S. court can exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or (b) it has in effect a valid election under applicable U.S. treasury regulations to be treated as a U.S. person.

For purposes of this “— Material U.S. Federal Income Tax Considerations,” a “Non-U.S. Holder” is a beneficial owner of IMAQ Common Stock who or that is, for U.S. federal income tax purposes:

•        a non-resident alien individual, other than certain former citizens and residents of the United States subject to U.S. tax as expatriates;

•        a foreign corporation; or

•        an estate or trust that is not a U.S. Holder.

This discussion does not address any aspect of U.S. federal non-income tax laws, such as gift or estate tax laws, state, local or non-U.S. tax laws or, except as discussed herein, any tax reporting obligations of a holder of IMAQ Common Stock. Additionally, this discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold IMAQ Common Stock through such entities. If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of IMAQ Common Stock, the U.S. federal income tax treatment of a partner in the partnership generally will depend on the status of the partner and the activities of the partnership.

This discussion is based upon the Code, applicable treasury regulations thereunder, published rulings and court decisions, all of which as in effect as of the date of this proxy statement and all of which are subject to change, possibly with retroactive effect. We have not sought, and will not seek, a ruling from the Internal Revenue Service (the “IRS”) or an opinion of counsel as to any U.S. federal income tax consequence described herein. The IRS may disagree with the descriptions herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.

THIS DISCUSSION IS ONLY A SUMMARY OF THE MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REDEMPTION OF IMAQ COMMON STOCK IN CONNECTION WITH THE BUSINESS COMBINATION. IT DOES NOT PROVIDE ANY ACTUAL REPRESENTATIONS AS TO ANY TAX CONSEQUENCES OF THE ACQUISITION, OWNERSHIP AND DISPOSITION OF IMAQ COMMON STOCK, AND WE HAVE NOT OBTAINED ANY OPINION OF COUNSEL WITH RESPECT TO SUCH TAX CONSEQUENCES. AS A RESULT, EACH PROSPECTIVE INVESTOR IN IMAQ COMMON STOCK IS URGED TO CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH INVESTOR OF THE ACQUISITION, OWNERSHIP AND DISPOSITION OF IMAQ COMMON STOCK, INCLUDING THE APPLICABILITY AND EFFECT OF ANY STATE, LOCAL AND NON-U.S. TAX LAWS AS WELL AS U.S. FEDERAL TAX LAWS AND ANY APPLICABLE TAX TREATIES.

Redemption of IMAQ Common Stock

U.S. Holders

Generally

In the event that a U.S. Holder elects to redeem its IMAQ Common Stock for cash, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale or exchange of the IMAQ Common Stock under Section 302 of the Code or is treated as a corporate distribution under Section 301 of the Code with respect to the U.S. Holder. If the redemption qualifies as a sale or exchange of the IMAQ Common Stock, the U.S. Holder will be treated as recognizing capital gain or loss equal to the difference between the amount realized on the redemption and such U.S. Holder’s adjusted tax basis in the IMAQ Common Stock surrendered in such redemption transaction. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for the IMAQ Common Stock redeemed exceeds one year. It is unclear, however, whether the redemption rights with respect to the IMAQ Common Stock may suspend the running of the applicable holding period for this purpose. Long term capital gain realized by non-corporate U.S. Holders will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

Taxation of Redemption Treated as a Sale

Whether redemption of IMAQ Common Stock qualifies for sale treatment will depend largely on the total number of shares of IMAQ Common Stock treated as held by such U.S. Holder. The redemption of IMAQ Common Stock generally will be treated as a sale or exchange of IMAQ Common Stock (rather than as a distribution) if the receipt of cash upon the redemption (i) is “substantially disproportionate” with respect to a U.S. Holder, (ii) results in a “complete termination” of such U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder must take into account not only IMAQ Common Stock actually owned by such U.S. Holder, but also IMAQ Common Stock that is constructively owned by such U.S. Holder. A U.S. Holder may constructively own, in addition to IMAQ Common Stock owned directly, IMAQ Common Stock owned by related individuals and entities in which such U.S. Holder has an interest, or which have an interest in such U.S. Holder, as well as any IMAQ Common Stock such U.S. Holder has a right to acquire by exercise of an option, which would generally include IMAQ Common Stock that could be acquired pursuant to the exercise of warrants. In order to meet the substantially disproportionate test, the percentage of issued and outstanding IMAQ Common Stock actually and constructively owned by a U.S. Holder immediately following the redemption of IMAQ Common Stock must, among other requirements, be less than 80% of the percentage of issued and outstanding voting IMAQ Common Stock actually and constructively owned by such U.S. Holder immediately before the redemption. There will be a complete termination of a U.S. Holder’s interest if either (i) all of IMAQ Common Stock actually and constructively owned by such U.S. Holder is redeemed or (ii) all of IMAQ Common Stock actually owned by such U.S. Holder is redeemed and such U.S. Holder is eligible to waive, and effectively waives, in accordance with specific rules, the attribution of shares of IMAQ Common Stock owned by family members and such U.S. Holder does not constructively own any other shares of IMAQ Common Stock. The redemption of IMAQ Common Stock will not be essentially equivalent to a dividend if such redemption results in a “meaningful reduction” of a U.S. Holder’s proportionate interest in us. Whether the redemption will result in a “meaningful reduction” in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” U.S. Holders should consult with their own tax advisors as to the tax consequences of any such redemption.

Taxation of Redemption Treated as a Distribution

If none of the foregoing tests are satisfied, then the redemption may be treated as a distribution to the U.S. Holder. Such a distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of such earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) a U.S. Holder’s adjusted tax basis in such U.S. Holder’s IMAQ Common Stock. Any remaining excess distribution will be treated as gain from the sale or exchange of IMAQ Common Stock. Dividends paid to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be subject to tax at the maximum tax rate accorded to long-term capital gains. It is unclear whether the redemption rights with respect to IMAQ Common Stock described in this proxy statement may prevent a U.S. Holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be.

Non-U.S. Holders

Generally

The characterization for U.S. federal income tax purposes of the redemption of a Non-U.S. Holder’s IMAQ Common Stock as a sale or exchange under Section 302 of the Code or as a corporate distribution under Section 301 of the Code generally will correspond to the U.S. federal income tax characterization of such a redemption of a U.S. Holder’s IMAQ Common Stock, as described above, and the corresponding consequences will be as described below.

Taxation of Redemption Treated as a Sale

If our redemption of a Non-U.S. Holder’s shares of IMAQ Common Stock is treated as a sale or exchange, as discussed under “— U.S. Holders,” subject to the discussions of FATCA (as defined below) and backup withholding, a Non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized in connection with such redemption, unless:

•        the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a U.S. permanent establishment or fixed base maintained by the Non-U.S. Holder);

•        the Non-U.S. Holder is a non-resident alien individual present in the United States for 183 days or more during the taxable year of the redemption and certain other requirements are met; or

•        we are or have been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the Non-U.S. Holder’s holding period for such IMAQ Common Stock redeemed, and either (A) shares of IMAQ Common Stock are not considered to be regularly traded on an established securities market or (B) such Non-U.S. Holder has owned or is deemed to have owned, at any time during the shorter of the five-year period preceding such disposition and such Non-U.S. Holder’s holding period more than 5% of the outstanding shares of IMAQ Common Stock. There can be no assurance that shares of IMAQ Common Stock will be treated as regularly traded on an established securities market for this purpose.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the Non-U.S. Holder were a U.S. resident. A Non-U.S. Holder that is a corporation may also be subject to a branch profits tax at a rate of 30% (or such lower rate specified by an applicable tax treaty) on certain amounts of its effectively connected earnings and profits for the taxable year, as adjusted for certain items.

Gain described in the second bullet point above will be subject to U.S. federal income tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty), which may be offset by U.S. source capital losses of the Non-U.S. Holder (even though the individual is not considered a resident of the United States), provided the Non-U.S. Holder has timely filed U.S. federal income tax returns with respect to such losses.

If the third bullet point above applies to a Non-U.S. Holder, gain recognized by such Non-U.S. Holder in connection with a redemption treated as a sale or exchange will be subject to tax at generally applicable U.S. federal income tax rates. In addition, unless IMAQ Common Stock is regularly traded on an established securities market, we may be required to withhold U.S. federal income tax at a rate of 15% of the amount realized upon such redemption. There can be no assurance that IMAQ Common Stock will be treated as regularly traded on an established securities market. However, we believe that we have not been at any time since our formation a U.S. real property holding company and we do not expect to be a U.S. real property holding corporation immediately after the Business Combination is consummated but there can be no assurance in this regard. Holders should consult their tax advisors regarding the tax consequences to them if we are treated as a U.S. real property holding corporation.

Taxation of Redemption Treated as a Distribution

If the redemption of a Non-U.S. Holder’s shares of IMAQ Common Stock is treated as a distribution, as discussed under “— U.S. Holders,” such a distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Unless such dividend is not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States (and, under certain income tax treaties, is attributable to a U.S. permanent establishment or fixed base maintained by the Non-U.S. holder), we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and timely provides to the applicable withholding agent proper certification of its eligibility for such reduced rate (usually, on an IRS Form W-8BEN or W-8BEN-E). Distributions in excess of our current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the Non-U.S. Holder’s adjusted tax basis in IMAQ Common Stock redeemed. Any remaining excess distribution will be treated as gain on the sale or exchange of IMAQ Common Stock and will be treated as described above. In addition, if we determine that we are likely to be classified as a “U.S. real property holding corporation,” we will withhold 15% of any distribution that exceeds our current and accumulated earnings and profits.

If dividends paid to a Non-U.S. Holder are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States (and, under certain income tax treaties, are attributable to a U.S. permanent establishment or fixed base maintained by the Non-U.S. holder), the Non-U.S. Holder will be exempt from the U.S. federal withholding tax described above. To claim the exemption, the Non-U.S. Holder must provide to the applicable withholding agent an IRS Form W-8ECI, certifying that the dividends are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. federal income tax as if the Non-U.S. Holder were a U.S. resident, subject to an applicable income tax treaty providing otherwise. A Non-U.S. Holder that is a corporation may also be subject to a branch profits tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on its effectively connected earnings and profits for the taxable year, as adjusted for certain items.

FATCA Withholding Taxes

Sections 1471 to 1474 of the Code (such sections commonly referred to as the Foreign Account Tax Compliance Act, or “ FATCA”) impose a 30% withholding tax on payments of dividends on IMAQ Common Stock to “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied or an exemption applies (typically, certified by the delivery of a properly completed IRS Form W-8BEN-E). If FATCA withholding is imposed, a beneficial owner that is not a foreign financial institution generally will be able to obtain a refund of any amounts withheld by filing a U.S. federal income tax return (which may entail significant administrative burden). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. Proposed treasury regulations (on which taxpayers may rely until final regulations are issued) eliminate the 30% withholding tax that would otherwise apply to gross proceeds from the disposition of property that can produce U.S.-source dividends, such as IMAQ Common Stock, and, consequently, FATCA withholding on gross proceeds is not expected to apply to gross proceeds paid from the sale or other disposition of IMAQ Common Stock. U.S. Holders and Non-U.S. Holders should consult their tax advisers regarding the effects of FATCA on distributions on IMAQ Common Stock.

Information Reporting and Backup Withholding

In general, information reporting requirements may apply to dividends received by U.S. Holders of IMAQ Common Stock and the proceeds received on the sale, exchange or redemption of IMAQ Common Stock effected within the United States (and, in certain cases, outside the United States), in each case, other than U.S. Holders that are exempt recipients (such as corporations). Backup withholding (currently at a rate of 24%) may apply to such amounts if the U.S. Holder fails to provide an accurate taxpayer identification number (generally, on an IRS Form W-9 provided to the paying agent of the U.S. Holder’s broker) or is otherwise subject to backup withholding. Any redemptions treated as dividend payments with respect to IMAQ Common Stock and proceeds from the sale, exchange, redemption or other disposition of IMAQ Common Stock may be subject to information reporting to the IRS and possible U.S. backup withholding.

U.S. Holders should consult their tax advisors regarding the application of the U.S. information reporting and backup withholding rules.

Information returns may be filed with the IRS in connection with, and Non-U.S. Holders may be subject to backup withholding on, amounts received in respect of their IMAQ Common Stock, unless the Non-U.S. Holder furnishes to the applicable withholding agent the required certification as to its non-U.S. status, such as by providing a valid IRS Form W-8BEN, IRS Form W-8BEN-E or IRS Form W-8ECI, as applicable, or the Non-U.S. Holder otherwise establishes an exemption. Dividends paid with respect to IMAQ Common Stock and proceeds from the sale or exchange of IMAQ Common Stock received in the United States by a Non-U.S. Holder through certain U.S.-related financial intermediaries may be subject to information reporting and backup withholding unless such Non-U.S. Holder provides proof an applicable exemption or complies with certain certification procedures described above and otherwise complies with the applicable requirements of the U.S. information reporting and backup withholding rules.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against the U.S. Holder’s U.S. federal income tax liability, and a U.S. Holder may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for a refund with the IRS and furnishing any required information. Holders are urged to consult their own tax advisors regarding the application of backup withholding and the availability of and procedures for obtaining an exemption from backup withholding in their particular circumstances.

Interests of Certain Persons

When you consider the recommendation of the Board in favor of adoption of the Charter Amendment Proposal, the Trust Amendment Proposal, the Target Amendment Proposal and the Director Proposal, you should keep in mind that the Initial Stockholders, the Company’s current directors and officers and the Buyer have interests in completing a Business Combination that are different from, or in addition to, your interests as a shareholder, including among other things:

•        IMAQ’s Sponsor has fiduciary obligations to its members and Shibasish Sarkar, (IMAQ’s Chief Executive Officer and Chairman) is the controlling member of our Sponsor. Because Mr. Sarkar has a fiduciary obligation to both IMAQ and the Sponsor, he has a conflict of interest when voting.

•        If the Target Amendment Proposal is not approved, IMAQ will be unable to consummate a Business Combination with a China-based Target.

•        If the Charter Amendment Proposal, the Trust Amendment Proposal, and the Target Amendment Proposal are approved, the Sponsor, the Buyer or their affiliates will no longer be required to deposit into the Trust Account $20,000 for each subsequent one-month extension, on or prior to the date of the applicable deadline.

•        If the Charter Amendment Proposal, the Trust Amendment Proposal and the Target Amendment Proposal are approved, the Sponsor or the Buyer or their affiliates will deposit into the Trust Account only $2,000 for each one-month extension as interest-free loans to be repaid by the Company upon consummation of a business combination. No funds from the Trust Account will be used to repay such loans in the event of our liquidation.

•        If an initial business combination is not completed on time, IMAQ will be required to cease all operations except for the purpose of winding up, redeeming 100% of the issued and outstanding IMAQ Public Shares for cash and, subject to the approval of its board of directors dissolve and liquidate. In such event, the 5,750,000 Founder Shares currently held by the Initial Stockholders, which were acquired prior to the IPO will be worthless because such holders have agreed to waive their rights to any liquidation distributions. The Founder Shares were purchased for an aggregate purchase price of $25,000 at IPO and had an aggregate market value of approximately $65.5 million based on the OTC closing price of $11.39 per share of IMAQ Common Stock as of December 3, 2024. Certain IMAQ directors and officers and Initial Stockholders have indirect economic interests in the Founder Shares.

•        If an initial business combination is not completed, an aggregate of 4,125,000 Founder Shares and 657,675 private placement units to be transferred to JC Unify at the closing of the transaction contemplated by the Securities Purchase Agreement for a total purchase price of $1 will be worthless. Such private units had an aggregate market value of approximately $7.6 million based on the closing price of $11.59 per public unit as of December 3, 2024, and such Founder Shares had an aggregate market value of approximately $47.0 million based on the OTC closing price of $11.39 per share of IMAQ Common Stock as of December 3, 2024.

•        If an initial business combination is not completed, an aggregate of 796,900 private units purchased by IMAQ’s Sponsor for a total purchase price of $7,969,000, will be worthless. The private units had an aggregate market value of approximately $9.2 million based on the OTC closing price of $11.59 per public unit as of December 3, 2024 will be worthless. The Initial Stockholders and certain IMAQ directors and officers have indirect economic interests in the Private Units.

•        Because of these interests, IMAQ’s Initial Stockholders, current directors and officers and the Buyer could benefit from the completion of a business combination that is not favorable to its public shareholders and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to public shareholders rather than liquidate. For example, if the share price of the IMAQ Common Stock declined to $5.00 per share after the close of the business combination, IMAQ’s public shareholder that purchased shares in the initial public offering, would have a loss of $5.00 per share, while IMAQ’s Initial Stockholders, IMAQ’s current directors and officers, and the Buyer would have a gain of approximately $4.99 per share because it acquired the Founder Shares for a nominal amount. In other words, IMAQ’s initial stockholders, IMAQ’s current directors and officers and the Buyer can earn a positive rate of return on their investment even if public stockholders experience a negative rate of return in the post-combination company.

•        The Initial Stockholders have agreed to waive its rights to liquidating distributions from the Trust Account with respect to any Founder Shares held by it if IMAQ fails to complete a Business Combination by the Termination Date. The Initial Stockholders have agreed not to redeem any common stock, held by it in connection with a shareholder vote to approve a Business Combination.

•        IMAQ’s Sponsor is Content Creation Media LLC, and the manager of Content Creation Media LLC is Shibasish Sarkar, IMAQ’s Chief Executive Officer and Chairman. If an initial business combination is not completed, Content Creation LLC, the initial directors and officers, and the Buyer, and the current directors and officers will, among others, the following:

•        Approximately $65.5 million (based on the OTC closing price of $11.39 per share of IMAQ Common Stock as of December 3, 2024) of the 5,750,000 Founder Shares that the Initial Stockholders hold, of which 4,125,000 Founder Shares will be beneficially owned by the Buyer at the closing of transaction contemplated by the Securities Purchase Agreement;

•        Approximately $9.2 million (based on the OTC closing price of $11.59 per public unit as of December 3, 2024) of the 796,900 private units that the Sponsor holds and, of which 657,675 private units will be beneficially owned by the Buyer as at the closing of the transaction contemplated by the Securities Purchase Agreement;

•        Repayment of an interest-free loan of $1,741,927 (as of September 30, 2024) made by the Buyer since the loan will become payable at the closing of the business combination, or the date on which IMAQ determines that it is unable to effect a business combination, and an aggregate of 100,000 units and 847,675 shares of Common Stock, to be issued to JC Unify upon the Business Combination as part of the promissory note will not be issued. Such units had an aggregate market value of approximately $1.2 million based on the closing price of $11.59 per public unit as of December 3, 2024, and such shares had an aggregate market value of approximately $9.7 million based on the OTC closing price of $11.39 per share of IMAQ Common Stock as of December 3, 2024; and

•        Approximately $2.4 million (based on the OTC closing price of $11.39 per share of IMAQ Common Stock as of December 3, 2024) of the approximately 210,000 shares of Common Stock, that is convertible from loan from the Sponsor, since the loan will be converted only upon the closing of the business combination.

•        The directors and officers may be incentivized to complete a transaction, regardless of its terms, as continued indemnification of IMAQ’s directors and officers, along with the continuation of directors’ and officers’ liability insurance following a Business Combination would not be available in the event of liquidation.

•        The Initial Stockholders or the Buyer or their affiliates may make loans from time to time to the Company to fund certain capital requirements. If our Initial Stockholders or the Buyer or their affiliates makes any working capital loans, up to $1,150,000 of such loans may be converted into units, at the price of $10.00 per unit at the option of the lender. Such units would be identical to the private placement units. Since we will not repay such loans if we do not complete a business combination, a conflict of interest may arise.

•        Additionally, if the Charter Amendment Proposal, the Trust Amendment Proposal and the Target Amendment Proposal are approved and the Company consummates an initial Business Combination, our officers and directors may have additional interests as described in a separate proxy statement/prospectus for such transaction.

If we are deemed an “investment company” subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), applicable restrictions could make it impractical for us to continue our business as contemplated and could have a material adverse effect on our business.

As of the date hereof, substantially all of the assets held in the Trust Account are held in money market funds, which primarily invest in U.S. Treasury Bills. There is currently uncertainty concerning the applicability of the Investment Company Act to a special purpose acquisition company (“SPAC”) and we may in the future be subject to a claim that we have been operating as an unregistered investment company.

If we become obligated to register the company or any of its subsidiaries as an investment company pursuant to the Investment Company Act, the registered entity would have to comply with a variety of substantive requirements under the Investment Company Act imposing, among other things:

•        limitations on capital structure;

•        restrictions on specified investments;

•        prohibitions on transactions with affiliates; and

•        compliance with reporting, record keeping, voting, proxy disclosure and other rules and regulations that would significantly change our operations.

If we were deemed to be an investment company under the Investment Company Act, we would either have to register as an investment company under the Investment Company Act, obtain exemptive relief from the SEC or modify our equity interests and debt positions or organizational structure or our contract rights to fall outside the definition of an investment company under the Investment Company Act. Registering as an investment company pursuant to the Investment Company Act could, among other things, materially adversely affect our financial condition, business and results of operations, materially limit our ability to borrow funds or engage in other transactions involving leverage and require us to add directors who are independent of us and otherwise will subject us to additional regulation that will be costly and time-consuming. Modifying our equity interests and debt positions or organizational structure or our contract rights could require us to alter our business and investment strategy in a manner that requires us to purchase or dispose of assets or securities, prevents us from pursuing certain opportunities, or otherwise restricts our business, which may have a material adverse effect on our business results of operations, financial condition or prospects.

The longer that the funds in the trust account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. Notwithstanding the foregoing, we intend to keep the funds in the Trust Account invested in money market funds, which primarily invest in U.S. Treasury Bills.

We may not be able to complete the Business Combination since such initial business combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (“CFIUS”), or ultimately prohibited.

Our sponsor, Content Creation Media LLC, is controlled by Shibasish Sarkar, an individual who resides in and is a citizen of India. We are therefore likely considered a “foreign person” under the regulations administered by CFIUS and will continue to be considered as such in the future for so long as our sponsor has the ability to exercise control over us for purposes of CFIUS’s regulations. As such, an initial business combination with a U.S. business may be subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If our potential initial business combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our initial business combination. If we cannot complete our initial business combination by January 2, 2025 because the review process drags on beyond such timeframe or because our initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, our public shareholders may only receive $11.80 per share (without taking into account any extension deposits or interest earned after December 3, 2024 and before deducting any taxes payable), and our warrants and rights will expire worthless. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

You are not being asked to vote on any business combination at this time. If the Charter Amendment Proposal is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on the Business Combination when it is submitted to a vote by the shareholders and the right to redeem your public shares into a pro rata portion of the Trust Account, including a pro rata portion of any interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, in the event a business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the shareholders’ vote is sought) or the Company has not consummated the business combination by the applicable termination date.

Vote Required for Approval

Subject to the foregoing, the affirmative vote of at least a majority of the Company’s outstanding common stock, including the common stock owned by our Initial Stockholders (the “Common Stock”), will be required to approve the Charter Amendment Proposal and the Trust Amendment Proposal. A majority of the shares represented in person or by proxy at the Annual General Meeting will be required to approve the Target Amendment Proposal. Assuming a quorum is present, the Class I director will be elected by a plurality of the votes cast. Notwithstanding stockholder approval our Board will retain the right to abandon and not implement the Charter Amendment Proposal, the Trust Amendment Proposal and the Target Amendment Proposal at any time without any further action by our stockholders. The Adjournment Proposal will require the affirmative vote of a majority of the share present in person or by proxy and will only be put forth for a vote if the Chairman of the Annual General Meeting may deem necessary or appropriate to adjourn the Annual General Meeting to a later date or dates. If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares on this proposal, unless you direct the holder how to vote, by marking your proxy card. Abstentions and broker non-votes will have the effect of a vote “AGAINST” the Charter Amendment Proposal. Adoption of the Charter Amendment Proposal is subject to and conditioned on the approval of the Trust Amendment Proposal.

Our Board has fixed the close of business on December 3, 2024, as the date for determining the Company stockholders entitled to receive notice of and vote at the Annual General Meeting and any adjournment thereof. Only holders of record of the Company’s Common Stock on that date are entitled to have their votes counted at the Annual General Meeting or any adjournment thereof.

The Sponsor has agreed to vote any shares of IMAQ Common Stock owned by them in favor of the Charter Amendment Proposal.

Recommendation of the IMAQ Board

The Company’s Board of Directors recommends that you vote “FOR” the Charter Amendment Proposal.

The existence of financial and personal interests of one or more of IMAQ’s directors may result in a conflict of interest on the part of such director(s) between what he or they may believe is in the best interests of IMAQ and its stockholders and what he or they may believe is best for himself or themselves in determining to recommend that the IMAQ stockholders vote for the proposals. See “Proposal 1 — The Charter Amendment Proposal — Interests of Certain Persons”

PROPOSAL 2 — THE TRUST AMENDMENT PROPOSAL

The Trust Amendment Proposal

The proposed Trust Amendment Proposal would amend our existing Investment Management Trust Agreement (the “ Trust Agreement”), dated as of July 28, 2021 and as amended respectively on July 26, 2022, January 27, 2023, July 31, 2023, and January 2, 2024), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), allowing the Company to extend the business combination period for an additional twenty-four (24) months period each time for a total of twenty-four (24) times from January 2, 2025 to January 2, 2027 by depositing into the trust account (the “Trust Account”) $2,000 for each one-month extension (each, an “Extension Payment”). A copy of the proposed Trust Agreement is attached to this proxy statement as Annex B. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Trust Amendment Proposal

IMAQ’s Sponsor wants to pay an Extension Payment that is substantially less than the $20,000, for each one-month extension provided by the Current Charter and to allow the Company an option to further extend the time it has to complete a Business Combination until January 2, 2027.

IMAQ management believes that if the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Buyer or their affiliates will, if needed, contribute a sufficient amount to the Company as a loan (each loan being referred to herein as a “Contribution”) for the Company to deposit the funds into the Trust Account as the Extension Payment and to extend the business combination period for an additional one (1) month period each time for a total of twenty-four (24) times. Each Extension Payment will be deposited in the Trust Account within two business days prior to the beginning of the additional extension period (or portion thereof). The Contribution(s) shall be made in the form of non-interest bearing, unsecured promissory notes. If we complete a Business Combination, we will, at the option of the Sponsor, repay the Contribution or convert a portion or all of the amounts loaned under such Contribution into units, which units will be identical to the private placement units issued to our Sponsor that closed concurrently with our initial public offering as described in the registration statement for our initial public offering.

The Company’s current Charter and Trust Agreement provides that the Company has the right to extend the Combination Period until January 2, 2025 (i.e., 41 months from the consummation of the IPO). The Company’s initial charter permitted the Company to extend the Combination Period two times for an additional three months each time, or from August 2, 2022 to February 2, 2023, by depositing into the Trust Account $1,150,000 for each three-month extension. In July 2022, the Company held a special meeting (the “July 2022 Special Meeting”) and received stockholder approval to amend the Trust Agreement to reduce the amount deposited in the Trust Account for each such extension from $1,150,000 to $350,000. The Company’s stockholders elected to redeem an aggregate of 20,858,105 shares in connection with the July 2022 Special Meeting. The Company subsequently deposited the extension payments into the Trust Account in accordance with the terms of the Trust Agreement to extend the Combination Period from August 2, 2022 to February 2, 2023. In January 2023, the Company held a special meeting (the “January 2023 Special Meeting”) and received stockholder approval to extend the Combination Period for an additional three (3) months, from February 2, 2023 to May 2, 2023, with an ability to further extend by three (3) additional one (1) month periods until August 2, 2023. The Company’s stockholders elected to redeem an aggregate 168,777 shares of common stock in connection with the January 2023 Special Meeting. The Company subsequently deposited the extension payments into the Trust Account in accordance with the terms of the Trust Agreement to extend the Combination Period from February 2, 2023 to August 2, 2023.

On July 31, 2023, IMAQ held a special meeting of stockholders (the “Special Meeting”). As approved by its stockholders at the Special Meeting, the Company filed a certificate of amendment to its amended and restated certificate of incorporation (the “Charter Amendment”) which became effective upon filing. The Charter Amendment changed the date by which IMAQ must consummate a business combination (the “Amended Combination Period”) for twelve (12) additional one (1) month periods from August 2, 2023, to August 2, 2024. The Company subsequently deposited the extension payments into the Trust Account in accordance with the terms of the Trust Agreement to extend the Combination Period from August 2, 2023 to January 2, 2024.

On January 2, 2024, IMAQ held a special meeting of stockholders (the “January 2024 Special Meeting”). As approved by its stockholders at the January 2024 Special Meeting, the Company filed a certificate of amendment to its amended and restated certificate of incorporation (the “January 2024 Charter Amendment”) which became effective upon filing. The January 2024 Charter Amendment extended the deadline by which IMAQ must consummate an initial business combination for twelve (12) additional one (1) month periods from January 2, 2024 to January 2, 2025 provided that, in connection with each one-month extension, a deposit of $20,000 is made into the Trust Account established in connection with the Company’s initial public offering. Stockholders also approved an amendment to the amended and restated certificate of incorporation (the “NTA Charter Amendment”) to expand the methods by which the Company may avoid being deemed a “penny stock” under the Rule 419 under the Securities Exchange Act of 1934, as amended.

The Company desires to extend the Combination Period for twenty-four (24) additional one (1) month periods for a total of twenty-four (24) times from January 2, 2025 to January 2, 2027 by depositing into the Trust Account $2,000 for each one month-extension.

If the Trust Amendment Proposal Is Not Approved

If the Charter Amendment Proposal, and the Trust Amendment Proposal are not approved, and we have not consummated a Business Combination by January 2, 2025, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the Annual General Meeting, including interest earned on the funds held in the Trust Account and not previously released to IMAQ to pay its taxes, divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under the laws of Delaware to provide for claims of creditors and the requirements of other applicable law.

The Company’s Initial Stockholders have waived their rights to participate in any liquidation distribution with respect to their insider shares. There will be no distribution from the Trust Account with respect to the Company’s warrants or rights, which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

If the Trust Amendment Proposal Is Approved

If the Charter Amendment Proposal and Trust Amendment Proposal are approved, the amendment to the Trust Agreement in the form of Annex B hereto will be executed and the Trust Account will not be disbursed except in connection with our completion of the business combination or in connection with our liquidation if we do not complete an initial business combination by the applicable termination date. The Company will then continue to attempt to consummate a Business Combination until the applicable termination date or until the Company’s Board of Directors determines in its sole discretion that it will not be able to consummate an initial business combination by the applicable termination date as described below and does not wish to seek an additional extension. If the proposals in this proxy statement are approved by our shareholders, it would allow us to complete a business combination for up to 65 months after the closing of our initial public offering.

Required Vote

Subject to the foregoing, the affirmative vote of at least a majority of the Company’s outstanding common stock, including the common stock owned by our Initial Stockholders (the “Common Stock”), will be required to approve the Charter Amendment Proposal and the Trust Amendment Proposal. A majority of the shares represented in person or by proxy at the Annual General Meeting will be required to approve the Target Amendment Proposal. Assuming a quorum is present, the Class I director will be elected by a plurality of the votes cast. Notwithstanding stockholder approval our Board will retain the right to abandon and not implement the Charter Amendment Proposal, the Trust Amendment Proposal and the Target Amendment Proposal at any time without any further action by our stockholders. The Adjournment Proposal will require the affirmative vote of a majority of the share present in person or by proxy and will only be put forth for a vote if the Chairman of the Annual General Meeting may deem necessary or appropriate to adjourn the Annual General Meeting to a later date or dates. Adoption of the Trust Amendment Proposal is subject to and conditioned on the approval of the Charter Amendment Proposal.

Our Board has fixed the close of business on December 3, 2024, as the date for determining the Company stockholders entitled to receive notice of and vote at the Annual General Meeting and any adjournment thereof. Only holders of record of the Company’s Common Stock on that date are entitled to have their votes counted at the Annual General Meeting or any adjournment thereof.

You are not being asked to vote on any Business Combination at this time. If the Trust Amendment Proposal is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on a proposed Business Combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the Trust Account, including a pro rata portion of any interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, in the event a Business Combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the shareholders’ vote is sought) or the Company has not consummated the Business Combination by the applicable termination date.

Recommendation of the IMAQ Board

The Company’s Board of Directors recommends that you vote “FOR” the Trust Amendment Proposal.

The existence of financial and personal interests of one or more of IMAQ’s directors may result in a conflict of interest on the part of such director(s) between what he or they may believe is in the best interests of IMAQ and its stockholders and what he or they may believe is best for himself or themselves in determining to recommend that the IMAQ stockholders vote for the proposals. See “Proposal 1 — The Charter Amendment Proposal — Interests of Certain Persons”

PROPOSAL 3 — THE TARGET AMENDMENT PROPOSAL

Overview

IMAQ is proposing to allow the Company to undertake a Business Combination with any entity with its principal business operations in China (including Hong Kong and Macau) (each, a “China-based Target”). Pursuant to its initial public offering prospectus, IMAQ was prohibited from undertaking an initial business combination with any entity with its principal business operations (including Hong Kong and Macau).

The Board believes that it is in the best interests of IMAQ shareholders that the restrictions be removed so that IMAQ has the flexibility for its search of target to undertake a Business Combination. If the Target Amendment Proposal is approved, the Company will be allowed to undertake an initial business combination with a China-based Target which allows it to assess to a bigger pool of potential target candidates, so it will be more flexible for consummating an initial business combination by the Termination Date. IMAQ intends to hold a Business Combination Meeting at a future date to approve a Business Combination.

In connection with the Annual General Meeting, holders of public shares may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to IMAQ to pay franchise and income taxes, divided by the number of then outstanding public shares, if the amendment is implemented. An Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, to redeem your public shares in connection with at the Annual General Meeting.

Reason for the Target Amendment Proposal

The purpose of the Target Amendment Proposal is to afford the Company with flexibility for its search of a target company to undertake a Business Combination. If the Target Amendment Proposal is approved, the Company will be allowed to undertake a Business Combination with a China-based Target which allows it to assess to a bigger pool of potential target candidates. The Board has determined that, given the Company’s expenditure of time, efforts and money on identifying suitable target business and completion of a Business Combination, and the market opportunity the Company has observed in China, it is in the best interests of its shareholder to approve the Target Amendment Proposal.

If the Target Amendment Proposal is Not Approved

If the Target Amendment Proposal is not approved, and we are unable to consummate a Business Combination with a non-China-based target by the Termination Date, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the Annual General Meeting, including interest earned on the funds held in the Trust Account and not previously released to IMAQ to pay its taxes, divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under the laws of Delaware to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our warrants or rights which will expire worthless in the event we wind up.

The Company’s Initial Stockholders have waived their rights to participate in any liquidation distribution with respect to their insider shares. There will be no distribution from the Trust Account with respect to the Company’s warrants or rights, which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

If the Target Amendment Proposal is Approved

If the Target Amendment Proposal is approved, we will then continue to work to consummate a Business Combination and may decide to consummate our Business Combination with a China-based Target, so the combined company may face various legal and operational risks and uncertainties after the Business Combination.

You are not being asked to vote on a Business Combination at the Annual General Meeting. The vote by IMAQ shareholders on a Business Combination will occur at a separate Business Combination Meeting of IMAQ shareholders, to be held at a later date, and the solicitation of proxies from IMAQ shareholders in connection with such separate Business Combination Meeting, and the related right of IMAQ shareholders to redeem in connection with a Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the Target Amendment Proposal), will be the subject of a separate proxy statement/prospectus. If you want to ensure your Public Shares are redeemed in the event the Target Amendment Proposal is implemented, you should elect to “redeem” your Public Shares in connection with the Annual General Meeting.

Risks Related to Our Possible Business Combination with a China-based Target

If the Target Amendment Proposal is approved, there will be no restriction in the geographic location of targets that we can pursue, and we may conduct our search in China and pursue a Business Combination with a China-based Target. As a result, we may be subject to risks due to uncertainty of the interpretation and the application of the PRC laws and regulations, including but not limited to limitation on foreign ownership of certain industries, regulatory review of overseas listing of PRC companies through a special purpose vehicle and the validity and enforcement of the VIE Agreements (as defined below), if the China-based Target requires any of these legal requirements post Business Combination by us. Due to PRC legal restrictions on foreign ownership in certain industries, neither the post-combination entity nor its subsidiaries may own any equity interest in the China-based Target’s operating entity in a restricted industry, which is known as variable interest entity, or a VIE. Instead, a series of contractual arrangements (the “VIE Agreements”) may be entered into between the VIEs, the VIEs’ founders and owners, on one side, and a PRC subsidiary of the post-combination entity, on the other side.

VIE Agreements normally include: (i) certain power of attorney agreements, a share pledge agreement and certain loan agreements; (ii) an exclusive business cooperation agreement which allows the post-combination entity to receive substantially all of the economic benefits from the VIE; and (iii) certain exclusive option agreements and certain spouse consent letters which provide us with an exclusive option to purchase all or part of the equity interests in and/or assets of the VIE when and to the extent permitted by PRC laws (“VIE structure”). The China-based Target, through VIE Agreements, can consolidate the financial results of the VIE in its consolidated financial statements in accordance with accounting principles generally accepted in the United States of America, or GAAP, or international financial reporting standards as issued by the International Accounting Standards Board, or IFRS, for accounting purposes. The post-combination entity or its shareholder do not directly hold equity interests in the VIEs after the Business Combination under the VIE structure, and therefore, such corporate structure is subject to risks due to uncertainty of the interpretation and the application of the PRC laws and regulations, including but not limited to limitation on foreign ownership of internet technology companies, regulatory review of oversea listing of PRC companies through a special purpose vehicle, and the validity and enforcement of the VIE Agreements. VIE structure is also subject to the risks of uncertainty about any future actions of the PRC government in this regard that could disallow the VIE structure, which would likely result in a material change in the post-combined company’s operation and may cause the value of our securities of post-combination entity depreciate significantly or become worthless.

VIE structure may not be as effective as equity ownership and the company may incur substantial costs to enforce the terms of the arrangements. Since the post-combination entity and its shareholders do not directly own equity interest in VIE and the shareholders of VIE still own the shares of VIE after the Business Combination, the VIE structure has its inherent risks that may affect your investment, including less effectiveness and certainties than equity ownership and potential substantial costs to enforce the terms of the VIE Agreements. The shareholders of VIE may not act in the best interests of the post-combined company or may not perform their obligations under the VIE Agreement. If VIE or the shareholders of the VIE breach their contractual obligations under the VIE Agreements, the post-combined company may have difficulty in enforcing any rights it may have under the VIE Agreements with the VIE, its founders and owners, in PRC because all of the VIE Agreements are governed by the PRC laws and provide for the resolution of disputes through arbitration in the PRC. The post-combination entity may have to incur substantial costs and expend significant resources to enforce such VIE Agreements in reliance on legal remedies under PRC law.

In connection with litigation, arbitration or other judicial or dispute resolution proceedings, assets under the name of any of record holder of equity interest in the VIE, including such equity interest of such record holder, may be put under court custody. As a consequence, we cannot be certain that the equity interest will be disposed pursuant to the VIE Agreements or that the ownership by the record holder of such equity interest will be unchallenged. In addition, if we acquire a China-based Target through VIE Agreements, investors in our common stock following a Business Combination would not hold equity interests in the VIE domiciled in China and would instead hold equity interests in a holding company. You may never hold equity interests in the VIE.

All of the VIE Agreements may be governed by and interpreted in accordance with PRC law, and disputes arising from these VIE Agreements may be resolved in court or through arbitration in China in accordance with PRC legal procedures. The legal environment in the PRC is not as developed as in some other jurisdictions, such as the United States. As a result, uncertainties in the PRC legal system could limit the post-combination ability to enforce the VIE Agreements. As at the date of this proxy statement, there are very few precedents and little official guidance as to how VIE Agreements should be interpreted or enforced under PRC law. The VIE Agreements have not been widely tested in a court of law in the PRC and there remain significant uncertainties regarding the ultimate outcome of arbitration should legal action become necessary. Furthermore, VIE Agreements may not be enforceable in China if PRC government authorities or courts take a view that such VIE Agreements contravene PRC laws and regulations or are otherwise not enforceable for public policy reasons. In addition, there is uncertainty as to whether the courts in the PRC would recognize or enforce judgments of U.S. courts against us or such persons predicated upon the civil liability provisions of the securities laws of the United States or any state. In the event that the post-combined entity is unable to enforce the VIE Agreements, the post-combined entity may not be able to consolidate the financial results of the VIE through the VIE Agreements in accordance with accounting principles generally accepted in the United States of America, or GAAP, or international financial reporting standards as issued by the International Accounting Standards Board, or IFRS as primary beneficial for accounting purposes, and the post-combination entity may be precluded from operating the business, which will have a material adverse effect on its financial condition and results of operations. In addition, there is uncertainty as to whether the courts the PRC would recognize or enforce judgments of U.S. courts against us or such persons predicated upon the civil liability provisions of the securities laws of the United States or any state.

Although the PRC authorities do not require permission to entry of VIE Agreements, recently the General Office of the Central Committee of the Communist Party of China and the General Office of the State Council jointly issued the “Opinions on Severely Cracking Down on Illegal Securities Activities According to Law,” or the Opinions, which was made available to the public on July 6, 2021, pursuant to which the PRC government will strengthen the administration over illegal securities activities, and the need to strengthen the supervision over overseas listings of Chinese companies. The Opinions and any related implementing rules to be enacted may subject VIE structure to compliance requirement in the future. Given the current regulatory environment in the PRC, uncertainty of different interpretation and enforcement of the rules and regulations in the PRC may be adverse to our Business Combination with a China-based Target or the post-combined company, which may take place quickly with little advance notice.

The governing PRC laws and regulations are sometimes vague and uncertain and can change quickly with little advance notice, which may result in a material change in the post-combined company’s operations, cause the value of our shares after we complete our Business Combination to significantly decline or be worthless, or substantially limit or completely hinder the post-combined company’s ability to offer or continue to offer securities to investors. The PRC government has significant authority to exert influence on the ability of a China-based company to conduct its business, make or accept foreign investments or list on a U.S. stock exchange. The PRC government has published policies that significantly affected certain industries such as the education and internet industries, and we cannot rule out the possibility that it will in the future release regulations or policies regarding any industry that could adversely affect our potential Business Combination with a PRC operating business and the business, financial condition, and results of operations of the combined company. The PRC government also initiated a series of regulatory actions and statements to regulate business operations in China with little advance notice, including cracking down on illegal activities in the securities market, enhancing supervision over China-based companies listed overseas using VIE structure, adopting new measures to extend the scope of cybersecurity reviews, and expanding the efforts in anti-monopoly enforcement. Since these statements and regulatory actions are new, it is highly uncertain how soon legislative or administrative regulation making bodies will respond and what existing or new laws or regulations or detailed implementations and interpretations will be modified or promulgated, if any, and the potential impact such modified or new laws and regulations will have on our capability to acquire or merge with a company with major operations in China, the China-based Target’s daily business operations in China, and post-combined company’s ability to conduct its business, accept foreign investments, or list on an U.S. or other foreign exchange.

For example, according to the New Measures for Cybersecurity Review (the “New Measures”) effective on February 15, 2022, network platform operators with personal information of more than one million users must apply for cybersecurity review to the Cyber Security Review Office when they go public abroad, and accordingly these companies may not be willing to list on a U.S. stock exchange or enter into a definitive business combination agreement with us. We currently face risks associated with regulatory approvals of the proposed business combination between us and the target, offshore offerings, anti-monopoly regulatory actions, and cybersecurity and data privacy. The Chinese government may also intervene or influence the operations of the PRC operating entities as the government deems appropriate to further regulatory, political and societal goals at any time and may exert more control over offerings conducted overseas and/or foreign investment in China-based issuers, which could result in a material change in the operations of the PRC operating entities, including our search for a PRC target business, and/or the value of our securities, and make it more difficult and costly for us to consummate a Business Combination with a China-based Target. In addition, any actions by the Chinese government to exert more oversight and control over offerings that are conducted overseas and/or foreign investment in China-based issuers could significantly limit or completely hinder our ability to offer or continue to offer securities to investors and cause the value of such securities to significantly decline or be worthless. Changes in China’s economic, political or social conditions, as well as possible interventions and influences of any government policies and actions; as well as uncertainties with respect to the PRC legal system could have a material adverse effect on our operation and the value of our securities.

If the Target Amendment Proposal is approved, we may consider a Business Combination with China-based Target, which may subject the post Business Combination business to the laws, regulations, and policies of the PRC. As a result, in the future we may be subject to risks related to the PRC as discussed below.

Permission Required from the PRC Authorities and PRC Limitations on Overseas Listing and Share Issuances If We Acquire a China-based Target (Post-Business Combination)

As we do not have any operations in China, and given that (a) the CSRC, currently has not issued any definitive rule or interpretation concerning whether companies like ours are subject to the Regulations on Mergers and Acquisitions of Domestic Enterprises by Foreign Investors (the “M&A Rules”); and (b) our company is a blank check company incorporated in Delaware rather than in China and currently our company does not own or control any equity interest in any PRC company or operate any business in China, we believe that we are not required to obtain any licenses or approvals, under applicable PRC laws and regulations, for our operation and while seeking a target for the Business Combination. Further, according to the Measures for Cybersecurity Review, which was promulgated on December 28, 2021 and became effective on February 15, 2022, online platform operators holding more than one million users/users’ individual information shall be subject to cybersecurity review before listing abroad. As we are a blank check company and are not involved in the collection of personal data of at least 1 million users or implicate cybersecurity, we do not believe that we are a “network platform operator(s)”, or subject to the cybersecurity review of the Cyberspace Administration of China (the “CAC”).

If we acquire a China-based Target, we may be required to obtain approval from Chinese authorities, including the CSRC or CAC, to list on U.S. exchanges or issue securities to foreign investors post Business Combination with a China-based Target. If approval is required in the future and we were denied permission from Chinese authorities to list on U.S. exchanges, we will not be able to continue listing on a U.S. exchange, which would materially affect the interest of our investors. It is uncertain when and whether we will be required to obtain permission from the PRC government to continue to list on U.S. exchanges in the future, and even when such permission is obtained, whether it will be denied or rescinded. Our operations may be adversely affected in the future, directly or indirectly, by existing or future laws and regulations relating to the China-based Target’s business or industry and oversea listing and share issuance.

Transfers of Cash to and from Our Post-Combination Entity If We Acquire a China-based Target (Post-Business Combination)

We are a blank check company with no operations of our own and no subsidiaries except searching for a suitable target to consummate a Business Combination. As of the date hereof, no transfers, dividends, or distributions have been made by us.

If the Target Amendment Proposal is approved, there is no restriction in the geographic location of targets that we can pursue, and we may pursue a Business Combination with a China-based Target which might require a VIE structure. As a result, although other means are available for the post-combination entity to obtain financing at the holding company level, the post-combination entity’s ability to pay dividends to its shareholders and to service any debt it may incur may depend upon dividends paid by the China-based Target’s subsidiaries. If any of the post-combination entity’s subsidiaries incurs debt on its own in the future, the instruments governing such debt may restrict its ability to pay dividends to the post-combination entity. In addition, the PRC subsidiaries of the post-combination entity and VIE are required to make appropriations to certain statutory reserve funds, which are not distributable as cash dividends except in the event of a solvent liquidation of the companies.

In order for the post-combination entity to pay dividends to its shareholders, the post-combination entity will rely on payments made from the VIE to the PRC subsidiary of the post-combined entity, a wholly foreign-owned enterprise (“WFOE”), pursuant to the VIE Agreements, and the distribution of such payments from the WFOE to the post-combination entity as dividends from the subsidiaries of the post-combined entity. Such dividends and other distributions may be subject to the PRC government’s regulations relating to the conversion of Renminbi into foreign currencies and the remittance of such currencies out of the PRC, which may limit the post-combination entity’s PRC subsidiaries’ ability to distribute earnings to the post-combination entity or may otherwise adversely affect the post-combination entity. Furthermore, even though the post-combination entity may wish to transfer cash proceeds raised from overseas financing activities to its PRC subsidiaries via capital contribution or shareholder loans, the PRC government’s regulations relating to foreign exchange may limit the post-combination entity’s ability to make loans to or inject capital into its PRC subsidiaries or the ability of its PRC subsidiaries to pay back such loans to the post-combination entity.

Investment in Chinese companies, which are governed by the Foreign Investment Law, and the dividends and distributions from a China-based operating company are subject to regulations and restrictions on dividends and payment to parties outside of China. Furthermore, if certain procedural requirements are satisfied, the payment in foreign currencies on current account items, including profit distributions and trade and service-related foreign exchange transactions, can be made without prior approval from State Administration of Foreign Exchange (the “SAFE”) or its local branches. However, where RMB would be converted into foreign currency and remitted out of China to pay capital expenses, such as the repayment of loans denominated in foreign currencies, approval from or registration with competent government authorities or its authorized banks is required. The PRC government may take measures at its discretion from time to time to restrict access to foreign currencies for current account or capital account transactions. If the foreign exchange control regulations prevent the VIE or PRC subsidiaries of the combined company from obtaining sufficient foreign currencies to satisfy their foreign currency demands, the VIE or PRC subsidiaries of the combined company may not be able to pay dividends or repay loans in foreign currencies to their offshore intermediary holding companies and ultimately to the post-combination company. We cannot assure you that new regulations or policies will not be promulgated in the future, which may further restrict the remittance of RMB into or out of the PRC. We cannot assure you, in light of the restrictions in place, or any amendment to be made from time to time, that the PRC subsidiaries of the post-combination company will be able to satisfy their respective payment obligations that are denominated in foreign currencies, including the remittance of dividends outside of the PRC. Therefore, we may experience difficulties in completing the administrative procedures necessary to obtain and remit foreign currency for the payment of dividends from our subsidiaries or the VIE, if any.

Current PRC regulations permit the indirect subsidiaries of the post-combination entity to pay dividends to the post-combination entity only out of their accumulated profits, if any, determined in accordance with Chinese accounting standards and regulations. In addition, each of the subsidiaries of the post-combination company in China is required to set aside at least 10% of its after-tax profits each year, if any, to fund a statutory reserve until such reserve reaches 50% of its registered capital. Each of such entity in China is also required to further set aside a portion of its after-tax profits to fund the employee welfare fund, although the amount to be set aside, if any, is determined at the discretion of its board of directors. Although the statutory reserves can be used, among other ways, to increase the registered capital and eliminate future losses in excess of retained earnings of the respective companies, the reserve funds are not distributable as cash dividends except in the event of liquidation.

Cash dividends, if any, on our common stock will be paid in U.S. dollars. If the post-combination entity is considered a PRC tax resident enterprise for tax purposes, any dividends the post-combination entity pay to its overseas stockholders may be regarded as China-sourced income and as a result may be subject to PRC withholding tax at a rate of up to 10.0%.

Recent PCAOB Developments

We are a blank check company incorporated under the laws of the State of Delaware with our office located in New Jersey. Our auditor, Mercurius & Associates LLP (“Mercurius”), headquartered in New Delhi, India, is an independent registered public accounting firm registered with the United States Public Company Accounting Oversight Board (“PCAOB”) and is subject to laws in the United States in relation to PCAOB’s applicable professional standards.

If the Target Amendment Proposal is approved and we may pursue a Business Combination with a China-based target, we may be subject to Holding Foreign Companies Accountable Act, as amended by the Consolidated Appropriations Act, 2023 (the “HFCAA”) and related regulations if we pursue an opportunity with a foreign company. On June 22, 2021, the U.S. Senate passed the Accelerating Holding Foreign Companies Accountable Act (“AHFCAA”), which, if signed into law, would amend the HFCAA and require the SEC to prohibit an issuer’s securities from trading on any U.S. stock exchanges if its auditor is not subject to PCAOB inspections for two consecutive years instead of three consecutive years. On December 29, 2022, the Consolidated Appropriations Act was signed into law by President Biden. The Consolidated Appropriations Act contained, among other things, an identical provision to the AHFCAA, which reduces the number of consecutive non-inspection years required for triggering the prohibitions under the HFCA Act from three years to two years. If our securities are unable to be listed on another securities exchange by then, such a delisting would substantially impair your ability to sell or purchase our securities when you wish to do so, and the risk and uncertainty associated with a potential delisting would have a negative impact on the price of our securities. For instance, the HFCAA would restrict our ability to consummate a Business Combination with a target business unless that business met certain standards of the PCAOB and would require delisting of a company from U.S. national securities exchanges if the PCAOB is unable to inspect its public accounting firm for two consecutive years. The HFCAA also requires public companies to disclose, among other things, whether they are owned or controlled by a foreign government, specifically, those based in China. We may not be able to consummate a Business Combination with a favored target business due to these laws.

The documentation we may be required to submit to the SEC proving certain beneficial ownership requirements and establishing that we are not owned or controlled by a foreign government in the event that we use a foreign public accounting firm not subject to inspection by the PCAOB or where the PCAOB is unable to completely inspect or investigate our accounting practices or financial statements because of a position taken by an authority in the foreign jurisdiction could be onerous and time consuming to prepare. The HFCAA mandates the SEC to identify issuers of SEC-registered securities whose audited financial reports are prepared by an accounting firm that the PCAOB is unable to inspect due to restrictions imposed by an authority in the foreign jurisdiction where the audits are performed. If such identified issuer’s auditor cannot be inspected by the PCAOB for two consecutive years, the trading of such issuer’s securities on any U.S. national securities exchanges, as well as any over-the-counter trading in the U.S., will be prohibited.

On March 24, 2021, the SEC adopted interim final rules relating to the implementation of certain disclosure and documentation requirements of the HFCAA. We will be required to comply with these rules if the SEC identifies it as having a “non-inspection” year under a process to be subsequently established by the SEC. On June 22, 2021, the U.S. Senate passed a bill of the AHFCAA which, if passed by the U.S. House of Representatives and signed into law, would reduce the number of consecutive non-inspection years required for triggering the prohibitions under the HFCAA from three years to two.

On November 5, 2021, the SEC approved the PCAOB’s Rule 6100, Board Determinations Under the HFCAA. Rule 6100 provides a framework for the PCAOB to use when determining, as contemplated under the HFCAA, whether it is unable to inspect or investigate completely registered public accounting firms located in a foreign jurisdiction because of a position taken by one or more authorities in that jurisdiction.

On December 2, 2021, the SEC issued amendments to finalize rules implementing the submission and disclosure requirements in the HFCAA. The rules apply to registrants that the SEC identifies as having filed an annual report with an audit report issued by a registered public accounting firm that is located in a foreign jurisdiction and that PCAOB is unable to inspect or investigate completely because of a position taken by an authority in foreign jurisdictions.

On August 26, 2022, the PCAOB signed the SOP with the CSRC and the Ministry of Finance of the PRC governing inspections and investigations of audit firms based in mainland China and Hong Kong. The agreement includes detailed and specific commitments from the CSRC that would allow PCAOB inspections and investigations meeting U.S. standards, such as (i) independent discretion by the PCAOB to select any issuer audits for inspection or investigation in accordance with the Sarbanes-Oxley Act; (ii) direct access by the PCAOB to interview or take testimony from all personnel of the audit firms whose issuer engagements are being inspected or investigated; (iii) unfettered ability by the PCAOB to transfer information to the SEC in accordance with the Sarbanes-Oxley Act; and (iv) procedures for PCAOB inspectors to see complete audit work papers without any redactions. Implementation of the aforementioned framework is subject to uncertainties and will affect the PCAOB’s actual ability to inspect and investigate completely audit firms in mainland China and Hong Kong.

On December 15, 2022, the PCAOB determined that the PCAOB was able to secure complete access to inspect and investigate registered public accounting firms headquartered in mainland China and Hong Kong and voted to vacate its previous determinations to the contrary. However, should PRC authorities obstruct or otherwise fail to facilitate the PCAOB’s access in the future, the PCAOB will consider the need to issue a new determination.

On December 29, 2022, the Accelerating Holding Foreign Companies Accountable Act (the “AHFCAA”) was signed into law to amend the HFCAA by requiring the SEC to prohibit an issuer’s securities from trading on any U.S. stock exchange if its auditor is not subject to PCAOB inspections for two consecutive years instead of three.

In the event that we complete a business combination with a company with substantial operations in China and it is later determined that PCAOB is not able to fully conduct inspections of our auditor’s work papers in China, it could cause us to fail to be in compliance with U.S. securities laws and regulations, we could cease to be listed on a U.S. securities exchange, and U.S. trading of our shares could be prohibited under the HFCA Act. Any of these actions, or uncertainties in the market about the possibility of such actions, could adversely affect our prospects to successfully complete a business combination with a China-based company, our access to the U.S. capital markets and the price of our shares.

Future developments in respect of increased U.S. regulatory access to audit information are uncertain, as the legislative developments are subject to the legislative process and the regulatory developments are subject to the rule-making process and other administrative procedures.

Other developments in U.S. laws and regulatory environment, including but not limited to executive orders such as Executive Order (E.O.) 13959, “Addressing the Threat from Securities Investments That Finance Communist Chinese Military Companies,” may further restrict our ability to complete a Business Combination with certain China-based businesses.

Enforceability of Civil Liability

There is uncertainty if any officers and directors of the post-combination entity will be located outside the United States. As a result, it may be difficult, or in some cases not possible, for investors in the United States to enforce their legal rights, to effect service of process upon those officers and directors (prior to or after the Business Combination) located outside the United States, to enforce judgments of United States courts predicated upon civil liabilities and criminal penalties on them under United States securities laws.

In particular, the PRC does not have treaties providing for the reciprocal recognition and enforcement of judgments of courts with the United States and many other countries and regions, and you may have to incur substantial costs and contribute significant time to enforce civil liabilities and criminal penalties in reliance on legal remedies under PRC laws. Therefore, recognition and enforcement in the PRC of judgement of United States courts in relation to any matter not subject to a binding arbitration provision may be difficult or impossible.

Risk Factors

If the Target Amendment Proposal is approved, we may consider a Business Combination with China-based Target, which may subject the post Business Combination business to the laws, regulations, and policies of the PRC. As a result, in the future we may be subject to risks related to the PRC as discussed below.

We may undertake our Business Combination with an entity or business which is based in a foreign country and the laws and regulations of such foreign countries may not afford U.S. investors or regulatory agencies access to information normally available to them with respect to U.S. based entities.

In November 2020, the SEC Staff issued guidance regarding certain risks and considerations that should be considered by investors regarding foreign entities, specifically the limited ability of U.S. investors and regulatory agencies to rely upon or obtain information from foreign based entities, specifically China based entities, under the laws and regulations of such foreign countries. As stated by the SEC Staff. “Although China-based Issuers that access the U.S. public capital markets generally have the same disclosure obligations and legal responsibilities as other non-U.S. issuers, the Commission’s ability to promote and enforce high-quality disclosure standards for China-based Issuers may be materially limited. As a result, there is substantially greater risk that their disclosures may be incomplete or misleading. In addition, in the event of investor harm, investors generally will have substantially less access to recourse, in comparison to U.S. domestic companies and foreign issuers in other jurisdictions.” Among other potential issues and risks cited by the SEC Staff, the SEC Staff identified restrictions in China which restricted the PCAOB’s ability to inspect audit work and practices of PCAOB-registered public accounting firms in China and on the PCAOB’s ability to inspect audit work with respect to China-based issuer audits by PCAOB-registered public accounting firms in Hong Kong.

Further, current laws and regulations in China as well as other potential target countries, can limit or restrict investigations and similar activities by U.S. regulatory agencies such as the SEC to gather information regarding the securities and other activities of issuers based in the foreign countries where such laws or regulations exist. According to Article 177 of the newly amended PRC Securities Law which became effective in March 2020 (the “Article 177”), the securities regulatory authority of the PRC State Council may collaborate with securities regulatory authorities of other countries or regions in order to monitor and oversee cross border securities activities. Article 177 further provides that overseas securities regulatory authorities are not allowed to carry out investigation and evidence collection directly within the territory of the PRC, and that any Chinese entities and individuals are not allowed to provide documents or materials related to securities business activities to overseas agencies without prior consent of the securities regulatory authority of the PRC State Council and the competent departments of the PRC State Council. Investors should be aware that the U.S. Holding Foreign Companies Accountable Act, which requires that the PCAOB be permitted to inspect an issuer’s public accounting firm within three years, may result in the delisting of the operating company in the future if the PCAOB is unable to inspect the firm. Although we have not identified a potential target business nor any particular country in which a Business Combination may occur, we intend to consider potential target business in foreign jurisdictions, including China based entities and businesses, and therefore investors should be aware of risks related to the ability to obtain information and conduct investigations and be afforded protections by U.S.- based agencies such as the SEC related to any such Business Combination with a target business in a foreign country and consider such risks prior to investing in our securities.

If the PRC government deems that the contractual arrangements in relation to the potential China-based Target, and the VIE, do not comply with PRC regulatory restrictions on foreign investment in the relevant industries, or if these regulations or the interpretation of existing regulations change in the future, we could be subject to severe penalties or be forced to relinquish our interests in those operations.

We are a company with no operations of our own. If the Target Amendment Proposal is approved, there is no restriction in the geographic location of targets that we can pursue and we may pursue a Business Combination with a China-based Target which might require a VIE structure. The China-based Target, through contractual arrangements, exercises effective control over the operating activities that most impact the economic performance, bears the risks of, and enjoys the rewards normally associated with ownership of the entity.

As a result, through such contractual arrangements with the VIE and its shareholders, we may become the primary beneficiary of the VIE, and, therefore, may consolidate the financial results of the VIE in our consolidated financial statements in accordance with U.S. GAAP or IFRS. In that case, following the consummation of a business combination with a China-based Target, our securities would be securities of an offshore holding company instead of shares of the VIE in China. For a summary of the VIE structure and VIE Agreements, see “Proposal No. 3 — The Target Amendment Proposal — Consequences If the Trust Amendment is Approved — Risks Related to Our Possible Business Combination with a China-based Target.”

We would rely on WFOE’s contractual arrangements with the VIE and its shareholders to operate the business. These contractual arrangements may not be as effective as direct ownership in respect of our relationship with the VIE. Under the contractual arrangements, as a legal matter, if the VIE or any of its shareholders executing the VIE Agreements fails to perform its, his or her respective obligations under the contractual arrangements, we may have to incur substantial costs and resources to enforce such arrangements, and rely on legal remedies available under PRC laws, including seeking specific performance or injunctive relief, and claiming damages, which we cannot assure you will be effective. For example, if shareholders of a VIE were to refuse to transfer their equity interests in such VIE to us or our designated persons when we exercise the purchase option pursuant to the contractual arrangements, we may have to take a legal action to compel them to fulfil their contractual obligations.

If (i) the applicable PRC authorities invalidate the contractual arrangements for violation of PRC laws, rules and regulations, (ii) any VIE or its shareholders terminate the contractual arrangements, (iii) any VIE or its shareholders fail to perform its/his/her obligations under the contractual arrangements, or (iv) if these regulations change or are interpreted differently in the future, the China-based Target’s business operations in China would be materially and adversely affected, and the value of your securities would substantially decrease or even become worthless. Further, if we fail to renew the contractual arrangements upon their expiration, we would not be able to continue the business operations unless the then current PRC law allows us to directly operate businesses in China.

In addition, if any VIE or all or part of its assets would become subject to liens or rights of third-party creditors, we may be unable to continue some or all of our business activities, which could materially and adversely affect our business, financial condition and results of operations. If any of the variable interest entities undergoes a voluntary or involuntary liquidation proceeding, its shareholders or unrelated third-party creditors may claim rights to some or all of these assets, thereby hindering our ability to operate our business, which could materially and adversely affect our business and our ability to generate revenues.

All of the contractual arrangements will be governed by PRC law and provided for the resolution of disputes through arbitration in the PRC. Accordingly, these contracts will be interpreted in accordance with PRC laws and any disputes will be resolved in accordance with PRC legal procedures. The legal environment in the PRC is not as developed as in some other jurisdictions, such as the United States. As a result, uncertainties in the PRC legal system could limit our ability to enforce the contractual arrangements. In the event we are unable to enforce the contractual arrangements, we may not be able to exercise effective control over our China-based Target’s operating entities that most impact the economic performance, bears the risks of, and enjoys the rewards for the purpose of consolidating the financial results of the VIE in our consolidated financial statements in accordance with U.S. GAAP or IFRS (as discussed above) and we may be precluded from operating our business, which would have a material adverse effect on our financial condition and results of operations.

Although based on industry practices, VIE contractual arrangements among WFOE, the VIE and its shareholders governed by PRC laws are valid, binding and enforceable, and will not result in any violation of PRC laws or regulations currently in effect, however, there are substantial uncertainties regarding the interpretation and application of current and future PRC laws, regulations and rules. Accordingly, the PRC regulatory authorities may ultimately take a view that is contrary to the accepted industry practices with respect to VIE contractual arrangements. In addition, it is uncertain whether any new PRC laws or regulations relating to VIE structures will be adopted or if adopted, what they would provide. PRC government authorities may deem that foreign ownership is directly or indirectly involved in the VIE’s shareholding structure. If our potential corporate structure and contractual arrangements are deemed by the Ministry of Industry and Information Technology, or MIIT, or the Ministry of Commerce, or MOFCOM, or other regulators having competent authority to be illegal, either in whole or in part, we may lose control of the consolidated VIE and have to modify such structure to comply with regulatory requirements. However, there can be no assurance that we can achieve this without material disruption to the China-based Target’s business. Furthermore, if we consummate a business combination with a China-based Target, and we or the VIE is found to be in violation of any existing or future PRC laws or regulations, or fail to obtain or maintain any of the required permits or approvals, the relevant PRC regulatory authorities would have broad discretion to take action in dealing with such violations or failures, including, without limitation:

•        revoking the business license and/or operating licenses of WFOE or the VIE;

•        discontinuing or placing restrictions or onerous conditions on our operations through any transactions among WFOE, the VIE and its subsidiaries;

•        imposing fines, confiscating the income from WFOE, the VIE or its subsidiaries, or imposing other requirements with which we or the VIE may not be able to comply;

•        placing restrictions on the VIE’s right to collect revenues;

•        requiring us to restructure our ownership structure or operations, including terminating the contractual arrangements with the VIE and deregistering the equity pledges of the VIE, which in turn would affect our ability to consolidate, exercises effective control over the operating activities that most impact the economic performance, bears the risks of, or enjoys the rewards normally associated with ownership of the entity; or

•        taking other regulatory or enforcement actions against us that could be harmful to our business

The imposition of any of these penalties will result in a material and adverse effect on our potential ability to conduct the business. In addition, it is unclear what impact the PRC government actions will have on us and on our ability to consolidate the financial results of the VIE in our consolidated financial statements, if the PRC government authorities were to find our potential corporate structure and contractual arrangements to be in violation of PRC laws and regulations. If the imposition of any of these government actions causes us to lose our right to direct the activities of the VIE or our right to receive substantially all the economic benefits and residual returns from the VIE and we are not able to restructure our ownership structure and operations in a timely and satisfactory manner, we will no longer be able to consolidate the financial results of the VIE in our consolidated financial statements. Either of these results, or any other significant penalties that might be imposed on us in this event, it will have a material adverse effect on our financial condition, results of operations and our securities post business combination may decline in value or be worthless.

The VIE Agreements under a VIE structure may not be as effective as direct ownership in respect of the relationship of the post-combination entity with the VIE, and thus, the post-combination entity may incur substantial costs to enforce the terms of the VIE Agreements, which the post-combination entity may not be able to enforce at all.

The VIE Agreements may not be as effective as direct ownership in respect of the relationship of the post-combination entity with the VIE. For example, the VIE and its shareholders could breach the VIE Agreements by, among other things, failing to conduct their operations in an acceptable manner or taking other actions that are detrimental to the interests of the post-combination entity. If the post-combination entity had direct ownership of the VIE, the post-combination entity would be able to exercise its rights as a shareholder to effect changes in the board of directors of the VIE, which in turn could implement changes, subject to any applicable fiduciary obligations, at the management and operational level. However, under the VIE Agreements, the post-combination entity rely on the performance by the VIE and its shareholders of their obligations under the contracts to consolidate the financial results of the VIE as primary beneficiary. The shareholders of the VIE may not act in the best interests of the post-combination entity or may not perform their obligations under these VIE Agreements. Such risks exist throughout the period in which the post-combination entity intends to consolidate the financial results of the VIE through the VIE Agreements.

If the VIE or its shareholders fail to perform their respective obligations under the VIE Agreements, the post-combination entity may have to incur substantial costs and expend additional resources to enforce such VIE Agreements. For example, if the shareholders of the VIE refuse to transfer their equity interest in the VIE to the post-combination entity or its designee if the post-combination entity exercises the purchase option pursuant to the VIE Agreements, or if they otherwise act in bad faith toward the post-combination entity, then the post-combination entity may have to take legal actions to compel them to perform their contractual obligations. In addition, if any third parties claim any interest in such shareholders’ equity interests in the VIE, the post-combination entity’s ability to foreclose the share pledge according to the VIE Agreements may be impaired. If these or other disputes between the shareholders of the VIE and third parties were to impair the post-combination entity’s relationship with the VIE, the post-combination entity’s ability to consolidate the financial results of the VIE as primary beneficiary would be affected, which would in turn result in a material and adverse effect on the business, operations and financial condition.

Any failure by the VIE or its shareholders to perform their obligations under the VIE Agreements would have a material and adverse effect on the post-combination entity’s business.

The shareholders of the VIE are referred as its nominee shareholders because although they remain the holders of equity interests on record in the VIE, pursuant to the terms of the relevant power of attorney, such shareholders have irrevocably authorized the individual appointed by the WFOE to exercise their rights as a shareholder of the relevant VIE. If the VIE, or its shareholders fail to perform their respective obligations under the VIE Agreements, the post-combination entity may have to incur substantial costs and expend additional resources to enforce such arrangements. The post-combination entity may also have to rely on legal remedies under PRC laws, including seeking specific performance or injunctive relief, and claiming damages, which the post-combination entity cannot assure you will be effective under PRC laws. For example, if the shareholders of the VIE were to refuse to transfer their equity interest in the VIE to the post-combination entity or its designee if the post-combination entity exercises the purchase option pursuant to the VIE Agreements, or if they were otherwise to act in bad faith toward us, then we may have to take legal actions to compel them to perform their contractual obligations.

All of these VIE Agreements may be governed by and interpreted in accordance with PRC law, and disputes arising from these VIE Agreements may be resolved in court or through arbitration in China. Accordingly, these contracts will be interpreted in accordance with PRC laws and any disputes will be resolved in accordance with PRC legal procedures. The legal system in the PRC is not as developed as in some other jurisdictions, such as the United States. As a result, uncertainties in the PRC legal system could limit our ability to enforce these VIE Agreements. See “Proposal No. 3 — The Target Amendment Proposal — Consequences If the Trust Amendment is Approved — Risks Related to Our Possible Business Combination with a China-based Target — Uncertainties with respect to the PRC legal system could adversely affect us.” Meanwhile, there are very few precedents and little formal guidance as to how VIE Agreements in the context of a VIE should be interpreted or enforced under PRC laws. There remain significant uncertainties regarding the ultimate outcome of such arbitration should legal action become necessary. In addition, under PRC laws, rulings by arbitrators are final and parties cannot appeal arbitration results in court unless such rulings are revoked or determined unenforceable by a competent court. If the losing parties fail to carry out the arbitration awards within a prescribed time limit, the prevailing parties may only enforce the arbitration awards in PRC courts through arbitration award recognition proceedings, which would require additional expenses and delay. In the event that the post-combination entity is unable to enforce these VIE Agreements, or if the post-combination entity suffers significant delay or other obstacles in the process of enforcing these VIE Agreements, the post-combination entity may not be able to consolidate the financial results of the VIE in its consolidated financial statements in accordance with U.S. GAAP or IFRS as primary beneficiary for accounting purposes, and the post-combination entity’s ability to conduct its business may be negatively affected.

PRC regulations relating to offshore investment activities by PRC residents may limit the post-combination entity’s ability to inject capital in its Chinese subsidiaries, if any, and Chinese subsidiaries’ ability to change their registered capital or distribute profits to the post-combination entity or otherwise expose the post-combination entity or its PRC resident beneficial owners to liability and penalties under PRC laws.

In July 2014, The State Administration of Foreign Exchange of the PRC, or SAFE, promulgated the Circular on Relevant Issues Concerning Foreign Exchange Control on Domestic Residents’ Offshore Investment and Financing and Roundtrip Investment Through Special Purpose Vehicles, or SAFE Circular 37 to replace the Notice on Relevant Issues Concerning Foreign Exchange Administration for Domestic Residents’ Financing and Roundtrip Investment Through Offshore Special Purpose Vehicles, or SAFE Circular 75, which ceased to be effective upon the promulgation of SAFE Circular 37. SAFE Circular 37 requires PRC residents (including PRC individuals and PRC corporate entities as well as foreign individuals that are deemed as PRC residents for foreign exchange administration purpose) to register with SAFE or its local branches in connection with their direct or indirect offshore investment activities. SAFE Circular 37 is applicable to the shareholders of post-combination entity who are PRC residents and may be applicable to any offshore acquisitions that we make in the future.

Under SAFE Circular 37, PRC residents who make, or have prior to the implementation of SAFE Circular 37 made, direct or indirect investments in offshore special purpose vehicles, or SPVs, must register such investments with SAFE or its local branches. In addition, any PRC resident who is a direct or indirect shareholder of an SPV, must update its filed registration with the local branch of SAFE with respect to that SPV, to reflect any material change. If any PRC shareholder of such SPV fails to make the required registration or to update the previously filed registration, the subsidiary of such SPV in China may be prohibited from distributing its profits or the proceeds from any capital reduction, share transfer or liquidation to the SPV, and the SPV may also be prohibited from making additional capital contributions into its subsidiary in China. On February 13, 2015, SAFE promulgated a Notice on Further Simplifying and Improving Foreign Exchange Administration Policy on Direct Investment, or SAFE Notice 13, which became effective on June 1, 2015. Under SAFE Notice 13, applications for foreign exchange registration of inbound foreign direct investments and outbound overseas direct investments, including those required under SAFE Circular 37, will be filed with qualified banks instead of SAFE or its branches. The qualified banks will directly examine the applications and accept registrations under the supervision of SAFE.

We cannot provide assurance that the post-combination entity’s shareholders that are PRC residents comply with all of the requirements under SAFE Circular 37 or other related rules. Failure or inability of our PRC resident shareholders to comply with the registration procedures set forth in these regulations may subject us to fines and legal sanctions, restrict our cross-border investment activities, limit the ability of our wholly foreign-owned subsidiary in China to distribute dividends and the proceeds from any reduction in capital, share transfer or liquidation to us, and we may also be prohibited from injecting additional capital into the subsidiary. Moreover, we and the post-combination entity may now know the identities of all PRC residents holding direct or indirect interest in the post-combination entity. Any failure or inability by such individuals to comply with the various foreign exchange registration requirements described above could result in liability under PRC law for circumventing applicable foreign exchange restrictions and may subject the post-combination entity to fines or legal sanctions, restrict its cross-border investment activities, and limit any PRC subsidiary’s ability to distribute dividends to us. As a result, the post-combination entity’s business operations and its ability to distribute profits to you could be materially and adversely affected.

Furthermore, as these foreign exchange regulations are still relatively new and their interpretation and implementation have been evolving, it is unclear how these regulations, and any future regulation concerning offshore or cross-border transactions, will be interpreted, amended and implemented by the relevant government authorities. For example, the post-combination entity may be subject to a more stringent review and approval process with respect to the post-combination entity’s foreign exchange activities, such as remittance of dividends and foreign-currency-denominated borrowings, which may adversely affect our financial condition and results of operations. In addition, if we decide to acquire a China-based Target, we cannot assure you that we or the owners of such company, as the case may be, will be able to obtain the necessary approvals or complete the necessary filings and registrations required by the foreign exchange regulations. This may restrict our ability to implement our acquisition strategy and could adversely affect our business and prospects.

Compliance with the PRC Antitrust law may limit our ability to effect our Business Combination.

The PRC Antitrust Law became effective on August 1, 2008. The government authorities in charge of antitrust matters in China are the Antitrust Commission and other antitrust authorities under the State Council. The PRC Antitrust Law regulates (1) monopoly agreements, including decisions or actions in concert that preclude or impede competition, entered into by business operators; (2) abuse of dominant market position by business operators; and (3) concentration of business operators that may have the effect of precluding or impeding competition. To implement the PRC Antitrust Law, in 2008, the State Council formulated the regulations that require filing of concentration of business operators, pursuant to which concentration of business operators refers to (1) merger with other business operators; (2) gaining control over other business operators through acquisition of equity interest or assets of other business operators; and (3) gaining control over other business operators through exerting influence on other business operators through contracts or other means. In 2009, the Ministry of Commerce, to which the Antitrust Commission is affiliated, promulgated the Measures for Filing of Concentration of Business Operators (amended by the Guidelines for Filing of Concentration of Business Operators in 2014), which set forth the criteria of concentration and the requirement of miscellaneous documents for the purpose of filing. The Business Combination we contemplate may be considered the concentration of business operators, and to the extent required by the Antitrust Law and the criteria established by the State Council, we must file with the antitrust authority under the PRC State Council prior to conducting the contemplated Business Combination. If the antitrust authority decides not to further investigate whether the contemplated Business Combination has the effect of precluding or impeding competition or fails to make a decision within 30 days from receipt of relevant materials, we may proceed to consummate the contemplated Business Combination. If antitrust authority decides to prohibit the contemplated Business Combination after further investigation, we must terminate such Business Combination and would then be forced to either attempt to complete a new Business Combination or we would be required to return any amounts which were held in the trust account to our shareholders. When we evaluate a potential Business Combination, we will consider the need to comply with the Antitrust Law and other relevant regulations which may limit our ability to effect an acquisition or may result in our modifying or not pursuing a particular transaction. The approval process may take a period longer than we expect before we enter into a definitive agreement with a target company, we may be unable to complete a Business Combination by the Termination Date.

Exchange controls that exist in the PRC may restrict or prevent us from using the proceeds of the IPO to acquire a China-based Target and limit our ability to utilize our cash flow effectively following our Business Combination.

SAFE promulgated the Notice of the State Administration of Foreign Exchange on Reforming the Administration of Foreign Exchange Settlement of Capital of Foreign-invested Enterprises, or Circular 19, effective on June 1, 2015, in replacement of the Circular on the Relevant Operating Issues Concerning the Improvement of the Administration of the Payment and Settlement of Foreign Currency Capital of Foreign-Invested Enterprises, or SAFE Circular 142, the Notice from the State Administration of Foreign Exchange on Relevant Issues Concerning Strengthening the Administration of Foreign Exchange Businesses, or Circular 59, and the Circular on Further Clarification and Regulation of the Issues Concerning the Administration of Certain Capital Account Foreign Exchange Businesses, or Circular 45. According to Circular 19, the flow and use of the RMB capital converted from foreign currency-denominated registered capital of a foreign-invested company is regulated such that RMB capital may not be used for the issuance of RMB entrusted loans, the repayment of inter-enterprise loans or the repayment of banks loans that have been transferred to a third party. Although Circular 19 allows RMB capital converted from foreign currency-denominated registered capital of a foreign-invested enterprise to be used for equity investments within the PRC, it also reiterates the principle that RMB converted from the foreign currency-denominated capital of a foreign-invested company may not be directly or indirectly used for purposes beyond its business scope. Thus, it is unclear whether SAFE will permit such capital to be used for equity investments in the PRC in actual practice. SAFE promulgated the Notice of the State Administration of Foreign Exchange on Reforming and Standardizing the Foreign Exchange Settlement Management Policy of Capital Account, or Circular 16, effective on June 9, 2016, which reiterates some of the rules set forth in Circular 19, but changes the prohibition against using RMB capital converted from foreign currency-denominated registered capital of a foreign-invested company to issue RMB entrusted loans to a prohibition against using such capital to issue loans to non-associated enterprises. Violations of SAFE Circular 19 and Circular 16 could result in administrative penalties.

As such, Circular 19 and Circular 16 may significantly limit our ability to transfer the proceeds of the IPO to a China-based Target and the use of such proceeds by a China-based Target.

In addition, following our Business Combination with a China-based Target, we will be subject to the PRC’s rules and regulations on currency conversion. In the PRC, the SAFE regulates the conversion of the Renminbi into foreign currencies. Currently, FIEs are required to apply to the SAFE for “Foreign Exchange Registration Certificates for FIEs.” Following our Business Combination, we will likely be an FIE as a result of our ownership structure. With such registration certificates, which need to be renewed annually, FIEs are allowed to open foreign currency accounts including a “basic account” and “capital account.” Currency conversion within the scope of the “basic account,” such as remittance of foreign currencies for payment of dividends, can be effected without requiring the approval of the SAFE. However, conversion of currency in the “capital account,” including capital items such as direct investment, loans and securities, still require approval of the SAFE.

We cannot assure you the PRC regulatory authorities will not impose further restrictions on the convertibility of the Renminbi. Any future restrictions on currency exchanges may limit our ability to use the proceeds of the IPO in a Business Combination with a China-based Target and the use of our cash flow for the distribution of dividends to our stockholders or to fund operations we may have outside of the PRC. However, the funds held in our trust account are not held in China, they are held in U.S. dollars in the United States with Continental Stock Transfer & Trust Company and therefore, we believe that stockholder redemption rights would not be impacted.

Our Business Combination may be subject to national security review by the PRC government and we may have to spend additional resources and incur additional time delays to complete any such Business Combination or be prevented from pursuing certain investment opportunities.

On February 3, 2011, the PRC government issued a Notice Concerning the Establishment of Security Review Procedure on Mergers and Acquisitions of Domestic Enterprises by Foreign Investors, or Security Review Regulations, which became effective on March 5, 2011. The Security Review Regulations cover acquisitions by foreign investors of a broad range of PRC enterprises if such acquisitions could result in de facto control by foreign investors and the enterprises are relating to military, national defense, important agriculture products, important energy and natural resources, important infrastructures, important transportation services, key technologies and important equipment manufacturing. The scope of the review includes whether the acquisition will impact the national security, economic and social stability, and the research and development capabilities on key national security related technologies. Foreign investors should submit a security review application to the Department of Commerce for its initial review for contemplated acquisition. If the acquisition is considered to be within the scope of the Security Review Regulations, the Department of Commerce will transfer the application to a joint security review committee within five business days for further review. The joint security review committee, consisting of members from various PRC government agencies, will conduct a general review and seek comments from relevant government agencies. The joint security review committee may initiate a further special review and request the termination or restructuring of the contemplated acquisition if it determines that the acquisition will result in significant national security issue.

The Security Review Regulations will potentially subject a large number of mergers and acquisitions transactions by foreign investors in China to an additional layer of regulatory review. Currently, there is significant uncertainty as to the implication of the Security Review Regulations. Neither the Department of Commerce nor other PRC government agencies have issued any detailed rules for the implementation of the Security Review Regulations. If, for example, our potential Business Combination is with a China-based Target in any of the sensitive sectors identified above, the transaction will be subject to the Security Review Regulations, and we may have to spend additional resources and incur additional time delays to complete any such acquisition. There is no guarantee that we can receive such approval in a timely manner, and we may also be prevented from pursuing certain investment opportunities if the PRC government considers that the potential investments will result in a significant national security issue. If obtained, the approval process may take a period longer than we expect before we enter into a definitive agreement with a target company, we may be unable to complete a Business Combination by the Termination Date.

Our Business Combination may be subject to a variety of PRC laws and other obligations regarding cybersecurity and data protection and we may have to spend additional resources and incur additional time delays to complete any such Business Combination or be prevented from pursuing certain investment opportunities.

Our Business Combination may be subject to PRC laws relating to the collection, use, sharing, retention, security, and transfer of confidential and private information, such as personal information and other data. These laws continue to develop, and the PRC government may adopt other rules and restrictions in the future. Non-compliance could result in penalties or other significant legal liabilities.

Pursuant to the PRC Cybersecurity Law, which was promulgated by the Standing Committee of the National People’s Congress on November 7, 2016 and took effect on June 1, 2017, personal information and important data collected and generated by a critical information infrastructure operator in the course of its operations in China must be stored in China, and if a critical information infrastructure operator purchases internet products and services that affect or may affect national security, it should be subject to cybersecurity review by the CAC. Due to the lack of further interpretations, the exact scope of “critical information infrastructure operator” remains unclear.

On June 10, 2021, the Standing Committee of the PRC National People’s Congress, or SCNPC, promulgated the PRC Data Security Law, which took effect in September 2021. The PRC Data Security Law imposes data security and privacy obligations on entities and individuals carrying out data activities, and introduces a data classification and hierarchical protection system based on the importance of data in economic and social development, and the degree of harm it will cause to national security, public interests, or legitimate rights and interests of individuals or organizations when such data is tampered with, destroyed, leaked, illegally acquired or used. The PRC Data Security Law also provides for a national security review procedure for data activities that may affect national security and imposes export restrictions on certain data and information. On August 20, 2021, the SCNPC adopted the Personal Information Protection Law, which came into force as of November 1, 2021. The Personal Information Protection Law includes the basic rules for personal information processing, the rules for cross-border provision of personal information, the rights of individuals in personal information processing activities, the obligations of personal information processors, and the legal responsibilities for illegal collection, processing, and use of personal information.

Recently, the General Office of the Central Committee of the Communist Party of China and the General Office of the State Council jointly issued the Opinions on Severe and Lawful Crackdown on Illegal Securities Activities, which was available to the public on July 6, 2021. These opinions emphasized the need to strengthen the administration over illegal securities activities and the supervision on overseas listings by China-based companies. These opinions proposed to take effective measures, such as promoting the construction of relevant regulatory systems, to deal with the risks and incidents facing China-based overseas-listed companies and the demand for cybersecurity and data privacy protection. On December 28, 2021, the CAC, jointly with 12 departments under the State Council, promulgated the Measures for Cybersecurity Review, which became effective on February 15, 2022. According to the Measures for Cybersecurity Review, operators of critical information infrastructure purchasing network products and services, and data processors carrying out data processing activities that affect or may affect national security, shall conduct cyber security review. An operator, including operators of critical information infrastructure and data processors, who controls more than 1 million users’ personal information must report to the Cyber Security Review Office for a cybersecurity review if it intends to be listed in a foreign country.

Certain internet platforms in China have been reportedly subject to heightened regulatory scrutiny in relation to cybersecurity matters. As of the date of this proxy statement, we have not been informed by any PRC governmental authority of any requirement that we file for a cybersecurity review. As a result, it will not affect our process of searching for a business combination target until further certainty in the interpretation and enforcement of relevant PRC cybersecurity laws and regulations. However, if we or the post-combination entity following a Business Combination are deemed to be a critical information infrastructure operator or a company that is engaged in data processing and holds personal information of more than one million users, we could be subject to PRC cybersecurity review.

If, for example, our potential Business Combination is with a China-based Target and if the enacted version of the draft Measures for Cybersecurity Review mandates clearance of cybersecurity review and other specific actions to be completed by the target business, we may face uncertainties as to whether such clearance can be timely obtained, or at all, and incur additional time delays to complete any such acquisition. Cybersecurity review could also result in negative publicity with respect to our Business Combination and diversion of our managerial and financial resources. There is no guarantee that we can receive such approval in a timely manner, and we may also be prevented from pursuing certain investment opportunities if the PRC government considers that the potential investments will result in a significant national security issue. These rules could result in us not being able to acquire a potential target in the PRC, or our using time and working capital to pursue a transaction that cannot be completed because of the actions of regulators. As uncertainties remain regarding the interpretation and implementation of these laws and regulations, we cannot assure you that we or the combined company following a Business Combination will comply with such regulations in all respects and we or the combined company following a Business Combination may be ordered to rectify or terminate any actions that are deemed illegal by regulatory authorities. If obtained, the approval process may take a period longer than we expect before we enter into a definitive agreement with a target company, we may be unable to complete a Business Combination by the Termination Date. We or the combined company following a Business Combination may also become subject to fines and/or other sanctions which may have material adverse effect on our business, operations and financial condition.

In light of recent events indicating greater oversight by the CAC over data security, particularly for companies seeking to list on a foreign exchange, companies with more than one million users’ personal information in China, especially some internet and technology companies, may not be willing to list on a U.S. exchange or enter into a definitive business combination agreement with us.

Companies in China are subject to various risks and costs associated with the collection, use, sharing, retention, security, and transfer of confidential and private information, such as personal information and other data. This data is wide ranging and relates to our investors, employees, contractors and other counterparties and third parties. If we decide to initiate a Business Combination with a company in China, our compliance obligations include those relating to the relevant PRC laws in this regard. These PRC laws apply not only to third-party transactions, but also to transfers of information between a holding company and its subsidiaries. These laws continue to develop, and the PRC government may adopt other rules and restrictions in the future. Non-compliance could result in penalties or other significant legal liabilities.

Pursuant to the PRC Cybersecurity Law, which was promulgated by the Standing Committee of the National People’s Congress on November 7, 2016 and took effect on June 1, 2017, personal information and important data collected and generated by a critical information infrastructure operator in the course of its operations in China must be stored in China, and if a critical information infrastructure operator purchases internet products and services that affect or may affect national security, it should be subject to cybersecurity review by the CAC. Due to the lack of further interpretations, the exact scope of “critical information infrastructure operator” remains unclear. On July 10, 2021, the CAC publicly issued the Measures for Cybersecurity Censorship (Revised Draft for Comments) aiming to, upon its enactment, replace the existing Measures for Cybersecurity Censorship. The draft measures extend the scope of cybersecurity reviews to data processing operators engaging in data processing activities that affect or may affect national security, including listing in a foreign country. The draft measures require a company holding more than one million personal information to submit its initial public offering materials prepared for submission for cybersecurity review before listing on a foreign exchange. On December 28, 2021, the CAC, jointly with 12 departments under the State Council, promulgated the Measures for Cybersecurity Review, which became effective on February 15, 2022. According to the Measures for Cybersecurity Review, operators of critical information infrastructure purchasing network products and services, and data processors carrying out data processing activities that affect or may affect national security, shall conduct cyber security review. An operator, including operators of critical information infrastructure and data processors, who controls more than 1 million users’ personal information must report to the Cyber Security Review Office for a cybersecurity review if it intends to be listed in a foreign country.

It is unclear whether the Measures for Cybersecurity Review will apply to a company planning to list on a U.S. exchange by business combination with a special purpose acquisition corporation like us. If cybersecurity review applies to our Business Combination with a company holding more than one million personal information in China, we cannot guarantee that we will receive such approval in a timely manner.

Furthermore, if we were found to be in violation of applicable laws and regulations in China during such review, we could be subject to administrative penalties, such as warnings, fines, or service suspension. Therefore, cybersecurity review could materially and adversely affect our business, financial condition, and results of operations.

In addition, the PRC Data Security Law, which was promulgated by the Standing Committee of the National People’s Congress on June 10, 2021 and takes effect on September 1, 2021, requires data collection to be conducted in a legitimate and proper manner, and stipulates that, for the purpose of data protection, data processing activities must be conducted based on data classification and hierarchical protection system for data security. After the Data Security Law takes effect, if the post-combination entity’s data processing activities were found to be not in compliance with this law, our post-combination entity could be ordered to make corrections, and under certain serious circumstances, such as severe data divulgence, we and the post-combination entity could be subject to penalties, including the revocation of our business licenses or other permits. As a result, we and the post-combination entity may be required to suspend our relevant businesses, shut down our website, take down our operating applications, or face other penalties, which may materially and adversely affect our business, financial condition, and results of operations.

The PRC government may exercise significant oversight and discretion over the conduct of the post-combination entity’s business and may intervene in or influence its operations at any time, which could result in a material change in its operations and/or the value of our securities. We are also currently not required to obtain approval from Chinese authorities to list on U.S. exchanges, however, if the China-based Target and the VIE were required to obtain approval in the future and were denied permission from Chinese authorities to list on U.S. exchanges, we will not be able to continue listing on a U.S. exchange, which would materially affect the interest of our investors.

If the Target Amendment Proposal is approved, there is no restriction in the geographic location of targets that we can pursue and we may pursue a Business Combination with a company doing business in China (excluding any target company whose financial statements are audited by an accounting firm that PCAOB is unable to inspect for two consecutive years beginning in 2021 and any target company that consolidates financial results of PRC operating entities through a VIE structure in the PRC instead of direct holdings) and we may pursue a Business Combination with a China-based Target which might require a VIE structure. We currently do not have any RPC subsidiary or China operation and our management are located outside China. Notwithstanding the foregoing, the PRC government has exercised and continues to exercise substantial control over virtually every sector of the Chinese economy through regulation and state ownership. Our post-combination entity’s ability to operate in China may be harmed by changes in its laws and regulations, including those relating to taxation, environmental regulations, land use rights, property and other matters. The central or local governments of these jurisdictions may impose new, stricter regulations or interpretations of existing regulations that would require additional expenditures and efforts on our part to ensure our compliance with such regulations or interpretations. Accordingly, government actions in the future, including any decision not to continue to support recent economic reforms and to return to a more centrally planned economy or regional or local variations in the implementation of economic policies, could have a significant effect on economic conditions in China or particular regions thereof, and could require us to divest ourselves of any interest we then hold in Chinese properties.

For example, the Chinese cybersecurity regulator announced on July 2, 2021, that it had begun an investigation of Didi Global Inc. (NYSE: DIDI) and two days later ordered that the company’s app be removed from smartphone app stores. On July 24, 2021, the General Office of the Communist Party of China Central Committee and the General Office of the State Council jointly released the Guidelines for Further Easing the Burden of Excessive Homework and Off-campus Tutoring for Students at the Stage of Compulsory Education, pursuant to which foreign investment in such firms via mergers and acquisitions, franchise development, and variable interest entities are banned from this sector.

As such, the post-combination entity’s business segments may be subject to various government and regulatory interference in the provinces in which they operate at any time. The post-combination entity could be subject to regulation by various political and regulatory entities, including various local and municipal agencies and government sub-divisions. We and our post-combination entity may incur increased costs necessary to comply with existing and newly adopted laws and regulations or penalties for any failure to comply, and such compliance or any associated inquiries or investigations or any other government actions may:

•        delay or impede the post-combination entity’s development;

•        result in negative publicity or increase the post-combination entity’s operating costs;

•        require significant management time and attention; and

•        subject the post-combination entity to remedies, administrative penalties and even criminal liabilities that may harm the post-combination entity’s business, including fines assessed for its current or historical operations or demands or orders that it modifies or even cease its business practices.

As we do not have any operations in China, given that (a) the CSRC, currently has not issued any definitive rule or interpretation concerning our operations being subject to the M&A Rules; and (b) our company is a blank check company incorporated in Delaware rather than in China and currently our company does not own or control any equity interest in any PRC company or operate any business in China, we believe that we are not required to obtain any licenses or approvals, under applicable PRC laws and regulations, for our operation and while seeking a target for the Business Combination. Further, according to the Measures for Cybersecurity Review, which was promulgated on December 28, 2021 and became effective on February 15, 2022, online platform operators holding more than one million users/users’ individual information shall be subject to cybersecurity review before listing abroad. As we are a blank check company and are not involved in the collection of personal data of at least 1 million users or implicate cybersecurity, we do not believe that we are a “network platform operator(s)”, or subject to the cybersecurity review of the CAC.

However, applicable PRC laws, regulations, or interpretations may change, and the relevant PRC government agencies could reach a different conclusion. If the PRC government initiates an investigations into us or the post-combination entity at any time alleging us violation of cybersecurity laws, anti-monopoly laws, and securities offering rules in China in connection future business combination, we may have to spend additional resources and incur additional time delays to comply with the applicable rules, and our business will be affected materially and any such action could cause the value of our securities to significantly decline or be worthless. There is also possibility that we may not be able to obtain or maintain such approval or that we inadvertently concluded that such approval was not required. If prior approval was required while we inadvertently concluded that such approval was not required or if applicable laws and regulations or the interpretation of such were modified to require us to obtain the approval in the future, we may face regulatory actions or other sanctions from relevant Chinese regulatory authorities. Further, the promulgation of new laws or regulations, or the new interpretation of existing laws and regulations, in each case that restrict or otherwise may unfavorably impact the ability or way the post-combination entity may conduct its business and could require it to change certain aspects of its business to ensure compliance, which could decrease demand for its products or services, reduce revenues, increase costs, require us to obtain more licenses, permits, approvals or certificates, or subject it to additional liabilities. As such, the post-combination entity’s operations could be adversely affected, directly or indirectly, by existing or future PRC laws and regulations relating to its business or industry, which could result in a material and adverse change in operations, and may cause the value of our or the post-combination entity’s securities significantly decline, or potentially rendering it worthless. As a result, both you and us face uncertainty about future actions by the PRC government that could significantly affect and may completely hinder our ability to offer or continue to offer securities to investors and cause the value of our or the post-combination entity’s securities to significantly decline or be worthless.

PRC laws and regulations governing our post-combination entity’s business operations are sometimes vague and uncertain and any changes in such laws and regulations may impair our ability to operate profitably.

There are substantial uncertainties regarding the interpretation and application of PRC laws and regulations including, but not limited to, the laws and regulations governing our business and the enforcement and performance of our arrangements with customers in certain circumstances. The laws and regulations are sometimes vague and may be subject to future changes, and their official interpretation and enforcement may involve substantial uncertainty. The effectiveness and interpretation of newly enacted laws or regulations, including amendments to existing laws and regulations, may be delayed, and our business may be affected if we rely on laws and regulations which are subsequently adopted or interpreted in a manner different from our understanding of these laws and regulations. New laws and regulations that affect existing and proposed future businesses may also be applied retroactively. We cannot predict what effect the interpretation of existing or new PRC laws or regulations may have on our post-combination entity’s business.

The PRC legal system is a civil law system based on written statutes. Unlike the common law system, prior court decisions under the civil law system may be cited for reference but have limited precedential value. Since these laws and regulations are relatively new and the PRC legal system continues to rapidly evolve, the interpretations of many laws, regulations and rules are not always uniform and the enforcement of these laws, regulations and rules involves uncertainties.

In 1979, the PRC government began to promulgate a comprehensive system of laws and regulations governing economic matters in general. The overall effect of legislation over the past three decades has significantly enhanced the protections afforded to various forms of foreign investments in China. However, China has not developed a fully integrated legal system, and recently enacted laws and regulations may not sufficiently cover all aspects of economic activities in China. In particular, the interpretation and enforcement of these laws and regulations involve uncertainties. Since PRC administrative and court authorities have significant discretion in interpreting and implementing statutory provisions and contractual terms, it may be difficult to evaluate the outcome of administrative and court proceedings and the level of legal protection we enjoy. These uncertainties may affect our judgment on the relevance of legal requirements and our ability to enforce our contractual rights or tort claims. In addition, the regulatory uncertainties may be exploited through unmerited or frivolous legal actions or threats in attempts to extract payments or benefits from us.

Furthermore, the PRC legal system is based in part on government policies and internal rules, some of which are not published on a timely basis or at all and may have retroactive effect. As a result, we may not be aware of our violation of any of these policies and rules until sometime after the violation. In addition, any administrative and court proceedings in China may be protracted, resulting in substantial costs and diversion of resources and management attention.

From time to time, our post-combination entity may have to resort to administrative and court proceedings to enforce our legal rights. However, since PRC administrative and court authorities have significant discretion in interpreting and implementing statutory and contractual terms, it may be more difficult to evaluate the outcome of administrative and court proceedings and the level of legal protection our post-combination entity enjoys than in more developed legal systems. Furthermore, the PRC legal system is based in part on government policies and internal rules (some of which are not published in a timely manner or at all) that may have retroactive effect. As a result, we and our post-combination entity may not be aware of our violation of these policies and rules until sometime after the violation. Such uncertainties, including uncertainty over the scope and effect of our contractual, property (including intellectual property) and procedural rights, and any failure to respond to changes in the regulatory environment in China could materially and adversely affect our business and impede our post-combination entity’s ability to continue its operations.

Changes in the policies, regulations, rules, and the enforcement of laws of the PRC government may be quick with little advance notice and could have a significant impact upon our ability to operate in the PRC.

Our post-combination entity may conduct most of its operations and generate most of its revenue in the PRC. Accordingly, economic, political and legal developments in the PRC will significantly affect our post-combination entity’s business, financial condition, results of operations and prospects. Policies, regulations, rules, and the enforcement of laws of the PRC government can have significant effects on economic conditions in the PRC and the ability of businesses to operate profitably. Our post-combination entity’s ability to operate profitably in the PRC may be adversely affected by changes in policies by the PRC government, including changes in laws, regulations or their interpretation, particularly those dealing with the Internet, including censorship and other restriction on material which can be transmitted over the Internet, security, intellectual property, money laundering, taxation and other laws that affect our post-combination entity’s ability to operate its business.

Any actions by the PRC government to exert more oversight and control over offerings (including businesses whose primary operations are in Hong Kong) that are conducted overseas and/or foreign investments in PRC-based issuers could significantly limit or completely hinder our ability to offer or continue to offer securities to investors and cause the value of our securities to significantly decline or be worthless.

The PRC government may intervene or influence the China-based Target’s business operations at any time or may exert more control over offerings conducted overseas and/or foreign investment in China based issuers, which could result in a material change in the China-based Target’s business operations post Business Combination and/or the value of our securities. Additionally, the governmental and regulatory interference could significantly limit or completely hinder our ability to offer or continue to offer securities to investors post Business Combination and cause the value of such securities to significantly decline or be worthless.

Statements by the PRC government in 2021 have indicated an intent to exert more oversight and control over offerings that are conducted overseas and/or foreign investments in China-based issuers. The PRC has proposed new rules in 2021 that would require companies collecting or holding large amounts of data to undergo a cybersecurity review prior to listing in foreign countries, a move that would significantly tighten oversight over China based internet giants. On November 14, 2021, the CAC has publicly solicited opinion on the Regulation on Network Data Security Management (Consultation Draft), which stipulates that data processor that undertakes data processing activities using Internet networks within China shall apply for the cybersecurity review if it conducts data processing activities that will or may have an impact on the national security. The review is mandatory if the data processor controls more than 1 million users’ personal information and intends to be listed in a foreign country, or if the data processor that will or may impact the national security seeks to be listed in Hong Kong. As of the date of this proxy statement, the Draft Regulation on Network Data Security Management has not been formally adopted. On December 28, 2021, the CAC, jointly with 12 departments under the State Council, promulgated the Measures for Cybersecurity Review, which became effective on February 15, 2022. According to the Measures for Cybersecurity Review, operators of critical information infrastructure purchasing network products and services, and data processors carrying out data processing activities that affect or may affect national security, shall conduct cyber security review. An operator, including operators of critical information infrastructure and data processors, who controls more than 1 million users’ personal information must report to the Cyber Security Review Office for a cybersecurity review if it intends to be listed in a foreign country.

If the Target Amendment Proposal is approved, we may pursue a Business Combination with a China-based Target. Therefore, it is uncertain whether such China-based Target will be involved in the collection of user data, implicate cybersecurity, or involve any other type of restricted industry. Based on our understanding of currently applicable PRC laws and regulations, our registered public offering in the U.S. is not subject to the review or prior approval of the CAC or the CSRC. Uncertainties still exist, however, due to the possibility that laws, regulations, or policies in the PRC could change rapidly in the future. Any future action by the PRC government expanding the categories of industries and companies whose foreign securities offerings are subject to review by the CSRC or the CAC could significantly limit or completely hinder our ability to offer or continue to offer securities to investors and could cause the value of such securities to significantly decline or be worthless. In addition, if we were to attempt to complete a business combination with a company that was subject to CAC or CSRC regulations, the CAC or CSRC could not provide approval for the transaction and prevent us from completing a Business Combination, which would result in our expending significant costs without being able to complete a Business Combination.

China Securities Regulatory Commission and other PRC government agencies may exert more oversight and control over offerings that are conducted overseas and foreign investment in China-based issuers. If we seek to enter into a Business Combination with a China-based Target, additional compliance procedures may be required in connection with future offerings of our securities and our business combination process, and, if required, we cannot predict whether we will be able to obtain such approval. As a result, both you and us face uncertainty about future actions by the PRC government that could significantly affect our ability to offer or continue to offer securities to investors and cause the value of our securities to significantly decline or be worthless.

On July 6, 2021, the General Office of the Communist Party of China Central Committee and the General Office of the State Council jointly issued a document to crack down on illegal activities in the securities market and promote the high-quality development of the capital markets, which, among other things, requires the relevant governmental authorities to strengthen cross-border oversight of law-enforcement and judicial cooperation, to enhance supervision over China-based companies listed overseas, and to establish and improve the system of extraterritorial application of the PRC securities laws. Uncertainties still exist in relation to how soon legislative or administrative regulation making bodies will respond and what existing or new laws or regulations or detailed implementations and interpretations will be modified or promulgated, if any, and the potential impact such modified or new laws and regulations will have on our future business combination with a company with major operation in China. In addition, given recent statements by the Chinese government indicating an intent to exert more oversight and control over offerings that are conducted overseas and/or foreign investment in China-based issuers, the CSRC and other PRC government agencies may exert more oversight and control over offerings that are conducted overseas and foreign investment in China-based issuers. Additional compliance procedures may be required in connection with our operations and our business combination process, and, if required, we cannot predict whether we will be able to obtain such approval. As a result, both you and us face uncertainty about future actions by the PRC government that could significantly affect our ability to operate, effect an initial business combination and may cause the value of our securities to significantly decline or be worthless.

We believe that the approval of the China Securities Regulatory Commission is not required

As a blank check company incorporated in Delaware rather than in China and currently our company does not own or control any equity interest in any PRC company or operate any business in China, we did not generate any revenue or profit nor have any asset in China or from any operation in China as documented in our audited consolidated financial statements for the fiscal year ended in March 31, 2024. As a result, we believe that we do not meet the criteria of a domestic company in the PRC as set forth in New Administrative Rules Regarding Overseas Listings. In addition, as we are a blank check company and are not involved in the collection of personal data of at least 1 million users or implicate cybersecurity, we do not believe that we are a “network platform operator(s)”, or subject to the cybersecurity review of the CAC, nor subject to Confidentiality and Archives Administration Provisions for the offering.

Notwithstanding the above, since the New Administrative Rules Regarding Overseas Listings and the Confidentiality and Archives Administration Provisions are newly promulgated, and the interpretation and implementation thereof involves uncertainties. If it is determined in the future that the approval of the CSRC, the CAC or any other regulatory authority is required, we may face sanctions by the CSRC, the CAC or other PRC regulatory agencies, or these regulatory agencies may take other actions that could have a material adverse effect on our business as well as the trading price of our securities. In addition, if the CSRC, the CAC or other regulatory PRC agencies later promulgate new rules requiring that we obtain their approvals for the offering, we may be unable to obtain a waiver of such approval requirements, if and when procedures are established to obtain such a waiver. These governmental authorities may delay a potential Business Combination, impose fines and penalties, limit our operations in China, or take other actions that could result in our inability to consummate a Business Combination with a China-based Target, or materially adversely affect our business, financial condition, results of operations, reputation and prospects, as well as the trading price of our securities or the continued listing on a U.S. exchange. Any changes in PRC law, regulations, or interpretations may severely affect our operations and searching for a target to consummate a Business Combination. The use of the term “operate” and “operations” includes the process of searching for a target business and conducting related activities. To that extent, we may not be able to conduct the process of searching of a potential target company in China.

If we decide to consummate our Business Combination with a China-based Target through its subsidiaries and VIEs, as applicable, we might be subject to relevant requirements to obtain applicable licenses from PRC governmental authorities under relevant PRC laws and regulations.

In the event we successfully consummated Business Combination with a China-based Target, we will be subject to restrictions on dividend payments following consummation of our Business Combination.

After we consummate our Business Combination, we may rely on dividends and other distributions from our operating company to provide us with cash flow and to meet our other obligations. Current regulations in China would permit our operating company in China to pay dividends to us only out of its accumulated distributable profits, if any, determined in accordance with Chinese accounting standards and regulations. In addition, the post-combination entity’s operating company in China will be required to set aside at least 10% (up to an aggregate amount equal to half of its registered capital) of its accumulated profits each year. Such cash reserve may not be distributed as cash dividends. In addition, if the post-combination entity’s operating company in China incurs debt on its own behalf in the future, the instruments governing the debt may restrict its ability to pay dividends or make other payments to us.

If we make equity compensation grants to persons who are PRC citizens, they may be required to register with the SAFE. We may also face regulatory uncertainties that could restrict our ability to adopt equity compensation plans for our directors and employees and other parties under PRC laws.

On April 6, 2007, SAFE issued the “Operating Procedures for Administration of Domestic Individuals Participating in the Employee Stock Ownership Plan or Stock Option Plan of An Overseas Listed Company, also known as “Circular 78.” It is not clear whether Circular 78 covers all forms of equity compensation plans or only those which provide for the granting of shares options. For any plans which are so covered and are adopted by a non-PRC listed company, such as our company, after April 6, 2007, Circular 78 requires all participants who are PRC citizens to register with and obtain approvals from SAFE prior to their participation in the plan. In addition, Circular 78 also requires PRC citizens to register with SAFE and make the necessary applications and filings if they participated in an overseas listed company’s covered equity compensation plan prior to April 6, 2007. We believe that the registration and approval requirements contemplated in Circular 78 will be burdensome and time consuming.

Upon consummation of Business Combination with a China-based Target, we may adopt an equity incentive plan and make shares option grants under the plan to our officers, directors and employees, whom may be PRC citizens and be required to register with SAFE. If it is determined that any of our equity compensation plans are subject to Circular 78, failure to comply with such provisions may subject us and participants of our equity incentive plan who are PRC citizens to fines and legal sanctions and prevent us from being able to grant equity compensation to our PRC employees. In that case, our ability to compensate our employees and directors through equity compensation would be hindered and our business operations may be adversely affected.

Enhanced scrutiny over acquisition transactions by the PRC tax authorities may have a negative impact on potential acquisitions we may pursue in the future.

The PRC tax authorities have enhanced their scrutiny over the direct or indirect transfer of certain taxable assets, including, in particular, equity interests in a PRC resident enterprise, by a non-resident enterprise by promulgating and implementing SAT Circular 59 and Circular 698, which became effective in January 2008, and a Circular 7 in replacement of some of the existing rules in Circular 698, which became effective in February 2015.

Under Circular 698, where a non-resident enterprise conducts an “indirect transfer” by transferring the equity interests of a PRC “resident enterprise” indirectly by disposing of the equity interests of an overseas holding company, the non-resident enterprise, being the transferor, may be subject to PRC corporate income tax, if the indirect transfer is considered to be an abusive use of company structure without reasonable commercial purposes. As a result, gains derived from such indirect transfer may be subject to PRC tax at a rate of up to 10%. Circular 698 also provides that, where a non-PRC resident enterprise transfers its equity interests in a PRC resident enterprise to its related parties at a price lower than the fair market value, the relevant tax authority has the power to make a reasonable adjustment to the taxable income of the transaction.

In February 2015, the SAT issued Circular 7 to replace the rules relating to indirect transfers in Circular 698. Circular 7 has introduced a new tax regime that is significantly different from that under Circular 698. Circular 7 extends its tax jurisdiction to not only indirect transfers set forth under Circular 698 but also transactions involving transfer of other taxable assets, through the offshore transfer of a foreign intermediate holding company. In addition, Circular 7 provides clearer criteria than Circular 698 on how to assess reasonable commercial purposes and has introduced safe harbors for internal group restructurings and the purchase and sale of equity through a public securities market. Circular 7 also brings challenges to both the foreign transferor and transferee (or other person who is obligated to pay for the transfer) of the taxable assets. Where a non-resident enterprise conducts an “indirect transfer” by transferring the taxable assets indirectly by disposing of the equity interests of an overseas holding company, the non-resident enterprise being the transferor, or the transferee, or the PRC entity which directly owned the taxable assets may report to the relevant tax authority such indirect transfer. Using a “substance over form” principle, the PRC tax authority may disregard the existence of the overseas holding company if it lacks a reasonable commercial purpose and was established for the purpose of reducing, avoiding or deferring PRC tax. As a result, gains derived from such indirect transfer may be subject to PRC corporate income tax, and the transferee or other person who is obligated to pay for the transfer is obligated to withhold the applicable taxes, currently at a rate of 10% for the transfer of equity interests in a PRC resident enterprise.

We may face uncertainties on the reporting and consequences on future private equity financing transactions, share exchange or other transactions involving the transfer of shares in our company by investors that are non-PRC resident enterprises. The PRC tax authorities may pursue such non-resident enterprises with respect to a filing or the transferees with respect to withholding obligation, and request our PRC subsidiaries to assist in the filing. As a result, we and non-resident enterprises in such transactions may become at risk of being subject to filing obligations or being taxed, under Circular 59 or Circular 698 and Circular 7, and may be required to expend valuable resources to comply with Circular 59, Circular 698 and Circular 7 or to establish that we and our non-resident enterprises should not be taxed under these circulars, which may have a material adverse effect on our financial condition and results of operations.

The PRC tax authorities have the discretion under SAT Circular 59, Circular 698 and Circular 7 to make adjustments to the taxable capital gains based on the difference between the fair value of the taxable assets transferred and the cost of investment. If we are considered a non-resident enterprise under the PRC corporate income tax law and if the PRC tax authorities make adjustments to the taxable income of the transactions under SAT Circular 59 or Circular 698 and Circular 7, our income tax costs associated with such potential acquisitions will be increased, which may have an adverse effect on our financial condition and results of operations.

China’s economic, political and social conditions, as well as changes in any government policies, laws and regulations, could have a material adverse effect on our business or Business Combination.

If we effect our Business Combination with a China-based Target, a substantial portion of our operations may be conducted in China, and a significant portion of our net revenues may be derived from customers where the contracting entity is located in China. Accordingly, our business, financial condition, results of operations, prospects and any potential Business Combination and certain transactions we may undertake may be subject, to a significant extent, to economic, political and legal developments in China. For example, changes in the cybersecurity regulations in China that would require certain Chinese technology firms to undergo a cybersecurity review before being allowed to list on foreign exchanges, this may have the effect of further narrowing the list of potential businesses in China’s consumer, technology and mobility sectors that we intend to focus on for our Business Combination or the ability of the combined entity to list in the United States.

China’s economy differs from the economies of most developed countries in many respects, including the amount of government involvement, level of development, growth rate, control of foreign exchange and allocation of resources. While the PRC economy has experienced significant growth in the past two to three decades, growth has been uneven, both geographically and among various sectors of the economy. Demand for target services and products depends, in large part, on economic conditions in China. Any slowdown in China’s economic growth may cause our potential customers to delay or cancel their plans to purchase our services and products, which in turn could reduce our net revenues.

Although China’s economy has been transitioning from a planned economy to a more market oriented economy since the late 1970s, the PRC government continues to play a significant role in regulating industry development by imposing industrial policies. The PRC government also exercises significant control over China’s economic growth through allocating resources, controlling the incurrence and payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies. Changes in any of these policies, laws and regulations could adversely affect the economy in China and could have a material adverse effect on our business.

The PRC government has implemented various measures to encourage foreign investment and sustainable economic growth and to guide the allocation of financial and other resources. However, we cannot assure you that the PRC government will not repeal or alter these measures or introduce new measures that will have a negative effect on us. China’s social and political conditions may change and become unstable. Any sudden changes to China’s political system or the occurrence of widespread social unrest could have a material adverse effect on our combined business and results of operations.

Governmental control of currency conversion may affect the value of your investment.

If we complete a Business Combination with a China-based Target with substantially all of its revenues in RMB, the post-combination entity will be subject to the PRC’s rules and regulations on currency conversion. In the PRC, In the PRC, the SAFE regulates the conversion of the Renminbi into foreign currencies. The PRC government may impose controls on the conversion of RMB into foreign currencies and the remittance of currencies out of the PRC. Under existing PRC foreign exchange regulations, payments of current account items, including profit distributions, interest payments and expenditures from trade-related transactions can be made in foreign currencies without prior approval from SAFE by complying with certain procedural requirements. However, approval from or registration with appropriate government authorities is required where RMBs are to be converted into foreign currency and remitted out of China to pay capital expenses such as the repayment of loans denominated in foreign currencies. The PRC government may at its discretion restrict access to foreign currencies for current account transactions in the future. If the foreign exchange control system prevents the post-combination entity from obtaining sufficient foreign currencies to satisfy its foreign currency demands, it may not pay dividends in foreign currencies to its shareholders. Therefore, we may experience difficulties in completing the administrative procedures necessary to obtain and remit foreign currency for the payment of dividends from our post-combination entity’s profits, if any. If subsidiaries of our post-combination organization in the PRC incur debt on their own in the future, the instruments governing the debt may restrict their ability to pay dividends or make other payments. Under the VIE structure, current PRC regulations permit a VIE to pay dividends to its holding company only out of its accumulated profits, if any, determined in accordance with Chinese accounting standards and regulations.

Furthermore, if we complete a Business Combination with a China-based Target via VIE Agreements and we are unable to receive all of the revenues from our operations through the current VIE Agreements, we may be unable to pay dividends on our common stock. Cash dividends, if any, on our common stock will be paid in U.S. dollars. If we are considered a PRC tax resident enterprise for tax purposes after the Business Combination, any dividends we pay to our overseas stockholders may be regarded as China-sourced income and as a result may be subject to PRC withholding tax at a rate of up to 10.0%. In order for us to pay dividends to our stockholders, we will rely on payments made from our post-combination subsidiaries, either directly controlled by us or indirectly controlled by us via VIE Agreements. Under the VIE structure, a holding company will highly rely on the VIE Agreements between it and the VIE to distribute earnings and settle amounts owed under the VIE agreements, while we cannot guarantee the PRC governments will allow such arrangement.

In addition, the PRC laws or regulations may impact the cash flows associated with our Business Combination, including stockholder redemption rights. For example, if any PRC government actions cause a significant delay in our ability to consummate our Business Combination, we might be required to seek stockholder approval to amend our amended and restated certificate of incorporation in order to extend the time period to complete our Business Combination, which approval may not be received. However, the funds held in our trust account are not held in China, they are held in U.S. dollars in the United States with Continental Stock Transfer & Trust Company and therefore, we believe that shareholder redemption rights would not be impacted.

PRC regulatory authorities could impose further restrictions on the convertibility of RMBs. Any future restrictions on currency exchanges may limit our ability to use the proceeds of the IPO in a Business Combination with a China-Based Target and the use of our cash flow for the distribution of dividends to our stockholder or to fund operations we may have outside of the PRC.

If we become directly subject to the recent scrutiny, criticism and negative publicity involving U.S.-listed Chinese companies, we may have to expend significant resources to investigate and resolve the matter which could harm our business operations, process of searching for a target to consummate a Business Combination and our reputation and could result in a loss of your investment in our securities, especially if such matter cannot be addressed and resolved favorably.

Recently, U.S. public companies that have substantially all of their operations in China, have been subject to intense scrutiny, criticism and negative publicity by investors, financial commentators and regulatory agencies, such as the SEC. Much of the scrutiny, criticism and negative publicity has centered around financial and accounting irregularities, a lack of effective internal controls over financial accounting, inadequate corporate governance policies or a lack of adherence thereto and, in many cases, allegations of fraud. As a result of the scrutiny, criticism and negative publicity, the publicly traded stock of many U.S. listed Chinese companies has sharply decreased in value and, in some cases, has become virtually worthless. Many of these companies are now subject to shareholder lawsuits and SEC enforcement actions and are conducting internal and external investigations into the allegations. It is not clear what effect this sector-wide scrutiny, criticism and negative publicity will have on us if we target a PRC company with respect to the Business Combination. If we become the subject of any unfavorable allegations, whether such allegations are proven to be true or untrue, we will have to expend significant resources to investigate such allegations and/or defend the company. This situation may be a major distraction to our management. If such allegations are not proven to be groundless, we will be severely hampered and your investment in our securities could be rendered worthless.

Trading in our securities may be prohibited under the Holding Foreign Companies Accountable Act if the PCAOB determines that it cannot inspect or fully investigate the auditor of the combined company. In that case, our securities may be prohibited from being traded on a national securities exchange or in the over the counter trading market in the U.S., which may materially and adversely affect the value of your investment. Additionally, the inability of the PCAOB to conduct inspections may deprive our investors with the benefits of such inspections.

On December 15, 2022, the PCAOB determined that it has secured complete access to inspect and investigate registered public accounting firms headquartered in mainland China and Hong Kong and voted to vacate its December 2021 determinations to the contrary. To ensure ongoing access for inspections and investigations, the PCAOB will determine annually whether it can inspect and investigate completely audit firms in mainland China and Hong Kong. Notwithstanding, the PCAOB has also identified numerous deficiencies at audit firms in mainland China and Hong Kong, as has been the case in other jurisdictions in the first year of PCAOB inspection. The PCAOB intends to release inspection reports in the first half of next year detailing findings from their inspections of these audit firms.

An auditor and its audit work in the PRC may not be inspected fully by the PCAOB. Inspections of other auditors conducted by the PCAOB outside China have at times identified deficiencies in those auditors’ audit procedures and quality control procedures, which may be addressed as part of the inspection process to improve future audit quality. The lack of PCAOB inspections of audit work undertaken in China prevents the PCAOB from regularly evaluating the PRC auditor’s audits and its quality control procedures.

Further, future developments in U.S. laws may restrict our ability or willingness to complete certain business combinations with companies. For instance, the recently enacted Holding Foreign Companies Accountable Act (the “HFCA Act”) would restrict our ability to consummate a Business Combination with a target business unless that business met certain standards of the PCAOB and would require delisting of a company from U.S. national securities exchanges if the PCAOB is unable to inspect its public accounting firm for two consecutive years. The HFCA Act also requires public companies to disclose, among other things, whether they are owned or controlled by a foreign government, specifically, those based in China. Furthermore, the documentation we may be required to submit to the SEC proving certain beneficial ownership requirements and establishing that we are not owned or controlled by a foreign government in the event that we use a foreign public accounting firm not subject to inspection by the PCAOB or where the PCAOB is unable to completely inspect or investigate our accounting practices or financial statements because of a position taken by an authority in the foreign jurisdiction could be onerous and time consuming to prepare. The HFCAA mandates the SEC to identify issuers of SEC-registered securities whose audited financial reports are prepared by an accounting firm that the PCAOB is unable to inspect due to restrictions imposed by an authority in the foreign jurisdiction where the audits are performed. If such identified issuer’s auditor cannot be inspected by the PCAOB for two consecutive years, the trading of such issuer’s securities on any U.S. national securities exchanges, as well as any over-the-counter trading in the U.S., will be prohibited.

On November 5, 2021, the SEC approved the PCAOB’s Rule 6100, Board Determinations Under the Holding Foreign Companies Accountable Act. Rule 6100 provides a framework for the PCAOB to use when determining, as contemplated under the HFCA Act, whether it is unable to inspect or investigate completely registered public accounting firms located in a foreign jurisdiction because of a position taken by one or more authorities in that jurisdiction.

On December 2, 2021, the SEC issued amendments to finalize rules implementing the submission and disclosure requirements in the Holding Foreign Companies Accountable Act. The rules apply to registrants that the SEC identifies as having filed an annual report with an audit report issued by a registered public accounting firm that is located in a foreign jurisdiction and that PCAOB is unable to inspect or investigate completely because of a position taken by an authority in foreign jurisdictions.

Pursuant to the HFCA Act, the PCAOB issued a Determination Report on December 16, 2021 which found that the PCAOB is unable to inspect or investigate completely registered public accounting firms headquartered in (1) mainland China of the PRC because of positions taken Chinese authorities in those jurisdictions. The PCAOB made its determination pursuant to its Rule 6100, which provides the framework for how the PCAOB fulfils its responsibilities under the HFCA Act. In addition, the PCAOB’s report identified the specific registered public accounting firms which are subject to PCAOB’s determination that it is unable to inspect or investigate completely registered public accounting firms headquartered in China.

On August 26, 2022, the PCAOB signed a Statement of Protocol with the China Securities Regulatory Commission and the Ministry of Finance of the PRC, taking the first step toward opening access for the PCAOB to inspect and investigate registered public accounting firms headquartered in mainland China and Hong Kong completely, consistent with U.S. law. The Statement of Protocol gives the PCAOB sole discretion to select the firms, audit engagements and potential violations it inspects and investigates and put in place procedures for PCAOB inspectors and investigators to view complete audit work papers with all information included and for the PCAOB to retain information as needed. In addition, the Statement of Protocol grants the PCAOB direct access to interview and take testimony from all personnel associated with the audits the PCAOB inspects or investigates. Nevertheless, uncertainties still exist as to how the Statement of Protocol will be implemented and whether the applicable parties will comply with the framework. More than 30 PCAOB staff members conducted on-site inspections and investigations in Hong Kong, reviewing thousands of pages of documents, conducting interviews and taking testimony over a nine-week period from September to November 2022.

On December 15, 2022, the PCAOB determined that the PCAOB was able to secure complete access to inspect and investigate registered public accounting firms headquartered in mainland China and Hong Kong and voted to vacate its previous determinations to the contrary. However, should PRC authorities obstruct or otherwise fail to facilitate the PCAOB’s access in the future, the PCAOB will consider the need to issue a new determination. On December 29, 2022, the Accelerating Holding Foreign Companies Accountable Act (the “AHFCAA”) was signed into law to amend the HFCAA by requiring the SEC to prohibit an issuer’s securities from trading on any U.S. stock exchange if its auditor is not subject to PCAOB inspections for two consecutive years instead of three. Notwithstanding the foregoing, in the event it is later determined that the PCAOB is unable to inspect or investigate completely the auditor of a China-based Target because of a position taken by an authority in a foreign jurisdiction, then such lack of inspection could cause the securities of the combined company to be delisted from the stock exchange.

Notwithstanding the foregoing, in the event that we decide to consummate our Business Combination with a China-based Target, if there is any regulatory change which prohibits the independent accountants from providing audit documentations located in mainland China or Hong Kong to the PCAOB for inspection or investigation or the PCAOB expands the scope of the Determination Report so that the target company or the combined company is subject to the HFCA Act, as the same may be amended, you may be deprived of the benefits of such inspection which could result in limitation or restriction to our access to the U.S. capital markets and trading of our securities on a national securities exchange or in the over-the-counter trading market in the U.S. may be prohibited, under the HFCA Act and could cause us to fail to be in compliance with U.S. securities laws and regulations,. If our securities are delisted and prohibited from being traded on a national securities exchange or in the over the counter trading market in the U.S. due to the PCAOB not being able to conduct inspections or full investigations of our auditor, it would substantially impair your ability to sell or purchase our securities when you wish to do so, and the risk and uncertainty associated with potential delisting and prohibition would have a negative impact on the price of our securities. Also, such delisting and prohibition could significantly affect the Company’s ability to raise capital on acceptable terms, or at all, which would have a material adverse effect on the Company’s business, financial condition and prospects. Any of these actions, or uncertainties in the market about the possibility of such actions, could adversely affect our prospects to successfully complete a business combination with a China-based company, our access to the U.S. capital markets and the price of our shares.

The SEC has adopted final rules to implement the HFCA Act and may propose additional rules or guidance that could impact us if our auditor is not subject to PCAOB inspection. For example, on August 6, 2020, the President’s Working Group on Financial Markets, or the PWG, issued the Report on Protecting United States Investors from Significant Risks from Chinese Companies to the then President of the United States. This report recommended the SEC implement five recommendations to address companies from jurisdictions that do not provide the PCAOB with sufficient access to fulfill its statutory mandate. Some of the concepts of these recommendations were implemented with the enactment of the HFCA Act. However, some of the recommendations were more stringent than the HFCA Act. For example, if a company was not subject to PCAOB inspection, the report recommended that the transition period before a company would be delisted would end on January 1, 2022.

The SEC’s final rules to implement the HFCA Act require the SEC to identify registrants having filed an annual report with an audit report issued by a registered public accounting firm that is located in a foreign jurisdiction that the PCAOB is unable to inspect or investigate and require such issuers to submit documentation that, if true, it is not owned or controlled by a governmental entity in the public accounting firm’s foreign jurisdiction. The amendments also require foreign issuers to provide certain additional disclosures in its annual report for itself and any of its consolidated foreign operating entities and provides notice regarding the procedures the SEC has established to identify issuers and to impose trading prohibitions on the securities of such issuers as required by the HFCA Act. The SEC has also announced amendments to various annual report forms to accommodate the certification and disclosure requirements of the HFCA Act. There could be additional regulatory or legislative requirements or guidance that could impact us if our auditor is not subject to PCAOB inspection. The implications of these possible regulations in addition to the requirements of the HFCA Act are uncertain, and such uncertainty could cause the market price of our securities to be materially and adversely affected. If, for whatever reason, the PCAOB is unable to conduct inspections or full investigations of the auditor of the combined company, the Company could be delisted or prohibited from being traded over the counter earlier than would be required by the HFCA Act. If our securities are unable to be listed on another securities exchange or is prohibited from trading over the counter, such delisting and prohibition would substantially impair your ability to sell or purchase our securities when you wish to do so, and the risk and uncertainty associated with potential delisting and prohibition would have a negative impact on the price of our securities. Also, such delisting and prohibition could significantly affect the Company’s ability to raise capital on acceptable terms, or at all, which would have a material adverse effect on the Company’s business, financial condition and prospects.

Inspections of audit firms that the PCAOB has conducted have identified deficiencies in those firms’ audit procedures and quality control procedures, which may be addressed as part of the inspection process to improve future audit quality. If the PCAOB were unable to conduct inspections or full investigations of the Company’s auditor, investors in our securities would be deprived of the benefits of such PCAOB inspections. In addition, the inability of the PCAOB to conduct inspections or full investigations of auditors would may make it more difficult to evaluate the effectiveness of the Company’s independent registered public accounting firm’s audit procedures or quality control procedures as compared to auditors that are subject to the PCAOB inspections, which could cause investors and potential investors in our stock to lose confidence in the audit procedures of our auditor and reported financial information and the quality of our financial statements.

Future developments in respect of increase U.S. regulatory access to audit information are uncertain, as the legislative developments are subject to the legislative process and the regulatory developments are subject to the rule-making process and other administrative procedures. Additionally, other developments in U.S. laws and regulatory environment, including but not limited to executive orders such as Executive Order (E.O.) 13959, “Addressing the Threat from Securities Investments That Finance Communist Chinese Military Companies,” may further restrict our ability to complete a Business Combination with certain China-based businesses.

Other PRC governmental authorities may take the view now or in the future that an approval from them is required for an overseas offering by a company affiliated with Chinese businesses or persons or a Business Combination with a target business based in and primarily operating in China.

The Regulations on Mergers and Acquisitions of Domestic Companies by Foreign Investors (the “M&A Rules”), adopted by six PRC regulatory agencies in 2006, and amended in 2009, require an offshore special purpose vehicle formed for the purpose of an overseas listing of securities in a PRC company to obtain the approval of the China Securities Regulatory Commission (the “CSRC”) prior to the listing and trading of such special purpose vehicle’s securities on an overseas stock exchange. The scope of the M&A Rules covers two types of transactions: (a) equity deals where the acquisition by a foreign investor, i.e., the offshore special purpose vehicle, of equity in a “PRC domestic company,” and (b) asset deals where the acquisition by an offshore special purpose vehicle of the assets of a “PRC domestic company.” Neither the equity deals or the asset deals will be involved in our Business Combination process with a China-based target for the reason that the offshore special purpose vehicle of such China-based target directly holds shares through the wholly foreign owned enterprise(s) or WFOE, which are established by means of direct investment rather than by equity deals or asset deals under the M&A Rules. To date, the CSRC has not issued any definitive rules or interpretations concerning whether offerings such as the indirect listing of a China-based entity as part of the business combination are subject to the CSRC approval procedures under the M&A Rules. Substantial uncertainty remains regarding the scope and applicability of the M&A Rules to offshore special purpose vehicles. It is possible that we may need to obtain approvals or permissions from CSRC in order for us to complete a Business Combination with a China-based target pursuant to the M&A Rules. If we are required to obtain such approvals, we cannot assure we will be able to receive them in a timely manner, or at all.

Moreover, except for emphasizing the need to strengthen the administration over illegal securities activities, and the need to strengthen the supervision over overseas listings by Chinese companies, the Opinions, which was made available to the public on July 6, 2021, also provides that the State Council will revise provisions regarding the overseas issuance and listing of shares by companies limited by shares and will clarify the duties of domestic regulatory authorities.

On February 17, 2023, the CSRC issued the Trial Administrative Measures of Overseas Securities Offering and Listing by Domestic Companies (the “Trial Administrative Measures”) and relevant supporting guidelines (collectively, the “New Administrative Rules Regarding Overseas Listings”), which came into effect since March 31, 2023. According to the New Administrative Rules Regarding Overseas Listings, among other things, a domestic company in the PRC that seeks to offer and list securities in overseas markets shall fulfill the filing procedure with the CSRC as per requirement of the Trial Administrative Measures. On February 24, 2023, the CSRC promulgated the Provisions on Strengthening Confidentiality and Archives Administration of Overseas Securities Offering and Listing by Domestic Companies (the “Confidentiality and Archives Administration Provisions”), which also became effective on March 31, 2023. The Confidentiality and Archives Administration Provisions set out rules, requirements and procedures relating to provision of documents, materials and accounting archives for securities companies, securities service providers, overseas regulators and other entities and individuals in connection with overseas offering and listing, including without limitation to, domestic companies that carry out overseas offering and listing (either in direct or indirect means) and the securities companies and securities service providers (either incorporated domestically or overseas) that undertake relevant businesses shall not leak any state secret and working secret of government agencies, or harm national security and public interest, and a domestic company shall first obtain approval from competent authorities according to law, and file with the secrecy administrative department at the same level, if it plans to, either directly or through its overseas listed entity, publicly disclose or provide any documents and materials that contain state secrets or working secrets of government agencies. Since the New Administrative Rules Regarding Overseas Listings and the Confidentiality and Archives Administration Provisions are newly promulgated, and the interpretation and implementation thereof involves uncertainties, we cannot assure that we will be able to complete the relevant filings in a timely manner or fulfil all the regulatory requirements thereunder if we acquire a China-based Target, and it is highly uncertain how new laws or regulations or detailed implementations and interpretations will be modified or promulgated, if any, and the potential impact such modified or new laws and regulations will have on our capability to acquire or merge with a company with major operations in China, and post-combined company’s ability to conduct its business, accept foreign investments or list on an U.S. exchange or other foreign exchange.

On December 27, 2021, the NDRC and the MOFCOM promulgated Special Administrative Measures (Negative List) for the Access of Foreign Investment (2021 Version), effective as of January 1, 2022 (the “Negative List”). Compared to the previous version, there are no specific industries added to the list but it for the first time declares

China’s jurisdiction over (and detailed regulatory requirements on) overseas listings made by Chinese businesses in the so-called “Prohibited Industries.” According to Article 6 of the Negative List, domestic enterprises engaging in businesses in which foreign investment is prohibited shall obtain approval from the relevant authorities before offering and listing their shares on an overseas stock exchange. In addition, certain foreign investors shall not be involved in the operation or management of the relevant enterprise, and shareholding percentage restrictions under relevant domestic securities investment management regulations shall apply to such foreign investors. The intended scope of such jurisdiction was further clarified by NDRC officials on a press conference held on January 18, 2022.

In the event that we were to determine to engage in a Business Combination with a China-based or operating business we would be subject to restrictions on the use of our cash obtained from our Business Combination with a China-based or operating business as describe under “PRC regulation of loans to and direct investment in PRC entities by offshore holding companies and governmental control of currency conversion may delay or prevent us from using the proceeds it receives from offshore financing activities to make loans to or make additional capital contributions to any PRC subsidiaries, which could materially and adversely affect our liquidity and its ability to fund and expand business”. However, as discussed elsewhere in this proxy statement, we do not believe we are currently subject to PRC law or regulation, including those PRC laws and regulation which affect our cash flow, including our ability to effect the redemption rights of our shareholders in connection with a Business Combination. We note that the funds held in trust to effect any such redemption are held outside of China and, in any event, we are not aware of any PRC law or regulation that would prevent us from making redemption payments to our shareholders.

Our company is a blank check company incorporated under the U.S. laws. We currently do not hold any equity interest in any PRC company or operate any business in China. Therefore, we believe that we are not required to obtain any permission from any PRC governmental authorities to operate our business as currently conducted. If we decide to consummate our Business Combination with a target business based in and primarily operating in China, the combined company’s business operations in China through its subsidiaries, as applicable, are subject to relevant requirements to obtain applicable licenses from PRC governmental authorities under relevant PRC laws and regulations.

Uncertainties in the interpretation and enforcement of PRC laws and regulations and changes in policies, rules, and regulations in China, which may be quick with little advance notice, could limit the legal protection available to you and us.

The PRC legal system is based on written statutes. Unlike common law systems, it is a system in which legal cases have limited value as precedents. In the late 1970s, the PRC government began to promulgate a comprehensive system of laws and regulations governing economic matters in general. The legislation over the past three decades has significantly increased the protection afforded to various forms of foreign or private-sector investment in China. Any future PRC subsidiary and or affiliated VIEs is subject to various PRC laws and regulations generally applicable to companies in China. Since these laws and regulations are relatively new and the PRC legal system continues to rapidly evolve, however, the interpretations of many laws, regulations, and rules are not always uniform and enforcement of these laws, regulations, and rules involve uncertainties.

From time to time, we may have to resort to administrative and court proceedings to enforce our legal rights. Since PRC administrative and court authorities have significant discretion in interpreting and implementing statutory and contractual terms, however, it may be more difficult to evaluate the outcome of administrative and court proceedings and the level of legal protection we enjoy in the PRC legal system than in more developed legal systems. Furthermore, the PRC legal system is based in part on government policies, internal rules, and regulations that may have retroactive effect and may change quickly with little advance notice. As a result, we may not be aware of our violation of these policies and rules until sometime after the violation. Such uncertainties, including uncertainties over the scope and effect of our contractual, property (including intellectual property), and procedural rights, and any failure to respond to changes in the regulatory environment in China could materially and adversely affect our business and impede our ability to continue our operations.

You may experience difficulties in effecting service of legal process, enforcing foreign judgments, or bringing actions in China against us or our management based on foreign laws. It may also be difficult for you or overseas regulators to conduct investigations or collect evidence within China.

The recognition and enforcement of foreign judgments are provided for under the PRC Civil Procedures Law. PRC courts may recognize and enforce foreign judgments in accordance with the requirements of the PRC Civil Procedures Law based either on treaties between China and the country where the judgment is made or on principles of reciprocity between jurisdictions. China does not have any treaties or other forms of written arrangement with the U.S. that provide for the reciprocal recognition and enforcement of foreign judgments. In addition, according to the PRC Civil Procedures Law, the PRC courts will not enforce a foreign judgment against us or our directors and officers if they decide that the judgment violates the basic principles of PRC laws or national sovereignty, security, or public interest. As a result, it is uncertain whether and on what basis a PRC court would enforce a judgment rendered by a court in the U.S.

It may also be difficult for you or overseas regulators to conduct investigations or collect evidence within China. For example, in China, there are significant legal and other obstacles to obtaining information needed for shareholder investigations or litigation outside China or otherwise with respect to foreign entities. Although the authorities in China may establish a regulatory cooperation mechanism with its counterparts of another country or region to monitor and oversee cross-border securities activities, such regulatory cooperation with the securities regulatory authorities in the U.S. may not be efficient in the absence of a practical cooperation mechanism. Furthermore, according to Article 77 of the PRC Securities Law, or (the “Article 177”) which became effective in March 2020, no overseas securities regulator is allowed to directly conduct investigations or evidence collection activities within the territory of the PRC. Article 177 further provides that Chinese entities and individuals are not allowed to provide documents or materials related to securities business activities to foreign agencies without prior consent from the securities regulatory authority of the PRC State Council and the competent departments of the PRC State Council. While detailed interpretation of or implementing rules under Article 177 have yet to be promulgated, the inability for an overseas securities regulator to directly conduct investigation or evidence collection activities within China may further increase difficulties faced by you in protecting your interests.

PRC regulation of loans to and direct investment in PRC entities by offshore holding companies and governmental control of currency conversion may delay or prevent us from using the proceeds it receives from offshore financing activities to make loans to or make additional capital contributions to any PRC subsidiaries, which could materially and adversely affect our liquidity and its ability to fund and expand business.

Following a Business Combination with one or more PRC based entities, any transfer of funds by us to any PRC subsidiaries, either as a shareholder loan or as an increase in registered capital, is subject to approval by or registration or filing with relevant governmental authorities in China. According to the relevant PRC regulations on foreign-invested enterprises in China, capital contributions to PRC subsidiaries are subject to the approval of or filing with the Ministry of Commerce in its local branches and registration with a local bank authorized by SAFE. In addition, (i) any foreign loan procured by PRC subsidiaries is required to be registered with SAFE or its local branches or filed with SAFE in its information system; and (ii) PRC subsidiaries may not procure loans which exceed the difference between their total investment amount and registered capital or, as an alternative, only procure loans subject to the calculation approach and limitation as provided in the People’s Bank of China Notice No. 9 (“PBOC Notice No. 9”). Any medium- or long-term loan to be provided by us or our affiliated entities, if any, to our PRC subsidiary must be registered with the National Development and Reform Commission and SAFE or its local branches. We may not be able to obtain these government approvals or complete such registrations on a timely basis, if at all, with respect to future capital contributions or foreign loans by us to our PRC subsidiaries. If we fail to receive such approvals or complete such registration or filing, our ability to capitalize on PRC operations may be negatively affected, which could adversely affect our liquidity and ability to fund and expand our businesses.

The Circular on Reforming the Administration of Foreign Exchange Settlement of Capital of Foreign-Invested Enterprises, or SAFE Circular 19, effective as of June 1, 2015, as amended by Circular of the State Administration of Foreign Exchange on Reforming and Regulating Policies on the Control over Foreign Exchange Settlement under the Capital Account, or SAFE Circular 16, effective on June 9, 2016, allows certain entities to settle their foreign exchange capital at their discretion, but continues to prohibit them from using the Renminbi fund converted from their foreign exchange capitals for expenditure beyond their business scopes, and also prohibit such PRC based entities from using such Renminbi fund to provide loans to persons other than affiliates unless otherwise permitted under its business scope. As a result, SAFE Circular 19 and SAFE Circular 16 may significantly limit our future ability to use Renminbi converted from the net proceeds from our offshore financing activities to fund the establishment of new entities in China by us or their subsidiaries, to invest in or acquire any other PRC companies through any future PRC subsidiaries in China, which may adversely affect our business, financial condition and results of operations.

Uncertainties with respect to the PRC legal system could adversely affect us.

If we consummate a Business Combination with a China-based Target, it will be governed by PRC laws and regulations. PRC companies and VIEs are generally subject to laws and regulations applicable to foreign investments in China and, in particular, laws and regulations applicable to wholly foreign-owned enterprises. The PRC legal system is based on statutes. Prior court decisions may be cited for reference but have limited precedential value.

Since 1979, PRC legislation and regulations have significantly enhanced the protections afforded to various forms of foreign investments in China. However, China has not developed a fully integrated legal system and recently enacted laws and regulations may not sufficiently cover all aspects of economic activities in China. In particular, because these laws and regulations are relatively new, and because of the limited volume of published decisions and their nonbinding nature, the interpretation and enforcement of these laws and regulations involve uncertainties. In addition, the PRC legal system is based in part on government policies and internal rules (some of which are not published on a timely basis or at all) that may have a retroactive effect. As a result, we may not be aware of our violation of these policies and rules until sometime after the violation. In addition, any litigation in China may be protracted and result in substantial costs and diversion of resources and management attention.

PRC regulation of loans and direct investment by offshore holding companies to PRC entities may delay or prevent us from using the proceeds of the IPO to make loans or additional capital contributions to our PRC subsidiaries, which could materially and adversely affect our liquidity and our ability to fund and expand our business.

Any loans to PRC subsidiaries are subject to PRC regulations. For example, loans by us to subsidiaries in China, which are foreign invested entities (“FIEs”), to finance their activities cannot exceed statutory limits and must be registered with SAFE. On March 30, 2015, SAFE promulgated Hui Fa [2015] No.19, a notice regulating the conversion by a foreign-invested company of foreign currency into RMB. The foreign exchange capital, for which the monetary contribution has been confirmed by the foreign exchange authorities (or for which the monetary contribution has been registered for account entry) in the capital account of a foreign-invested enterprise may be settled at a bank as required by the enterprise’s actual management needs. Foreign-invested enterprises with investment as their main business (including foreign-oriented companies, foreign-invested venture capital enterprises and foreign-invested equity investment enterprises) are allowed to, under the premise of authenticity and compliance of their domestic investment projects, carry out based on their actual investment scales direct settlement of foreign exchange capital or transfer the RMB funds in the foreign exchange settlement account for pending payment to the invested enterprises’ accounts.

On May 10, 2013, SAFE released Circular 21, which came into effect on May 13, 2013. According to Circular 21, SAFE has simplified the foreign exchange administration procedures with respect to the registration, account openings and conversions, settlements of FDI-related foreign exchange, as well as fund remittances.

Circular 21 may significantly limit our ability to convert, transfer and use the net proceeds from the IPO and any offering of additional equity securities in China, which may adversely affect our liquidity and the combined company’s ability to fund and expand its business in the PRC.

We may also decide to finance the subsidiaries of our post-combination entity by means of capital contributions. These capital contributions must be approved by MOFCOM or its local counterpart, which usually takes no more than 30 working days to complete. We may not be able to obtain these government approvals on a timely basis, if at all, with respect to future capital contributions by us to the VIE’s subsidiaries. If we fail to receive such approvals, we will not be able to capitalize our PRC operations, which could adversely affect our liquidity and our ability to fund and expand our business.

Vote Required for Approval

The Target Amendment Proposal requires the affirmative vote of a majority of the shares represented in person or by proxy at the Annual General Meeting. If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares on this proposal, unless you direct the holder how to vote, by marking your proxy card. Abstentions and broker non-votes will have the effect of a vote “AGAINST” the Target Amendment Proposal.

The Sponsor has agreed to vote any shares of IMAQ Common Stock owned by them in favor of the Target Amendment Proposal.

You are not being asked to vote on any business combination at this time. If the Target Amendment Proposal is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on a proposed business combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the Trust Account, including a pro rata portion of any interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, in the event a business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the shareholders’ vote is sought) or the Company has not consummated the business combination by the applicable termination date.

Recommendation of the IMAQ Board

The Company’s Board of Directors recommends that you vote “FOR” the Target Amendment Proposal.

The existence of financial and personal interests of one or more of IMAQ’s directors may result in a conflict of interest on the part of such director(s) between what he or they may believe is in the best interests of IMAQ and its stockholders and what he or they may believe is best for himself or themselves in determining to recommend that the IMAQ stockholders vote for the proposals. See “Proposal 1 — The Charter Amendment Proposal — Interests of Certain Persons”

PROPOSAL 4: THE DIRECTOR PROPOSAL

Overview

At the annual meeting, the holders of the shares of Common Stock are being asked to elect Shibasish Sarkar as a Class I director, to serve until the 2028 annual meeting or until his successor is appointed and qualified.

Nominees for Director

Our board of directors currently has four members, three of whom are deemed “independent” under SEC and Nasdaq rules. At the Annual General Meeting, Shibasish Sarkar is up for re-election (“Existing Board”). If he is elected, Shibasish Sarkar will be elected as Class I director. The term of the Class I directors will end at our annual meeting held in 2028. If for some unforeseen reason the nominee is not available as a candidate for director, the proxies may be voted for such other candidate as may be nominated by the Board.

The following table sets forth the positions and offices presently held with the Company by each director, their age as of the Record Date. Proxies not marked to the contrary will be voted in favor of each such nominee’s election.

Name	Age	Position
Shibasish Sarkar	51	Chairman, Director and Chief Executive Officer
Ming-Hsien Hsu	57	Independent Director
Tao-Chou Chang	66	Independent Director
Hsu-Kao Cheng	47	Independent Director

The following is a summary of the biographical information of our director-nominee:

Shibasish Sarkar has served as our Chairman of the Board of Directors and Chief Executive Officer since our inception. Mr. Sarkar has extensive experience with over 30 years in the media industry. Mr. Sarkar has been handling multiple verticals across films, television, animation, gaming content and operations of digital and new media platforms. Between January 2019 and October 2021, Mr. Sarkar had been the Group CEO at Reliance Entertainment and was Group COO from September 2015 to December 2018. Reliance Entertainment is a part of the Reliance ADA Group, a leading private sector business serving over 250 million customers across financial services, infrastructure, power, telecommunications, media and entertainment, and healthcare sectors. While in service, Mr. Sarkar had also served as director and member of the senior leadership team of various Reliance ADA Group companies. Mr. Sarkar has hands-on experience and domain expertise within geographic markets of India, UK, Middle East and Asia, having helmed the distribution and production of hundreds of films having collaborated with the leading filmmakers & actors of Indian film industry. Mr. Sarkar has been a pioneer in producing digital content with clients across major OTT and TV Video-On-Demand platforms like Netflix, Amazon Prime Video, Disney+ Hotstar, Jio and SonyLIV etc. Mr. Sarkar is also the President of the Producers Guild Of India. Mr. Sarkar’s significant experience in the media and entertainment industry makes him well qualified to serve as a member of our board of directors.

The following is a summary of the biographical information of our continuing directors:

Hsu-Kao Cheng has served as our Director since August 2024. Mr. Cheng has served as the Chairman of TheMoonGroup since 2018, where he is responsible for charging of company operations in accordance with the law and is responsible for handling various organizational business. Mr. Cheng has been the Chairman of the Taipei Digital Asset Business Association since 2023. Since July 2018, Mr. Cheng has served as an entrepreneurship consultant for Taiwan’s Small and Medium Enterprises Division of the Ministry of Economic Affairs. During his tenure, Mr. Cheng is responsible for assisting aspiring entrepreneurs and new business owners from 0 to 1 entrepreneurial stage to solve difficulties in their business stages. Since 2022, Mr. Cheng has served as a digital transformation expert at the Digital Transformation Institute of the Information Strategy Foundation, where he promotes the digital transformation of small and medium-sized manufacturing industries, assists in proposing new models, new products and new services, and develops digital transformation guidance guidelines. Mr. Cheng is also a part-time lecturer at the Promotion Department of the Chinese Culture University, CCU and at the Industrial Promotion Office of Mingchuan University, since July 2022 and June 2022, respectively. Mr. Cheng obtained his Master’s degree in accounting and Bachelor’s degree in accounting at the National Chengchi University (NCCU) in 2018 and 2012, respectively. Mr. Cheng is a United States Certified Public Accountant (CPA) and Certified Anti-Money Laundering Specialist (CAMS). Mr. Cheng’s significant experience in entrepreneurship, company operations and digital transformation makes him qualified to serve as a member of our board of directors.

Tao-Chou Chang has served as our Director since August 2024. Mr. Chang has over two decades of experience in the legal field, holding various judicial and professorial positions from 2000 to 2023. Mr. Chang established and is a Solo Practitioner Lawyer at Tao-Chou Chang Law Office since September 2023. He was previously a trial Judge at Taiwan High Court from September 2022 to August 2023. During his tenure, he reviewed lower court decisions and tried appellate cases. Mr. Chang was an administrative Judge at Judicial Yuan Criminal Department from September 2019 to August 2022, where he supervised Taiwan’s judicial administration of criminal courts. He was awarded commendations twice by the Judicial Yuan in 2002 and 2010. The Judicial Yuan published his research “Juvenile Delinquency with respect to Intellectual Property Infringements”, “The Participation of Indigenous People in Criminal Trials,” and “The System of Assigned Defenders” in 2013, 2017 and 2020 respectively. Mr. Chang served as a Judge at the Taiwan High Court Taichung Branch Court from 2018 to 2019. He previously served as the Division Chief Judge in Taiwan Taichung District Court from 2016 to 2018, and from 2014 to 2016, Mr. Chang served as the Division Chief Judge in Taiwan Chiayi District Court. Mr. Chang served as a Judge in the Taiwan Chiayi District Court from 2000 to 2014. Mr. Chang served as an Adjunct Assistant Professor at the National Chung Hsing University and the National Chung Cheng University from 2017 to 2018 and 2014 to 2016, respectively. He also served as a Lecturer at the National Chiayi University in 2006. Mr. Chang obtained his PhD in Law and LLM in Intellectual Property Law from the University of Washington in 2013 and 2004, respectively. He obtained his Master of Laws and Bachelor of Laws from the National Taiwan University in 2001 and 1993, respectively. He served as Second Lieutenant in the Air Force of Republic of China, Taiwan from 1994 to 1996. Mr. Chang is a licensed attorney in Taiwan. Mr. Chang’s extensive legal expertise makes him qualified to serve as a member of our board of directors.

Ming-Hsien Hsu has served as our director since August 2024. Since July 2024, Mr. Hsu has served as Vice President at Cathay United Bank Co., Ltd. At present, he is responsible for meeting the financial and investment needs of High Net Worth Individuals (HNWI). From March 2024 to May 2024, he served as CFO of Taijia Development and Construction Co., Ltd. During his tenure, he was responsible for financial budget review, fund flows management, review of financial statements and financial internal control system. From March 2023 to February 2024, Mr. Hsu served as Assistant Vice President at O-Bank Co., Ltd. During his tenure, he was responsible for helping corporate clients obtain working capital, invest in financial products and complete project financing. From November 2022 to March 2023, Mr. Hsu served as a Vice President at KGI Bank., Co., Ltd. During his tenure, he was responsible for helping corporate clients obtain working capital, invest in financial products and complete project financing. From September 2018 to September 2022, Mr. Hsu served as an Assistant Vice President at Taishin International Bank Co., Ltd. During his tenure, he was responsible for helping corporate clients obtain working capital, invest in financial products and complete project financing. From August 2012 to September 2018, Mr. Hsu served as a Deputy Manager at Far Eastern International Bank Co., Ltd. Mr. Hsu began his career at Ta Chong Commercial Bank Co., Ltd where he served as junior manager from April 2007 to June 2012. Mr. Hsu obtained his master’s degree in business administration from the National Cheng Kung University in 2005. He obtained his Bachelor of Business Administration from Tamkang University in 2002.

Involvement in Certain Legal Proceedings

To the knowledge of our management, there was no material proceeding to which any director or executive officer, or any associate thereof, is a party adverse to us or has a material interest adverse to us.

Director Independence

Nasdaq requires that a majority of our board must be composed of “independent directors,” which is defined generally as a person other than an executive officer or employee of the Company or its subsidiaries or any other individual having a relationship, which, in the opinion of our Board of Directors would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director.

The Board of Directors has determined that one of its four directors, Shibasish Sarkar, is a non-independent director of the Company and three of its four directors, Ming-Hsien Hsu, Hsu-Kao Cheng and Tao-Chou Chang are “independent” directors as defined in the applicable Nasdaq listing standards and applicable SEC rules. Board of Directors is composed of a majority of independent directors. The Company’s audit committee consists of three independent directors — Ming-Hsien Hsu, Hsu-Kao Cheng and Tao-Chou Chang. Mr. Hsu-Kao Cheng is the chair of the audit committee. Our officers are appointed by the Board of Directors and serve at the discretion of the Board of Directors, rather than for specific terms of office.

Audit Committee

Our Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Exchange Act and consists of Ming-Hsien Hsu, Hsu-Kao Cheng and Tao-Chou Chang, each of whom is an independent director under the Nasdaq listing standards and under Rule 10-A-3(b)(1) of the Exchange Act. Hsu-Kao Cheng is the Chairperson of the Audit Committee.

The Audit Committee’s duties, which are specified in our Audit Committee Charter, include, but are not limited to:

•        reviewing and discussing with management and the independent registered public accounting firm the annual audited financial statements, and recommending to the board whether the audited financial statements should be included in our Form 10-K;

•        discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

•        discussing with management major risk assessment and risk management policies;

•        monitoring the independence of the independent auditor;

•        verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

•        reviewing and approving all related-party transactions;

•        inquiring and discussing with management our compliance with applicable laws and regulations;

•        pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

•        appointing or replacing the independent auditor;

•        determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•        establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and

•        approving reimbursement of expenses incurred by our management team in identifying potential target businesses.

Director nominations

We do not have a standing nominating committee, though we intend to form a corporate governance and nominating committee as and when required to do so by law or NASDAQ rules. In accordance with Rule 5605(e)(2) of the NASDAQ rules, a majority of the independent directors may recommend a director nominee for selection by the board of directors. The board of directors believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. Ming-Hsien Hsu, Hsu-Kao Cheng and Tao-Chou Chang will participate in the consideration and recommendation of director nominees. In accordance with Rule 5605(e)(1)(A) of the NASDAQ rules, all such directors are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.

The board of directors will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Our stockholders that wish to nominate a director for election to the Board should follow the procedures set forth in our bylaws.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Compensation Committee

Our Compensation Committee consists of Ming-Hsien Hsu, Hsu-Kao Cheng and Tao-Chou Chang, each of whom is an independent director under the Nasdaq listing standards. Hsu-Kao Cheng is the Chairperson of the compensation committee. The compensation committee’s duties, which are specified in our Compensation Committee Charter, include, but are not limited to:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer’s based on such evaluation;

•        reviewing and approving the compensation of all of our other executive officers and reviewing and making recommendations with respect to all non-executive officer compensation;

•        reviewing our executive compensation policies and plans;

•        implementing and administering our incentive compensation equity-based remuneration plans;

•        assisting management in complying with our proxy statement and annual report disclosure requirements;

•        approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

•        producing a report on executive compensation to be included in our annual proxy statement; and

•        reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Notwithstanding the foregoing, as indicated above, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing stockholders, including our directors, or any of their respective affiliates, prior to, or for any services they render in order to effectuate, the consummation of a business combination. Accordingly, it is likely that prior to the consummation of an initial business combination, the compensation committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial business combination.

Compensation Committee Interlocks and Insider Participation

To the Company’s knowledge, none of the officers currently serves, and in the past year has served, as a member of the Board of Directors or compensation committee of any entity that has one or more officers serving on our Board of Directors.

Code of Ethics

We adopted a code of conduct and ethics applicable to our directors, officers and employees in accordance with applicable federal securities laws. The code of ethics codifies the business and ethical principles that govern all aspects of our business. You may review our Code of Ethics by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of our Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

Delinquent Beneficial Ownership Reports

Section 16(a) of the Exchange Act requires our officers, directors and persons who beneficially own more than 10% of our common stock to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file. To the Company’s knowledge, during the year ended March 31, 2024, there were no delinquent filings, except that a late form 3 was filed for each of Chen Jim, Tsang Claudius, Lu Daung-yen, Tsai Yu Ping and Hung Chih-Young upon becoming a member of the Board of Directors.

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

At the advice of other members of the management or the Board, or Chairperson calls meetings of the Board when necessary. After the election, we have three independent directors. Our Board has two standing committees, each of which is comprised solely of independent directors with a committee chair. The Board believes that the Company’s chief executive officer is best situated to serve as chairman of the Board because he is the director most familiar with our business and the director most capable of identifying strategic priorities and executing our business strategy. In addition, having a single leader eliminates the potential for confusion and provides clear leadership for the Company. Our Board has overall responsibility for risk oversight. The Board has delegated responsibility for the oversight of specific risks to Board committees as follows:

•        The Audit Committee oversees the Company’s risk policies and processes relating to the financial statements and financial reporting processes, as well as key credit risks, liquidity risks, market risks and compliance, and the guidelines, policies and processes for monitoring and mitigating those risks.

•        The Compensation Committee oversees the compensation of our chief executive officer and our other executive officers and reviews our overall compensation policies for employees.

The Board is responsible to approve all related party transactions according to our Code of Ethics. We have not adopted written policies and procedures specifically for related person transactions.

STOCKHOLDER COMMUNICATIONS

Stockholders who wish to communicate with the Board or with specified members of the Board should do so by sending any communication to 1604 US Highway 130 North Brunswick, NJ, 08902; Attention: Ms. Priyanka Agarwal.

Any such communication should state the number of shares beneficially owned by the shareholder making the communication. Our Secretary will forward such communication to the full Board or to any individual member or members of the Board to whom the communication is directed, unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Secretary has the authority to discard the communication or take appropriate legal action regarding the communication.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Founder Shares

On February 9, 2021, the Sponsor paid an aggregate of $25,000 to cover certain expenses on behalf of the Company in exchange for the issuance of 5,750,000 share of common stock (the “Founder Shares”). The Founder Shares included an aggregate of up to 750,000 shares of common stock subject to forfeiture to the extent that the underwriters’ over-allotment option was not exercised in full or in part, so that the Sponsor would own, on an as-converted basis, 20% of the Company’s issued and outstanding shares after the Initial Public Offering (not including the Private Units and underlying securities and assuming the Sponsor did not purchase any Public Shares in the Initial Public Offering). On August 6, 2021, the underwriters’ exercised the over-allotment option in full, thus these shares are no longer subject to forfeiture.

The Sponsor and the other holders of the Founder Shares (the “initial stockholders”) have agreed not to transfer, assign or sell any of the Founder Shares (except to certain permitted transferees) until, with respect to 50% of the Founder Shares, the earlier of six months after the date of the consummation of an initial Business Combination and the date on which the closing price of the Company’s common stock equals or exceeds $12.50 per share for any 20 trading days within a 30-trading day period following the consummation of an initial Business Combination and, with respect to the remaining 50% of the Founder Shares, six months after the date of the consummation of an initial Business Combination, or earlier in each case if, subsequent to an initial Business Combination, the Company completes a liquidation, merger, stock exchange or other similar transaction which results in all of the Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property.

On July 7, 2021, the Sponsor entered into agreements with two independent directors of the Company to transfer 95,000 Founder Shares to each director, subject to and upon closing of the Company’s initial business combination. As such, under ASC 718, these shares are transferred subject to a performance condition and compensation expense will be recognized at the date of a business combination when earned.

On July 22, 2021, the Sponsor sold 30,000 of its Founder Shares to each of its five independent directors (the “Directors”) (or 150,000 Founder Shares in total) for cash consideration of approximately $0.004 per. These awards are subject to ASC 718. In accordance with ASC 718, the Company recognized compensation expense in an amount equal to the number of Founders Shares sold times the grant date fair value per share less the amount initially received for the purchase of the Founders Shares. The value of the Founder Shares sold to the Directors was determined to be $787,500 as of July 22, 2021. As such, the Company recognized compensation expense of $786,848 within stock-based compensation expense in the Company’s Statements of Operations for the period from January 15, 2021 (inception) through December 31, 2021.

On September 17, 2021, the Sponsor sold 25,000 of its Founder Shares to an additional independent director (the “Additional Director”) for consideration of approximately $0.004 per. These awards are subject to ASC 718. In accordance with ASC 718, the Company recognized compensation expense in an amount equal to the number of Founders Shares sold times the grant date fair value per share less the amount initially received for the purchase of the Founders Shares. The value of the Founder Shares sold to the Additional Director was determined to be $141,250 as of September 17, 2021. As such, the Company recognized compensation expense of $141,150 within stock-based compensation expense in the Company’s Statements of Operations for the period from January 15, 2021 (inception) through December 31, 2021.

On September 17, 2021, the Sponsor sold 75,000 of its Founder Shares to an independent consultant (the “Consultant”) for consideration of approximately $0.004 per. These awards are subject to ASC 718. In accordance with ASC 718, the Company recognized compensation expense in an amount equal to the number of Founders Shares sold times the grant date fair value per share less the amount initially received for the purchase of the Founders Shares. The value of the Founder Shares sold to the Consultant was determined to be $423,750 as of September 17, 2021. As such, the Company recognized compensation expense of $423,450 within stock-based compensation expense in the Company’s Statements of Operations for the period from January 15, 2021 (inception) through December 31, 2021.

On November 10, 2023, the Company entered into a Securities Purchase Agreement with Buyer, the Sponsor, and Shibasish Sarkar, (“Seller”, together with the Sponsor the “Sellers”), pursuant to which the Sponsor agreed to sell, and the Buyer agreed to purchase, 4,125,000 Founder Shares and 657,675 private placement units of the Company, which represents 76% of the total Company Securities (as defined in the Securities Purchase Agreement) owned by the Sponsor for an aggregate purchase price of $1.00.

On January 31, 2024, the Company entered into the First Amendment to the Securities Purchase Agreement (the “First Amendment”) with the Sponsor, Buyer and Sellers, that amended and modified the Securities Purchase Agreement pursuant to which, among other things, (i) the Sponsor agreed to sell, and the Buyer agreed to purchase, 4,125,000 shares of common stock and 657,675 private placement units of the Company, which represents 76% of the total company securities owned by the Sponsor, (ii) the Sellers shall deliver the termination of indemnity agreements of Shibasish Sarkar and Vishwas Joshi, and resignations of all of the officer and directors of the SPAC, other than the officer and director(s) as mutually agreed, whose resignations shall be effective on the 10th day following the mailing to stockholders of a Schedule 14F or proxy statement pursuant to the rules of the SEC advising stockholders of a Change in Control of the Board of Directors (iii) in connection with the issuance of a $1,300,000 promissory note by the Buyer to the Company, the SPAC shall issue (i) 100,000 new units and 847,675 shares of common stock from the Company at the closing of a business combination, (iv) out of the $300,000 fee due to Chardan Capital Markets LLC (the “Chardan”), $50,000 shall be rebated via wire transfer from the Chardan to the Sponsor at the Closing, (v) the Sellers and the Buyer agree and acknowledge that the Company shall purchase directors and officers’ insurance for the officers or directors of the Company that is serving or has served as an officer or director of the SPAC prior to the signing of the SPA (“Initial Officers and Directors”) with coverage of $1 million for an one (1) year, covering the period from July 26, 2023 to July 26, 2024, and (vi) the Company will use best efforts to include a provision in the definitive business combination agreement, stipulating that the potential target will refrain from initiating any legal action against Initial Officers and Directors of the Company, except in the event of fraud, negligence or bad faith prior to their resignations.

Promissory Notes — Related Party

On February 1, 2021, the Company issued an unsecured promissory note to the Sponsor (the “Initial Promissory Note”), pursuant to which the Company could borrow up to an aggregate of $300,000 to cover expenses related to the Initial Public Offering. On April 6, 2021, and June 17, 2021, the Company issued additional unsecured promissory notes to the Sponsor (the “Additional Promissory Notes” and, together with the “Initial Promissory Note”, the “IPO Promissory Notes”), pursuant to which the Company may borrow up to an additional aggregate principal amount of $200,000. The IPO Promissory Notes were non-interest bearing and payable on the earlier of (i) March 31, 2022, or (ii) the consummation of the Initial Public Offering. The outstanding balance under the Promissory Notes was repaid on August 6, 2021.

On January 14, 2022, the Company issued an unsecured promissory note to the Sponsor (the “Post-IPO Promissory Note”), pursuant to which the Company could borrow up to an aggregate of $500,000 in two installments of (i) $300,000 during the month of March 2022, and (ii) $200,000 during the month of June 2022 at the Company’s discretion. The Post-IPO Promissory Note is non-interest bearing and payable promptly after the date on which the Company consummates an initial Business Combination.

On March 29, 2022, the Company amended and restated the Post-IPO Promissory Note, such that the aggregate amount the Company can borrow at its discretion under the note increased from $500,000 in two installments as described above, to up to $750,000 in three installments of (i) up to $195,000 no later than February 28, 2022, (ii) up to $355,000 no later than April 30, 2022, and (iii) up to $200,000 no later than June 30, 2022. No other terms were amended pursuant to this amendment and restatement.

On August 10, 2022, the Company issued an unsecured promissory note to the Sponsor (the “August 2022 Promissory Note”), pursuant to which the Company may borrow up to an aggregate of $895,000 in three installments of (i) up to $195,000 no later than July 31, 2022, (ii) up to $500,000 no later than October 31, 2022, and (iii) up to $200,000 no later than January 31, 2023, at the Company’s discretion. The August 2022 Promissory Note is non-interest bearing and payable promptly after the date on which the Company consummates an initial Business Combination.

On November 18, 2022, the Company issued an unsecured promissory note to the Sponsor (the “November 2022 Promissory Note”), pursuant to which the Company may borrow up to an aggregate of $300,000 no later than March 31, 2023, at the Company’s discretion. The November 2022 Promissory Note is non-interest bearing and payable promptly after the date on which the Company consummates an initial Business Combination.

On February 14, 2023, the Company issued an unsecured promissory note to the Sponsor (the “February 2023 Promissory Note”), pursuant to which the Company may borrow up to an aggregate amount of up to $500,000 in four installments of (i) up to $150,000 no later than February 28, 2023, (ii) up to $200,000 no later than March 31, 2023, (iii) up to $50,000 no later than April 30, 2023, and (iv) up to $100,000 no later than July 31, 2023, upon the request by the Company at the Company’s discretion. The February 2023 Promissory Note is non-interest bearing and payable promptly after the date on which the Company consummates an initial Business Combination.

As of September 30, 2024 and March 31, 2024, $2,445,000 was outstanding under all the promissory notes for both periods.

Promissory Notes — JC Unify

On January 31, 2024, the Company issued an unsecured promissory note in the aggregate principal amount of up to $1,300,000 (the “January 2024 Promissory Note”) to JC Unify. Pursuant to the January 2024 Promissory Note, JC Unify agreed to loan to the Company an aggregate amount of up to $1,300,000. The January 2024 Promissory Note shall be payable promptly on demand and in any event, no later than the date on which the Company terminates or consummates an initial business combination. Such January 2024 Promissory Note is convertible into units having the same terms and conditions as the private placement units as described in the prospectus dated July 28, 2021 (Registration NO. 333-255106) (the “Prospectus”) at the price of $10.00 per unit, at the option of the Buyer. The January 2024 Promissory Note does not bear interest. As additional consideration for the Buyer making the January 2024 Promissory Note available to the Company, the Company shall issue to the Buyer (a) 100,000 new units at the closing of the Business Combination, which shall be identical in all respects to the private placement units issued at the Company’s initial public offering (the “New Units”), and (b) 847,675 shares of Common Stock of the Company (the “Additional Securities”) of which (i) 250,000 of the Additional Securities shall be subject to no transfer restrictions or any other lock-up provisions, earn outs or other contingencies, and shall be registered for resale pursuant to the first registration statement filed by the Company or the surviving entity in connection with the closing of the Business Combination, or if no such registration statement is filed in connection with the closing of the Business Combination, the first registration statement filed subsequent to the closing of the Business Combination, which will be filed no later than 30 days after the closing of the Business Combination and declared effective no later than 60 days after the closing of the Business Combination; and (ii) 657,675 of the Additional Securities shall be subject to the same terms and conditions applied to the insider shares described in the Prospectus. The Additional Securities and New Units shall be issued to the Buyer in conjunction with the closing of a Business Combination.

On February 27, 2024, the Company issued an unsecured promissory note in the aggregate principal amount of up to $530,000 (the “Promissory Note B”) to JC Unify. Pursuant to Promissory Note B, JC Unify agreed to loan to the Company an aggregate amount of up to $530,000. The Promissory Note B shall be payable promptly on demand and in any event, no later than the date on which the Company terminates or consummates an initial business combination. The Promissory Note B is convertible into units having the same terms and conditions as the private placement units as described in the Prospectus, at the price of $10.00 per unit, at the option of the Buyer. Promissory Note B does not bear interest. The proceeds of Promissory Note B will be used by the Company to pay various expenses of the Company, including any payment to extend the period of time the Company has to consummate an initial business combination, and for working capital purposes.

On February 27, 2024, the Company issued an unsecured promissory note in the aggregate principal amount of up to $470,000 (the “Promissory Note C”) to JC Unify. The Promissory Note C shall be payable promptly on demand and in any event, no later than the date on which the Company terminates or consummates an initial business combination. The Promissory Note C is convertible into units having the same terms and conditions as the private placement units as described in the Prospectus, at the price of $10.00 per unit, at the option of the Buyer. The Promissory Note C does not bear interest. The proceeds of the Note will be used by the Company to pay various expenses of the Company, including any payment to extend the period of time the Company has to consummate an initial business combination, and for working capital purposes.

On June 28, 2024, the Company entered into amendments to the January 2024 Promissory Note, Promissory Note B and Promissory Note C (the January 2024 Promissory Note, Promissory Note B and Promissory Note C are collectively referred to as the “Prior Notes”) with JC Unify Capital (Holdings) Limited (the “Amendments to the Promissory Notes”). Pursuant to the Amendments to the Promissory Notes, JC Unify Capital (Holdings) Limited has the right to convert the Prior Notes into units consisting of one share of Common Stock of the Company and one right to receive one-twentieth of one share of Common Stock of the Company (together, the “Conversion Securities”), with no fractional Conversion Securities to be issued upon conversion, and the Prior Notes to be converted immediately prior to the closing of the Business Combination. The Amendments to the Promissory Notes also amended the events of default, so that the failure of the Company to issue Conversion Securities constitutes a failure to make required payments, constituting an event of default.

As of September 30, 2024 and March 31, 2024, total loans outstanding were $1,741,927 and $1,062,232, respectively.

Due to Related Party

The Company received additional funds from the Sponsor to finance term extension fees. As of September 30, 2024 and March 31, 2024, the amount due to related party was $656,913 for both periods.

Administrative Support Agreement

The Company entered into an agreement, commencing on the effective date of the Initial Public Offering, to pay the Sponsor up to a total of $10,000 per month for office space, administrative and support services. Upon completion of a Business Combination or liquidation, the Company will cease paying these monthly fees. In April 2023 the agreement was terminated and the amount due was waived. Since then, no further payment has accrued or paid under this agreement. As of September 30, 2024 and March 31, 2024, no amount was outstanding.

Related Party — Working Capital Loans

In order to finance transaction costs in connection with a Business Combination, the initial stockholders or an affiliate of the initial stockholders or certain of the Company’s directors and officers may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). If the Company completes a Business Combination, the Company would repay the Working Capital Loans out of the proceeds of the Trust Account released to the Company. Otherwise, the Working Capital Loans would be repaid only out of funds held outside the Trust Account. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans, but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. The Working Capital Loans would either be repaid upon consummation of a Business Combination, without interest, or, at the lender’s discretion, up to $1,500,000 of such loans may be convertible into units of the post-Business Combination entity at a price of $10.00 per unit at the option of the lender. The units would be identical to the Private Units.

As of September 30, 2024 and March 31, 2024, the Company had no borrowings under the related party loans.

Loan and Transfer Agreement

On January 26, 2023, the Company entered into a Loan and Transfer Agreement, dated as of the date hereof (the “Loan Agreement”), by and among the Company, Content Creation Media, LLC (the “Sponsor”), and the lender named therein (the “Lender”), pursuant to which the Sponsor was permitted to borrow $385,541 (the “Initial Loan”) and $128,513 per month, at the Company’s discretion (each a “Monthly Loan” and collectively with the Initial Loan, the “Loan”) which will in turn be loaned by the Sponsor to the Company, to cover certain extension payments to the trust account of the Company. Pursuant to the Loan Agreement, the Loan shall be payable within five (5) days of the date on which Company consummates its de-SPAC transaction.

As additional consideration for the Lender making the Initial Loan available to Sponsor, the Company shall issue 500,000 shares of Common Stock to the Lender (the “Initial Securities”), and as additional consideration for the lender making each Monthly Loan available to Sponsor, the Company shall issue 166,700 shares of Common Stock to Lender for each Monthly Loan. Such securities shall be subject to no transfer restrictions or any other lock-up provisions, earn outs or other contingencies, and shall promptly be registered pursuant to the first registration statement filed by the Company or the surviving entity following the de-SPAC Closing in connection with the de-SPAC Closing, or if no such registration statement is filed in connection with the de-SPAC Closing, the first registration statement filed subsequent to the de-SPAC Closing, which will be filed no later than 45 days after the de-SPAC Closing and declared effective no later than 90 days after the de-SPAC Closing.

The proceeds of the Loan were used for the Company to fund amounts deposited into the Company’s trust account in connection with each extension of the time available for the Company to consummate a business combination.

General

Our sponsor, officers and directors, or any of their respective affiliates, are entitled to be reimbursed for certain bona-fide, documented out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made to our sponsor, officers, directors or our or their affiliates and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.

No compensation or fees of any kind, including finder’s fees, consulting fees and other similar fees, will be paid to our insiders or any of the members of our management team, for services rendered prior to or in connection with the consummation of our initial business combination (regardless of the type of transaction that it is).

All ongoing and future transactions between us and any of our officers and directors or their respective affiliates will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions will require prior approval by our audit committee and a majority of our uninterested “independent” directors, or the members of our board who do not have an interest in the transaction, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our audit committee and a majority of our disinterested “independent” directors determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties.

Related Party Policy

Our Code of Ethics requires us to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the board of directors (or the audit committee). Related party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) we or any of our subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of our issued and outstanding common stock, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

We also require each of our directors and executive officers to annually complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

Our sponsor, officers and directors are, and may become a sponsor, an officer or director of other special purpose acquisition companies with a class of securities registered under the Securities Exchange Act of 1934, as amended, or the Exchange Act. Notwithstanding that, such officers and directors will continue to have a pre-existing fiduciary obligation to us, and we will, therefore, have priority over any special purpose acquisition companies they subsequently join.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

To further minimize conflicts of interest, we have agreed not to consummate our initial business combination with an entity that is affiliated with any of our insiders, officers or directors unless we have obtained an opinion from an independent investment banking firm and the approval of a majority of our disinterested and independent directors (if we have any at that time) that the business combination is fair to our unaffiliated stockholders from a financial point of view. In no event will our insiders, or any of the members of our management team be paid any finder’s fee, consulting fee or other similar compensation prior to, or for any services they render in order to effectuate, the consummation of our initial business combination (regardless of the type of transaction that it is).

Term of Office

If he is elected, Shibasish Sarkar will be elected as Class I director. The term of the Class I directors will end at our annual meeting held in 2028, the term of the Class II directors will end at our annual meeting held in 2026, and the term of our Class III directors will end at our annual meeting held in 2027.

Vote Required for Election

The person receiving a plurality of the votes cast will be elected as a Class I Director.

Recommendation of the IMAQ Board

The Company’s Board of Directors recommends that you vote “FOR” Shibasish Sarkar as a Class I Director of the Company.

PROPOSAL 5: THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if approved, will allow the chairman of the Annual General Meeting (who has agreed to act accordingly) to adjourn the Annual General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Annual General Meeting to approve the Charter Amendment Proposal, the Trust Amendment Proposal, or the Target Amendment Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, the chairman of the meeting will not exercise his or her ability to adjourn the Annual General Meeting to a later date (which he would otherwise have as the Chairman) in the event, based on the tabulated votes, there are not sufficient votes at the time of the Annual General Meeting to approve the Charter Amendment Proposal, the Trust Amendment Proposal, the Target Amendment Proposal and the Director Proposal.

Vote Required

If a majority of the shares represented in person or by proxy which were present and voted at the Annual General Meeting vote for the Adjournment Proposal, the chairman of the Annual General Meeting will exercise his or her power to adjourn the meeting as set out above.

The Sponsor has agreed to vote any shares of IMAQ Common Stock owned by them in favor of the Adjournment Proposal.

Recommendation of the IMAQ Board

The Company’s Board of Directors recommends that you vote “FOR” the Adjournment Proposal.

EXECUTIVE OFFICERS AND DIRECTOR COMPENSATION

None of our executive officers and directors receive any compensation for their services to us, except for the compensation of $40,000 to Mr. Viswash Joshi, our former chief financial officer pursuant to an employment agreement that he entered into with us on February 8, 2021, as further described below. No other compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing stockholders, including our directors, prior to, or for any services they render in order to effectuate, the consummation of a business combination. However, such individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. There is no limit on the amount of these out-of-pocket expenses and there will be no review of the reasonableness of the expenses by anyone other than our board of directors and audit committee, which includes persons who may seek reimbursement, or a court of competent jurisdiction if such reimbursement is challenged. No compensation was paid to any person in the fiscal year ended March 31, 2024.

On February 8, 2021, the Company entered into an agreement with Vishwas Joshi to act as Chief Financial Officer of the Company for a period of twenty-four months from the date of listing of the Company on NASDAQ. The Company has agreed to pay Mr. Joshi up to $400,000, subject to the Company successfully completing a Business Combination. If the Company does not complete a Business Combination within the Combination Period, the Company has agreed to pay Mr. Joshi $40,000. The expense accrued under this agreement is $40,000 as of March 31, 2024. On July 21, 2023, the Company extended the tenure of the agreement from July 27, 2023, to September 30, 2023, and the tenure was not further extended after September 30, 2023.

Other than above, none of our officers or directors have received any compensation for services rendered to us. Our audit committee will review on a quarterly basis all payments that were made to our Sponsor, officers or directors, or our or their affiliates. Any such payments prior to an initial business combination will be made from funds held outside the trust account. Other than quarterly audit committee review of such reimbursements, we do not expect to have any additional controls in place governing our reimbursement payments to our directors and officers for their out-of-pocket expenses incurred in connection with our activities on our behalf in connection with identifying and consummating an initial business combination.

Other than the aforementioned payments and reimbursements, no compensation of any kind, including finder’s and consulting fees, will be paid by the company to our Sponsor, officers and directors, or any of their respective affiliates, prior to completion of our initial business combination.

After the completion of our initial business combination, directors or members of our management team who remain with us may be paid consulting or management fees from the combined company. All of these fees will be fully disclosed to stockholders, to the extent then known, in the proxy solicitation materials or tender offer materials furnished to our stockholders in connection with a proposed business combination. We have not established any limit on the amount of such fees that may be paid by the combined company to our directors or members of management. It is unlikely the amount of such compensation will be known at the time of the proposed business combination, because the directors of the post-combination business will be responsible for determining officer and director compensation. Any compensation to be paid to our officers will be determined, or recommended to the board of directors for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on our board of directors.

We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our initial business combination, although it is possible that some or all of our officers and directors may negotiate employment or consulting arrangements to remain with us after our initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of our initial business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our officers and directors that provide for benefits upon termination of employment.

OUTSTANDING EQUITY AWARDS AT 2023 FISCAL YEAR-END

There were no option exercises for the year ended March 31, 2024 or options outstanding as of March 31, 2024.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee, on behalf of the Board, serves as an independent and objective party to monitor and provide general oversight of the integrity of our financial statements, our independent registered public accounting firm’s qualifications and independence, the performance of our independent registered public accounting firm, our compliance with legal and regulatory requirements and our standards of business conduct. The Audit Committee performs these oversight responsibilities in accordance with its Audit Committee Charter. Currently, the Board has four members, including three independent member. The Audit Committee consists of the three independent members. At the time the audited financial statements for the year ended March 31, 2024 were audited, an independent Audit Committee was in place and approved such financial statements.

Our management is responsible for preparing our financial statements and our financial reporting process. Our independent registered public accounting firm is responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles in the United States of America. The Audit Committee met with our independent registered public accounting firm, with and without management present, to discuss the results of their examinations and the overall quality of our financial reporting.

In this context, the Audit Committee reviewed and discussed our audited financial statements for the year ended March 31, 2024 with management and with our independent registered public accounting firm. The Audit Committee discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communications with Audit Committees), which includes, among other items, matters related to the conduct of the audit of our annual financial statements.

The Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding such independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm its independence from us and our management. In addition, no non-audit services were provided by our independent registered public accounting firm in 2024 was compatible with maintaining our registered public accounting firm’s independence and has concluded that it was.

Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board that our audited financial statements be included in our Annual Report on Form 10-K for the year ended March 31, 2024.

Respectfully submitted by the Audit Committee,

Ming-Hsien Hsu

Hsu-Kao Cheng

Tao-Chou Chang

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing of our company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent we specifically incorporate this Audit Committee Report by reference therein.

The Audit Committee has selected the firm of MERCURIUS & ASSOCIATES LLP (Formerly known as AJSH & Co LLP (“Mercurius”), an independent registered public accounting firm, as our auditors for the fiscal year ending March 31, 2025.

INDEPENDENT AUDITOR INFORMATION

Representatives of Mercurius have been invited to but are not expected to be present at the Annual Meeting. Mercurius was engaged by us on June 24, 2023.

Audit Fees

We incurred approximately $25,600 and $35,000 for professional services rendered by our registered independent public accounting firm, Mercurius, for the audit and reviews of the Company’s financial statements for each of fiscal 2024 and 2023, respectively.

Audit-Related Fees

We incurred approximately $20,750 and $0 for audit-related fees to Mercurius in each of fiscal 2024 and 2023, respectively.

Tax Reporting Preparation Fees

We did not incur any tax fees to Mercurius in each of fiscal 2024 and 2023.

All Other Fees

We did not incur any fees from our registered independent public accounting firms for services rendered to us, other than the services covered in “Audit Fees” and “Audit-Related Fees” for the fiscal years ended March 31, 2024 and 2023.

Pre-Approval Policies and Procedures

The Audit Committee pre-approves all audit and non-audit services performed by the Company’s auditor and the fees to be paid in connection with such services in order to assure that the provision of such services does not impair the auditor’s independence.

With respect to the Company’s auditing and other non-audit related services rendered by its registered independent public accounting firm for the years ended March 31, 2024 and 2023, all engagements were entered into pursuant to the Audit Committee’s pre-approval policies and procedures.

OTHER MATTERS

Stockholder Proposals

No business may be transacted at any annual general meeting or Annual General Meeting other than business that is either (i) specified in the notice of the general meeting (or any supplement thereto) given by or at the direction of the directors of the Company or (ii) otherwise properly brought before the general meeting in accordance with the requirements set forth in our governing documents.

Other Business

The Board does not know of any other matters to be presented at the Annual General Meeting. If any additional matters are properly presented at the Annual General Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

Principal Executive Offices

Our principal executive offices are located at 1604 US Highway 130, North Brunswick, NJ, 08902. Our telephone number is (212) 960-3677.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information available to us as of the Record Date, with respect to our shares of common stock held by:

•        each person known by us to be the beneficial owner of more than 5% of our issued and outstanding common stock;

•        each of our executive officers and directors and director nominees; and

•        all our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or will become exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed below has sole voting and investment power with respect to such shares.

In the table below, percentage ownership is based on 7,522,430 shares of common stock outstanding as of the Record Date, including 975,530 public shares. Voting power represents the combined voting power of shares of common stock owned beneficially by such person. The following table does not reflect record of beneficial ownership of any shares of common stock issuable upon conversion of the rights or exercise of the warrants, as the rights and warrants are not exercisable within 60 days of the Record Date.

	Number of Shares Beneficially Owned	Percentage of Outstanding Shares
Directors and Officers(1)
Shibasish Sarkar(2)	6,296,900	83.71%
Ming-Hsien Hsu	0
Hsu-Kao Cheng	0
Tao-Chou Chang	0
All officers and directors as a group (4 individuals)	6,296,900	83.71%
Holders of more than 5% of our outstanding common stock
Content Creation Media LLC(2)(3)	6,296,900	83.71%

____________

(1)      Unless otherwise noted, the business address of each of our stockholders listed is 1604 US Highway 130, North Brunswick, NJ, 08902.

(2)      Consists of shares owned by Content Creation Media LLC, over which Shibasish Sarkar, our Chairman and Chief Executive Officer, has voting and dispositive power over the shares owned by Content Creation Media LLC. Mr. Sarkar disclaims beneficial ownership of such shares, except to the extent of any pecuniary interest therein.

(3)      Content Creation Media LLC, our Sponsor, is the record holder of such shares. Shibasish Sarkar is the sole managing member of our Sponsor. The address of this stockholder is 1604 US Highway 130, North Brunswick, NJ 08902.

On November 10, 2023, the Company entered into a Securities Purchase Agreement with JC Unify, the Sponsor, and Shibasish Sarkar, (“Seller”, together with the Sponsor the “Sellers”), pursuant to which (i) the Sponsor agreed to sell, and JC Unify agreed to purchase, 4,125,000 shares of common stock and 657,675 private placement units of the Company, which represents 76% of the total Company Securities owned by the Sponsor (“Transferred Sponsor SPAC Securities”) for an aggregate purchase price of $1.00 (the “Closing Cash Purchase Price”), (ii) the Sellers shall deliver the termination of indemnity agreements of Shibasish Sarkar and Vishwas Joshi, and resignations of all of the officer and directors of the SPAC, other than the officer and director(s) as mutually agreed, whose resignations shall be effective on the 10th day following the mailing to stockholders of a Schedule 14F or proxy statement pursuant to the rules of the SEC advising stockholders of a Change in Control of the Board of Directors (the “Schedule 14F Change in Control Date”) (iii) in connection with the issuance of a $1,300,000 promissory note by JC Unify to the Company, the SPAC shall issue (i) 100,000 new units and 847,675 shares of common stock from the Company at the closing of a business combination, (iv) out of the $300,000 fee due to Chardan, $50,000 shall be rebated via wire transfer from the Chardan to the Sponsor at the Closing, (v) the Sellers and JC Unify agree and acknowledge that the Company shall purchase directors and officers’ insurance for the officers or directors of the Company that is serving or has served as an officer or director of the SPAC prior to the signing of the SPA (“Initial Officers and Directors”) with coverage of $1 million for an one (1) year, covering the period from July 26, 2023 to July 26, 2024, and (vi) the Company will use best efforts to include a provision in the definitive business combination agreement, stipulating that the potential target will refrain from initiating any legal action against Initial Officers and Directors of the Company, except in the event of fraud, negligence or bad faith prior to their resignations.

The obligation of the Buyer and Sellers in connection with the Closing are subject to the satisfaction (or waiver) of the certain conditions as described in the Securities Purchase Agreement.

STOCKHOLDER PROPOSALS

Stockholders who wish to present proposals for inclusion in the Company’s proxy materials for the 2026 Annual Meeting of Stockholders may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended. To be eligible, the shareholder proposals must be received by our Secretary at our principal executive office on or before August 12, 2025. Under SEC rules, you must have continuously held for at least one year prior to the submission of the proposal (and continue to hold through the date of the meeting) at least $2,000 in market value, or 1%, of our outstanding stock in order to submit a proposal which you seek to have included in the Company’s proxy materials. We may, subject to SEC review and guidelines, decline to include any proposal in our proxy materials.

If a shareholder who wishes to present a proposal fails to notify us by November 15, 2025, the proxies that management solicits for the meeting will confer discretionary authority to vote on the shareholder’s proposal if it is properly brought before the meeting.

ANNUAL REPORT

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2024 has been mailed to stockholders together with this proxy statement.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

For stockholders receiving printed proxy materials, unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•        If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at 1604 US Highway 130, North Brunswick, NJ, 08902, or (212) 960-3677, to inform us of his or her request; or

•        If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.

This Proxy Statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this Proxy Statement. Information and statements contained in this Proxy Statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

You may obtain additional copies of this Proxy Statement, at no cost, and you may ask any questions you may have about the Trust Amendment or the Adjournment by contacting us at the following address or telephone number:

International Media Acquisition Corp.
1604 US Highway 130
North Brunswick, NJ 08902
(212) 960-3677

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Advantage Proxy, Inc.
PO Box 10904,
Yakima, WA 98909
Toll Free: 866-894-0536
Email: Ksmith@advantageproxy.com

In order to receive timely delivery of the documents in advance of the Annual General Meeting, you must make your request for information no later than December 23, 2024 (one week prior to the date of the Annual General Meeting).

Annex A

FOURTH AMENDMENT TO THE

AMENDED AND RESTATED

CERTIFICATEOF INCORPORATION OF

INTERNATIONAL MEDIA ACQUISITION CORP.

December [•], 2024

International Media Acquisition Corp., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1. The name of the Corporation is “International Media Acquisition Corp.” The original certificate of incorporation was filed with the Secretary of State of the State of Delaware on January 15, 2021. The Amended and Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on July 28, 2021 and subsequently amended on January 27, 2023, July 31, 2023 and January 2, 2024 (as amended, the “Amended and Restated Certificate”).

2. This Amendment to the Amended and Restated Certificate amends the Amended and Restated Certificate.

3. This Amendment to the Amended and Restated Certificate was duly approved by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4. This Amendment shall become effective on the date of filing with the Secretary of State of the State of Delaware.

5. The text of Paragraph E of Article SIXTH is hereby amended and restated to read in full as follows:

“E. In the event that the Corporation does not consummate a Business Combination by January 2, 2025 (the “Termination Date”), upon the Corporation’s or Sponsor’s request, the Corporation may extend the Termination Date by one month (each, an “Extension”) on up to twenty-four (24) occasions, but in no event to a date later than January 2, 2027 (or, in each case, if the Office of the Delaware Division of Corporations shall not be open for business (including filing of corporate documents) on such date, the next date upon which the Office of the Delaware Division of Corporations shall be open); provided that (i) the Corporation or the Sponsor (or their respective affiliates or permitted designees) will deposit into the Trust Account $2,000 for each Extension (each, a “Contribution”) and (ii) the procedures relating to any such extension, as set forth in the Trust Agreement, shall have been complied with. Any Contribution shall be held in the Trust Account and used to fund the redemption of the Offering Shares in accordance with this Article SIXTH. If the Corporation does not consummate a Business Combination by January 2, 2027, or by the applicable deadline in the event the Corporation does not extend the Termination Date in accordance with the terms hereof, the Corporation shall (i) cease all operations except for the purposes of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter redeem 100% of the IPO Shares for cash for a redemption price per share as described below (which redemption will completely extinguish such holders’ rights as stockholders, including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to approval of the Corporation’s then stockholders and subject to the requirements of the GCL, including the adoption of a resolution by the Board of Directors pursuant to Section 275(a) of the GCL finding the dissolution of the Corporation advisable and the provision of such notices as are required by said Section 275(a) of the GCL, dissolve and liquidate the balance of the Corporation’s net assets to its remaining stockholders, as part of the Corporation’s plan of dissolution and liquidation, subject (in the case of (ii) and (iii) above) to the Corporation’s obligations under the GCL to provide for claims of creditors and other requirements of applicable law (“Dissolve”). In such event, the per share redemption price shall be equal to a pro rata share of the Trust Fund plus any pro rata interest earned on the funds held in the Trust Fund and not previously released to the Corporation for its working capital requirements or necessary to pay its taxes divided by the total number of IPO Shares then outstanding. In the event that the Corporation does not timely make all additional deposits into its Trust Account as required by the Corporation’s Investment Management Trust Agreement entered into at the time of the IPO, as amended, the Corporation shall Dissolve.”

Annex A-1

IN WITNESS WHEREOF, International Media Acquisition Corp. has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.

INTERNATIONAL MEDIA ACQUISITION CORP.

By:
Name:	Shibasish Sarkar
Title:	Chief Executive Officer

Annex A-2

Annex B

PROPOSED FIFTH AMENDMENT
TO THE
INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 5 (this “Amendment”), dated as of December [•], 2024, to the Investment Management Trust Agreement (as defined below) is made by and between International Media Acquisition Corp. (the “Company”) and Continental Stock Transfer & Trust Company, as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement dated as of July 28, 2021 (as amended by Amendment No.1 to the Investment Management Trust Agreement, dated July 26, 2022, Amendment No. 2 to the Investment Management Trust Agreement, dated January 27, 2023, Amendment No. 3 to the Investment Management Trust Agreement, dated July 31, 2023, and Amendment No. 4 to the Investment Management Trust Agreement, dated January 2, 2024 the “Trust Agreement”);

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein;

WHEREAS, the Company obtained the requisite vote of the stockholders of the Company to approve this Amendment; and

NOW THEREFORE, IT IS AGREED:

1.      Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after receipt of, and only in accordance with, the terms of a letter (“Termination Letter”), in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, signed on behalf of the Company by its President, Chief Executive Officer or Chairman of the Board and Secretary or Assistant Secretary, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account only as directed in the Termination Letter and the other documents referred to therein; provided, however, that in the event that a Termination Letter has not been received by the Trustee by January 2, 2025 (the “Deadline Date”) (provided that the Board, in its discretion, upon written notice to the Trustee, may extend the Deadline Date by one month on up to twenty-four (24) occasions (each, an “Extension”), but in no event to a date later than January 2, 2027 (or, in each case, if the Office of the Delaware Division of Corporations shall not be open for business (including filing of corporate documents) on such date, the next date upon which the Office of the Delaware Division of Corporations shall be open)) if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B hereto and distributed to the Public Shareholders as of record as of such date; provided, however, that the Company or the Sponsor (or their respective affiliates or permitted designees) will deposit into the Trust Account $2,000 for each Extension (each, a “Contribution”); provided further, however, that in the event the Trustee receives a Termination Letter in a form substantially similar to Exhibit B hereto, or if the Trustee begins to liquidate the Property because it has received no such Termination Letter by the date specified in clause (y) of this Section 1(i), the Trustee shall keep the Trust Account open until twelve (12) months following the date the Property has been distributed to the Public Stockholders.

2.      Amendments to Definitions.

(i) Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement. The following defined term in the Trust Agreement shall be amended and restated in their entirety:

“Trust Agreement” shall mean that certain Investment Management Trust Agreement, dated July 28, 2021, by and between International Media Acquisition and Continental Stock Transfer & Trust Company, as amended by Amendment No. 1 to Investment Management Trust Agreement dated July 26, 2022, by Amendment No. 2 to the Investment Management Trust Agreement, dated January 27, 2023, by Amendment No.3 to Investment Management Trust Agreement dated July 31, 2023, by Amendment No.4 to Investment Management Trust Agreement dated January 2, 2024, and by Amendment to No.5 to Investment Management Trust Agreement, dated December [•], 2024.”; and

Annex B-1

3.      All other provisions of the Trust Agreement shall remain unaffected by the terms hereof.

4.      This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature or electronic signature shall be deemed to be an original signature for purposes of this Amendment.

5.      This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 7(c) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

6.      This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

[signature page follows]

Annex B-2

IN WITNESS WHEREOF, the parties have duly executed this Amendment to the Investment Management Trust Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:
Name:	[•]
Title:	[•]

INTERNATIONAL MEDIA ACQUISITION CORP.

By:
Name:	Shibasish Sarkar
Title:	Chief Executive Officer

Annex B-3

INTERNATIONAL MEDIA ACQUISITION CORP.
1604 US HIGHWAY 130
NORTH BRUNSWICK, NJ, 08902
PROXY FOR
THE ANNUAL GENERAL MEETING OF
STOCKHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Annual General Meeting to be Held on December 30, 2024: The Proxy Statement is available at https://www.cstproxy.com/imac/agm2024

The undersigned hereby appoints Shibasish Sarkar, or the Chairperson of the general meeting as proxy of the undersigned to attend the Annual General Meeting of Stockholders (the “Annual General Meeting”) of International Media Acquisition Corp., a Delaware limited liability company (the “Company”), to be held via teleconference as described in the Proxy Statement on December 30, 2024 at 9:00 a.m. Eastern time, or at such other time, on such other date to which the meeting may be postponed or adjourned, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Annual General Meeting, dated December 9, 2024 (the “Notice”), a copy of which has been received by the undersigned, as follows:

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THISPROXY WILL BE VOTED “FOR” THE PROPOSAL.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.
(Continued and to be marked, dated and signed on reverse side)

Please mark vote as indicated in this example ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

1. PROPOSAL 1. CHARTER AMENDMENT — APPROVAL OF AN AMENDMENT TO THE COMPANY’S CURRENT CERTIFICATE OF INCORPORATION (THE “CURRENT CHARTER”) TO EXTEND THE DATE BY WHICH IT HAS TO CONSUMMATE A BUSINESS COMBINATION (THE “COMBINATION PERIOD”) FOR TWENTY-FOUR (24) ADDITIONAL ONE (1) MONTH PERIODS FROM JANUARY 2, 2025 TO JANUARY 2, 2027 BY DELETING THE CURRENT CHARTER IN ITS ENTIRETY AND SUBSTITUTING IT WITH THE NEW AMENDED AND RESTATED CERTIFICATE OF INCORPORATION (THE “NEW CHARTER”) TO THE ACCOMPANYING PROXY STATEMENT (THE “CHARTER AMENDMENT PROPOSAL”)

For ☐	Against ☐	Abstain ☐

2. PROPOSAL 2. TRUST AMENDMENT — APPROVAL OF AN AMENDMENT TO THE COMPANY’S INVESTMENT MANAGEMENT TRUST AGREEMENT, DATED AS OF JULY 28, 2021, AS AMENDED ON JULY 26, 2023, JANUARY 27, 2023, JULY 31, 2024 AND JANUARY 2, 2024, (THE “TRUST AGREEMENT”), BY AND BETWEEN THE COMPANY AND CONTINENTAL STOCK TRANSFER & TRUST COMPANY (THE “TRUSTEE”), ALLOWING THE COMPANY TO EXTEND THE COMBINATION PERIOD FOR TWENTY-FOUR (24) ADDITIONAL ONE (1) MONTH PERIODS FROM JANUARY 2, 2025 TO JANUARY 2, 2027 (I.E., FOR A TOTAL PERIOD OF TIME ENDING 65 MONTHS FROM THE CONSUMMATION OF THE IPO) (AS AMENDED, THE “TRUST AMENDMENT”) BY DEPOSITING INTO THE TRUST ACCOUNT (THE “TRUST ACCOUNT”) $2,000 FOR EACH ONE-MONTH EXTENSION (EACH, AN “EXTENSION PAYMENT”) (THE “TRUST AMENDMENT PROPOSAL”)

For ☐	Against ☐	Abstain ☐

3. PROPOSAL 3. TARGET AMENDMENT — APPROVAL OF AN AMENDMENT TO ALLOW THE COMPANY TO UNDERTAKE AN INITIAL BUSINESS COMBINATION WITH ANY ENTITY WITH ITS PRINCIPAL BUSINESS OPERATIONS IN CHINA (INCLUDING HONG KONG AND MACAU) (THE “TARGET AMENDMENT PROPOSAL”)

For ☐	Against ☐	Abstain ☐

4. PROPOSAL 4. DIRECTOR — TO ELECT ONE INDIVIDUALS TO SERVE AS A CLASS I DIRECTOR UNTIL THE EXPIRATION OF HIS OR HER TERM OR UNTIL HIS OR HER RESPECTIVE SUCCESSOR HAS BEEN DULY ELECTED AND QUALIFIED OR UNTIL HIS OR HER EARLIER RESIGNATION, REMOVAL OR DEATH. THE TERM OF THE CLASS I DIRECTORS WILL END AT OUR ANNUAL MEETING HELD IN 2028.

FOR all nominees listed below (except as indicated). ☐
WITHHOLD AUTHORITY to vote for all nominees listed below. ☐

If you wish to withhold your vote for any individual nominee, strike a line through that nominee’s name set forth below:

Shibasish Sarkar

5. PROPOSAL 5. ADJOURNMENT — TO DIRECT THE CHAIRMAN OF THE ANNUAL GENERAL MEETING TO ADJOURN THE ANNUAL GENERAL MEETING TO A LATER DATE OR DATES, IF NECESSARY, TO PERMIT FURTHER SOLICITATION AND VOTE OF PROXIES IF, BASED UPON THE TABULATED VOTE AT THE TIME OF THE MEETING, THERE ARE NOT SUFFICIENT VOTES TO APPROVE THE PROPOSALS 1 ,2, 3 AND 4.

For ☐	Against ☐	Abstain ☐

NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL GENERAL MEETING AND ANYADJOURNMENT(S) THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL GENERAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Dated:____________________________________
Signature of Stockholder

(Signature if held Jointly)

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE PRINT NAME

Certificate Number(s)

Total Number of Shares Owned

Sign exactly as your name(s) appears on your stock certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a stock certificate is registered in two names or held as joint tenants or as community property, both interested persons should sign.

PLEASE COMPLETE THE FOLLOWING:

I plan to attend the Annual General Meeting (Circle one):            Yes            No

Number of attendees: ______

PLEASE NOTE:

STOCKHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE ANNUAL GENERAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.